United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/16

Date of Reporting Period: 10/31/16

Item 1. Reports to Stockholders

Annual Shareholder Report
October 31, 2016
Share Class	Ticker
A	KAUAX
B	KAUBX
C	KAUCX
R	KAUFX

Federated Kaufmann Fund
Successor to the Kaufmann Fund, Inc., with performance history since February 21, 1986

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2015 through October 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2016, was 1.77% for the Class A Shares, 1.34% for the Class B Shares, 1.15% for the Class C Shares and 1.76% for the Class R Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1 the Fund's broad-based securities market index, was 0.40% for the same period. The total return of the Morningstar Mid-Cap Growth Funds Average (MMCGFA),2 a peer group average for the Fund, was -0.86% for the same period. The Fund's and MMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund's Class A Shares.
Market Overview
During the reporting period, the global equity markets remained in a cautious stance while U.S. stock market was one of the few markets to maintain positive returns. The U.S. Federal Reserve (the “Fed”) raised its target rate in December 2015 for first time in nearly a decade due to positive economic data. However, concerns about global growth kept the Fed on hold for the remainder of the reporting period. Worries about global growth pressured markets during the reporting period particularly as China's economy showed signs of slowing, causing deflationary worries. Despite persistent geopolitical headwinds, e.g., Syria and the Middle East, global economies continued to grow, albeit slowly. Policymakers around the world continued to lean towards stimulus. Meanwhile, the U.S. pursued the opposite approach, a tightening strategy, which drove the strength in the U.S. Dollar Index.4
Stock Selection
The key factor affecting performance from a macroeconomic standpoint was the improving U.S. economic fundamentals, as well as accommodative monetary policies by the Fed and other central banks around the world. The monetary easing policies allowed a slow but gradual recovery of the major world economies. Profitability of many of the companies in which the Fund invested remained strong throughout the reporting period. Fund management continued to find attractive mid-cap growth investment opportunities–companies that are dominant competitors and that have strengthening fundamentals potentially delivering both near-term and long-term growth in sales and earnings.
Annual Shareholder Report
1

The majority of the Fund outperformance on a gross return basis versus the RMCGI was due to stock selection and sector weighting particularly in the Health Care, Consumer Discretionary and Information Technology sectors. Individual companies that most contributed to Fund performance during the reporting period were: Dyax Corp., Veeva Systems, Tesaro Inc., Corcept Therapeutics and U.S. Silica. Laggard companies that hurt relative Fund performance were: Alkermes Plc, Seres Therapeutics Inc., Dynavax Technology, Fitbit Inc. and Progenics Pharmaceuticals.
Sector Exposure
At the end of the reporting period, approximately 72% of the portfolio was invested in four large sectors: Health Care, Information Technology, Consumer Discretionary and Industrials. These sectors have historically provided good opportunities for bottom-up growth investors. Overweighting the Health Care and underweighting Energy sectors benefited relative performance versus the RMCGI. Underweighting in the Consumer Discretionary and Consumer Staples hurt relative Fund performance.
International Exposure
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance. Approximately 8% of the Fund's assets were invested in such companies during the reporting period.
Effect of Cash Holdings
The Fund had significant cash outflows during the reporting period which resulted in an average cash position of 11%. In a rising market, the cash holdings resulted in a modest drag on relative Fund performance.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MMCGFA.
3	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund (the “Fund”) from October 31, 2006 to October 31, 2016, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Mid-Cap Growth Funds Average (MMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2016
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	Total returns shown for Class R Shares include the redemption fee of 0.20%.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-3.83%	11.69%	5.89%
Class B Shares	-3.36%	12.12%	6.03%
Class C Shares	0.30%	12.34%	5.93%
Class R Shares	1.56%	12.89%	6.48%
RMCGI	0.40%	12.02%	7.65%
MMCGFA	-0.86%	10.20%	6.59%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date; for Class R Shares, the ending value reflects a 0.20% redemption fee. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and MMCGFA have been adjusted to reflect reinvestment of all dividends on securities in the index and the average.
2	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At October 31, 2016, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	30.9%
Information Technology	23.6%
Consumer Discretionary	8.9%
Industrials	8.4%
Financials	7.3%
Materials	5.2%
Real Estate	2.6%
Energy	1.8%
Consumer Staples	0.8%
Telecommunication Services	0.4%
Securities Lending Collateral[2]	6.0%
Cash Equivalents[3]	11.4%
Other Assets and Liabilities—Net[4]	(7.3)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash collateral received from lending portfolio securities, which is invested in short-term investments such as repurchase agreements or money market mutual funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
October 31, 2016
Shares or Principal Amount			Value
		COMMON STOCKS—89.7%
		Consumer Discretionary—8.9%
300,000		Abercrombie & Fitch Co., Class A	$4,383,000
72,800	[1]	Amazon.com, Inc.	57,498,896
155,000	[2]	Cracker Barrel Old Country Store, Inc.	21,390,000
100,000		Ctrip.com International Ltd., ADR	4,415,000
1,030,000	[1]	Dave & Buster's Entertainment, Inc.	42,590,500
1,270,000		Hilton Worldwide Holdings, Inc.	28,702,000
470,000		Las Vegas Sands Corp.	27,203,600
185,600	[1]	Mohawk Industries, Inc.	34,206,080
446,000		Moncler S.p.A	7,436,108
43,580,412		NagaCorp Limited	27,251,121
300,000	[1]	Newell Brands, Inc.	14,406,000
833,370	[1]	One Group Hospitality, Inc./The	1,950,086
6,738,547		Samsonite International SA	21,153,438
350,000		Six Flags Entertainment Corp.	19,477,500
1,330,000		Starbucks Corp.	70,583,100
200,000		Whirlpool Corp.	29,964,000
1,135,900	[1]	Yoox Net-A-Porter Group	32,754,429
		TOTAL	445,364,858
		Consumer Staples—0.8%
1,115,000	[1]	Blue Buffalo Pet Products, Inc.	28,008,800
80,000		Constellation Brands, Inc., Class A	13,369,600
		TOTAL	41,378,400
		Energy—1.8%
1,367,000	[1]	Rice Energy, Inc.	30,197,030
1,216,400		US Silica Holdings, Inc.	56,185,516
		TOTAL	86,382,546
		Financials—7.3%
205,000	[1]	Affiliated Managers Group	27,195,300
1,350,000		American International Group, Inc.	83,295,000
282,800		BlackRock, Inc.	96,502,672
1,000,000		CIT Group Holdings, Inc.	36,330,000
2,750,000		Chimera Investment Corp.	43,092,500
1,935,000		EverBank Financial Corp.	37,364,850
1	[1,3,4]	FA Private Equity Fund IV LP	523,844
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Financials—continued
6,839,360		FinecoBank Banca Fineco SPA	$40,031,422
1	[1,3,4]	Infrastructure Fund	0
		TOTAL	364,335,588
		Health Care—30.7%
316,600	[1,2]	Acadia Pharmaceuticals, Inc.	7,379,946
300,000		Agilent Technologies, Inc.	13,071,000
785,000	[1]	Alkermes, Inc.	39,571,850
1,100,000	[1]	Amphastar Pharmaceuticals, Inc.	19,954,000
1	[3,4]	Apollo Investment Fund V	323,303
1,359,250	[1,5]	arGEN-x	20,880,907
370,996	[1,2]	aTyr Pharma, Inc.	1,020,239
6,978,566	[1,4]	BioNano Genomics, Inc.	0
1,100,000	[1]	Boston Scientific Corp.	24,200,000
773,219	[1]	Catalent, Inc.	17,637,125
1,735,000	[1,5]	ContraFect Corp.	3,990,500
12,439,968	[1,5]	Corcept Therapeutics, Inc.	86,333,378
500,000		Danaher Corp.	39,275,000
1,566,065	[1]	Dexcom, Inc.	122,528,926
8,829,511	[1,2,4,5]	Dyax Corp. - CVR	9,800,757
2,100,000	[1,5]	Dynavax Technologies Corp.	19,425,000
1,700,000	[1,2,5]	Egalet Corp.	9,537,000
250,000	[1,2]	GW Pharmaceuticals PLC, ADR	29,347,500
881,500	[1]	Galapagos NV	53,614,471
956,807	[1,2]	Galapagos NV, ADR	58,001,640
630,000	[1]	Genmab A/S	103,920,659
783,418	[1]	Glaukos Corp.	26,166,161
350,000	[1]	IDEXX Laboratories, Inc.	37,499,000
1,430,000	[1,5]	Intersect ENT, Inc.	20,878,000
1	[3,4]	Latin Healthcare Fund	424,650
175,000	[1]	MacroGenics, Inc.	4,145,750
436,000		Medtronic PLC	35,760,720
5,319,140	[1,2,5]	Minerva Neurosciences, Inc.	59,308,411
1,000,000	[1]	Nektar Therapeutics	12,400,000
268,885	[1,2]	Nevro Corp.	24,715,909
2,500,000	[1,5]	Otonomy, Inc.	37,750,000
325,000	[1]	Penumbra, Inc.	21,433,750
880,000	[1,2]	Poxel SA	5,832,727
Annual Shareholder Report
7

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
11,301,600	[1,5]	Progenics Pharmaceuticals, Inc.	$56,847,048
750,000	[1]	Repligen Corp.	21,427,500
1,108,000	[1,2]	SAGE Therapeutics, Inc.	48,242,320
2,635,000	[1,2,5]	SCYNEXIS, Inc.	8,458,350
1,000,000	[1,2,5]	Seres Therapeutics, Inc.	10,790,000
700,000		Shire PLC	39,528,788
135,000		Shire PLC, ADR	22,766,400
959,018	[1,4,5]	Soteira, Inc.	0
1,400,000	[1,2,5]	Spark Therapeutics, Inc.	65,814,000
1,173,832	[1,3,5]	SteadyMed Ltd.	4,519,253
1,317,816	[1,5]	SteadyMed Ltd.	5,073,592
750,000	[1,2]	Tesaro, Inc.	90,660,000
370,800	[1,2]	Ultragenyx Pharmaceutical, Inc.	21,873,492
225,000	[1]	VCA, Inc.	13,828,500
3,500,000	[1]	Veeva Systems, Inc.	135,975,000
1,080,000	[1]	Versartis, Inc.	11,934,000
870,000	[1,2,5]	Zogenix, Inc.	7,090,500
		TOTAL	1,530,957,022
		Industrials—8.4%
350,000		Acuity Brands, Inc.	78,249,500
2,175,000		Air Lease Corp.	65,815,500
637,700	[1]	Dycom Industries, Inc.	49,058,261
281,200		Equifax, Inc.	34,860,364
800,000		KAR Auction Services, Inc.	34,064,000
725,000	[1]	Rexnord Corp.	14,420,250
57,753		Safran SA	3,966,423
621,000		Union Pacific Corp.	54,759,780
370,000	[1]	Verisk Analytics, Inc.	30,173,500
3,200,000	[1]	ZTO Express (Cayman), Inc., ADR	54,176,000
		TOTAL	419,543,578
		Information Technology—23.6%
130,000	[1]	Adobe Systems, Inc.	13,976,300
1,465,000	[1]	Advanced Micro Devices, Inc.	10,591,950
530,000	[1]	Alibaba Group Holding Ltd., ADR	53,895,700
625,000		Amadeus IT Group S.A.	29,487,523
500,000		Broadcom Ltd.	85,140,000
1,000,000	[1]	BroadSoft, Inc.	41,550,000
Annual Shareholder Report
8

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Information Technology—continued
180,000	[1]	Check Point Software Technologies Ltd.	$15,220,800
325,000	[1]	CoStar Group, Inc.	60,814,000
400,000	[1]	Coupa Software, Inc.	10,000,000
1,059,322	[1,3,4]	Expand Networks Ltd.	0
690,000	[1,2]	Fitbit, Inc.	9,149,400
409,882	[1]	Fleetmatics Group PLC	24,551,932
800,000	[1,2]	GoDaddy, Inc.	28,632,000
150,000	[1]	GrubHub, Inc.	5,716,500
1,440,000	[1]	Microsemi Corp.	60,667,200
1,500,000	[1,2]	Mobileye NV	55,770,000
1,150,000	[1]	NIC, Inc.	26,392,500
1,015,000	[1]	NXP Semiconductors NV	101,500,000
320,000	[1]	NetSuite, Inc.	29,798,400
562,921	[1]	Q2 Holdings, Inc.	15,818,080
1,423,600	[1,2]	RADWARE Ltd.	19,232,836
500,000	[1]	Salesforce.com, Inc.	37,580,000
3,751	[1,3,4]	Sensable Technologies, Inc.	0
1,400,000	[1]	ServiceNow, Inc.	123,074,000
270,000	[1]	Shopify, Inc.	11,191,500
453,000	[1]	Splunk, Inc.	27,266,070
700,000	[1]	Tyler Technologies, Inc.	112,280,000
1,000,000	[1]	Vantiv, Inc.	58,360,000
1,000,000	[1]	Workday, Inc.	86,680,000
700,000	[1,2]	Zillow Group, Inc.	23,352,000
		TOTAL	1,177,688,691
		Materials—5.2%
521,000		Eagle Materials, Inc.	42,185,370
360,800	[1,2]	Forterra, Inc.	6,205,760
435,000	[1]	Ingevity Corp.	18,009,000
141,800		Martin Marietta Materials	26,286,884
395,000		Sherwin-Williams Co.	96,719,700
1,700,000	[1,2]	Valvoline, Inc.	34,680,000
300,000		Vulcan Materials Co.	33,960,000
		TOTAL	258,046,714
		Real Estate—2.6%
900,000	[1]	CBRE Group, Inc.	23,184,000
500,000		Crown Castle International Corp.	45,495,000
Annual Shareholder Report
9

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Real Estate—continued
250,000		Lamar Advertising Co.	$15,862,500
400,000		MGM Growth Properties LLC	10,528,000
700,000		Ryman Hospitality Properties	35,294,000
		TOTAL	130,363,500
		Telecommunication Services—0.4%
530,000	[1]	Zayo Group Holdings, Inc.	17,055,400
		TOTAL COMMON STOCKS (IDENTIFIED COST $3,153,487,003)	4,471,116,297
		CORPORATE BONDS—0.1%
		Consumer Discretionary—0.0%
$244,000	[3]	Ctrip.com International Ltd., Conv. Bond, Series 144A, 1.25%, 9/15/2022	241,714
		Health Care—0.1%
4,600,000	[3]	Protalix Biotherapeutics, Inc., Conv. Bond, 4.50%, 9/15/2018	3,059,488
		TOTAL CORPORATE BONDS (IDENTIFIED COST $4,844,000)	3,301,202
		PREFERRED STOCK—0.0%
		Information Technology—0.0%
679,348	[1,3,4]	Multiplex, Inc., Pfd., Series C (IDENTIFIED COST $5,000,001)	0
		WARRANTS—0.1%
		Health Care—0.1%
1,735,000	[1,5]	ContraFect Corp., 7/21/2027	2,161,116
848,250	[1,5]	SCYNEXIS, Inc., 6/24/2021	1,638,056
1,173,832	[1,5]	SteadyMed Ltd., 8/2/2021	3,006,301
7,425,000	[1,5]	Zogenix, Inc., 7/27/2017	703,147
		TOTAL WARRANTS (IDENTIFIED COST $164,079)	7,508,620
		INVESTMENT COMPANIES—17.4%
298,168,770	[5,6]	Federated Government Obligations Fund, Institutional Shares, 0.27%[7]	298,168,770
568,092,887	[5]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.45%[7]	568,092,887
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $866,261,657)	866,261,657
		TOTAL INVESTMENTS—107.3% (IDENTIFIED COST $4,029,756,740)[8]	5,348,187,776
		OTHER ASSETS AND LIABILITIES - NET—(7.3)%[9]	(361,885,532)
		TOTAL NET ASSETS—100%	$4,986,302,244
Annual Shareholder Report
10

At October 31, 2016, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
1S&P 500 E-Mini Index Short Futures	371	$39,327,855	December 2016	$500,444
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2016, these restricted securities amounted to $9,092,252, which represented 0.2% of total net assets.
4	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
5	Affiliated companies and holdings.
6	All or a portion of this security is held as collateral for securities lending.
7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $4,064,021,050.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
11

The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$3,529,383,574	$—	$11,072,554	$3,540,456,128
International	544,802,153	385,858,016		930,660,169
Preferred Stocks
Domestic	0	—	—	0
Debt Securities:
Corporate Bonds	—	3,301,202	—	3,301,202
Warrants	—	7,508,620	—	7,508,620
Investment Companies	866,261,657	—	—	866,261,657
TOTAL SECURITIES	$4,940,447,384	$396,667,838	$11,072,554	$5,348,187,776
Other Financial Instruments[1]
Assets	$500,444	$—	$—	$500,444
Liabilities	—	—	—	—
TOTAL OTHER FINANCIAL INSTRUMENTS	$500,444	$—	$—	$500,444
1	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
CVR	—Contingent Value Right
SA	—Support Agreement
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$6.02	$6.60	$6.59	$5.28	$4.92
Income From Investment Operations:
Net investment income (loss)	(0.05)[1]	(0.08)[1]	(0.09)[1]	(0.05)[1]	(0.05)[1]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	0.16	0.46	0.98	1.78	0.50
TOTAL FROM INVESTMENT OPERATIONS	0.11	0.38	0.89	1.73	0.45
Less Distributions:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)
Net Asset Value, End of Period	$5.27	$6.02	$6.60	$6.59	$5.28
Total Return[2]	1.77%	6.29%	14.54%	35.63%	9.45%
Ratios to Average Net Assets:
Net expenses	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]
Net expenses excluding dividends and other expenses related to short sales	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]
Net investment income (loss)	(1.00)%	(1.22)%	(1.27)%	(0.82)%	(0.97)%
Expense waiver/reimbursement[4]	0.06%	0.05%	0.15%	0.25%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,364,222	$1,582,916	$1,550,663	$1,508,534	$1,898,465
Portfolio turnover	55%	51%	52%	63%	61%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.95%, 1.95% and 1.95%, for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$5.36	$6.00	$6.10	$4.94	$4.64
Income From Investment Operations:
Net investment income (loss)	(0.07)[1]	(0.10)[1]	(0.11)[1]	(0.07)[1]	(0.07)[1]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	0.15	0.42	0.89	1.65	0.46
TOTAL FROM INVESTMENT OPERATIONS	0.08	0.32	0.78	1.58	0.39
Less Distributions:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)
Net Asset Value, End of Period	$4.58	$5.36	$6.00	$6.10	$4.94
Total Return[2]	1.34%	5.83%	13.83%	34.99%	8.72%
Ratios to Average Net Assets:
Net expenses	2.48%[3]	2.48%[3]	2.50%[3]	2.50%[3]	2.50%[3]
Net expenses excluding dividends and other expenses related to short sales	2.48%[3]	2.48%[3]	2.50%[3]	2.50%[3]	2.50%[3]
Net investment income (loss)	(1.52)%	(1.74)%	(1.81)%	(1.35)%	(1.52)%
Expense waiver/reimbursement[4]	0.03%	0.03%	0.11%	0.20%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,634	$99,777	$123,679	$159,846	$184,726
Portfolio turnover	55%	51%	52%	63%	61%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.48%, 2.48%, 2.50%, 2.50% and 2.50%, for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$5.36	$6.00	$6.10	$4.94	$4.64
Income From Investment Operations:
Net investment income (loss)	(0.07)[1]	(0.10)[1]	(0.11)[1]	(0.07)[1]	(0.07)[1]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	0.14	0.42	0.89	1.65	0.46
TOTAL FROM INVESTMENT OPERATIONS	0.07	0.32	0.78	1.58	0.39
Less Distributions:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)
Net Asset Value, End of Period	$4.57	$5.36	$6.00	$6.10	$4.94
Total Return[2]	1.15%	5.86%	13.83%	34.99%	8.72%
Ratios to Average Net Assets:
Net expenses	2.48%[3]	2.48%[3]	2.50%[3]	2.50%[3]	2.50%[3]
Net expenses excluding dividends and other expenses related to short sales	2.48%[3]	2.48%[3]	2.50%[3]	2.50%[3]	2.50%[3]
Net investment income (loss)	(1.52)%	(1.75)%	(1.81)%	(1.39)%	(1.52)%
Expense waiver/reimbursement[4]	0.03%	0.03%	0.11%	0.20%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$343,129	$418,926	$427,755	$431,327	$392,886
Portfolio turnover	55%	51%	52%	63%	61%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.48%, 2.48%, 2.50%, 2.50% and 2.50%, for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$6.03	$6.61	$6.60	$5.28	$4.93
Income From Investment Operations:
Net investment income (loss)	(0.05)[1]	(0.08)[1]	(0.08)[1]	(0.05)[1]	(0.05)[1]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	0.16	0.46	0.97	1.79	0.49
TOTAL FROM INVESTMENT OPERATIONS	0.11	0.38	0.89	1.74	0.44
Less Distributions:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)
Net Asset Value, End of Period	$5.28	$6.03	$6.61	$6.60	$5.28
Total Return[2]	1.76%	6.28%	14.52%	35.81%	9.23%
Ratios to Average Net Assets:
Net expenses	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]
Net expenses excluding dividends and other expenses related to short sales	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]
Net investment income (loss)	(1.00)%	(1.22)%	(1.27)%	(0.85)%	(0.97)%
Expense waiver/reimbursement[4]	0.29%	0.29%	0.38%	0.48%	0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,206,317	$3,452,182	$3,497,459	$3,358,658	$2,878,476
Portfolio turnover	55%	51%	52%	63%	61%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.95%, 1.95% and 1.95%, for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Assets and Liabilities
October 31, 2016
Assets:
Total investment in securities, at value including $283,732,210 of securities loaned, $866,261,657 of investment in affiliated holdings and $434,005,316 of investments in affiliated companies (Note 5) (identified cost $4,029,756,740)		$5,348,187,776
Restricted Cash (Note 2)		1,669,500
Cash denominated in foreign currencies (identified cost $4,243)		4,212
Income receivable		537,715
Receivable for investments sold		46,705,862
Receivable for shares sold		968,531
Receivable for daily variation margin on futures contracts		68,643
TOTAL ASSETS		5,398,142,239
Liabilities:
Payable for investments purchased	$102,364,305
Payable for shares redeemed	6,027,854
Payable for collateral due to broker for securities lending	298,168,770
Payable to adviser (Note 5)	173,991
Payable for administrative fees (Note 5)	10,671
Payable for distribution services fee (Note 5)	1,279,886
Payable for other service fees (Notes 2 and 5)	2,687,867
Accrued expenses (Note 5)	1,126,651
TOTAL LIABILITIES		411,839,995
Net assets for 956,869,792 shares outstanding		$4,986,302,244
Net Assets Consist of:
Paid-in capital		$3,260,840,527
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		1,318,931,516
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		466,260,675
Distributions in excess of net investment income		(59,730,474)
TOTAL NET ASSETS		$4,986,302,244
Annual Shareholder Report
17

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,364,221,692 ÷ 258,796,567 shares outstanding), no par value, unlimited shares authorized	$5.27
Offering price per share (100/94.50 of $5.27)	$5.58
Redemption proceeds per share	$5.27
Class B Shares:
Net asset value per share ($72,634,438 ÷ 15,870,411 shares outstanding), no par value, unlimited shares authorized	$4.58
Offering price per share	$4.58
Redemption proceeds per share (94.50/100 of $4.58)	$4.33
Class C Shares:
Net asset value per share ($343,129,273 ÷ 75,046,707 shares outstanding), no par value, unlimited shares authorized	$4.57
Offering price per share	$4.57
Redemption proceeds per share (99.00/100 of $4.57)	$4.52
Class R Shares:
Net asset value per share ($3,206,316,841 ÷ 607,156,107 shares outstanding), no par value, unlimited shares authorized	$5.28
Offering price per share	$5.28
Redemption proceeds per share	$5.28
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended October 31, 2016
Investment Income:
Dividends (including $5,083,908 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $155,997)		$39,019,888
Interest (including income on securities loaned of $9,709,173)		9,916,630
TOTAL INCOME		48,936,518
Expenses:
Investment adviser fee (Note 5)	$66,546,816
Administrative fee (Note 5)	4,003,047
Custodian fees	380,776
Transfer agent fee (Note 2)	5,213,883
Directors'/Trustees' fees (Note 5)	41,450
Auditing fees	41,300
Legal fees	27,638
Portfolio accounting fees	188,817
Distribution services fee (Note 5)	23,164,904
Other service fees (Notes 2 and 5)	12,761,954
Share registration costs	134,564
Printing and postage	250,165
Miscellaneous (Note 5)	42,879
TOTAL EXPENSES	112,798,193
Annual Shareholder Report
19

Statement of Operations–continued
Waivers, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,363,982)
Waiver of other operating expenses (Notes 2 and 5)	(8,977,942)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(43,013)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		$(10,384,937)
Net expenses			$102,413,256
Net investment income (loss)			(53,476,738)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $227,548,685 on sales of investments in an affiliated company (Note 5))			488,489,348
Net realized loss on futures contracts			(23,797)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(358,901,784)
Net change in unrealized appreciation of futures contracts			500,444
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			130,064,211
Change in net assets resulting from operations			$76,587,473
See Notes which are an integral part of the Financial Statements
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20

Statement of Changes in Net Assets
Year Ended October 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(53,476,738)	$(74,032,930)
Net realized gain on investments, futures contracts and foreign currency transactions	488,465,551	795,735,526
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(358,401,340)	(370,097,703)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	76,587,473	351,604,893
Distributions to Shareholders:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(223,507,536)	(223,114,494)
Class B Shares	(15,779,610)	(18,974,403)
Class C Shares	(66,305,492)	(67,412,650)
Class R Shares	(490,677,536)	(503,565,538)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(796,270,174)	(813,067,085)
Share Transactions:
Proceeds from sale of shares	255,445,815	379,428,833
Net asset value of shares issued to shareholders in payment of distributions declared	742,894,469	757,424,298
Cost of shares redeemed	(846,156,531)	(721,145,444)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	152,183,753	415,707,687
Change in net assets	(567,498,948)	(45,754,505)
Net Assets:
Beginning of period	5,553,801,192	5,599,555,697
End of period (including distributions in excess of net investment income of $(59,730,474) and $(73,187,351), respectively)	$4,986,302,244	$5,553,801,192
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Notes to Financial Statements
October 31, 2016
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 14 diversified portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
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22

Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. The Fund may hold securities that are valued on the basis of prices provided by a single pricing source, including dealers from whom the securities were purchased. These securities may be less liquid and the price realized upon a sale may be different than the price used to value the security. The Fund may classify these securities as having a Level 3 valuation due to a lack of observable market transactions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
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23

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class R Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes.
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24

The detail of the total fund expense waivers, reimbursement and reduction of $10,384,937 is disclosed in various locations in Note 5 and Note 6. For the year ended October 31, 2016, the Custodian reimbursed $22,460 of custody fees. For the year ended October 31, 2016, transfer agent fees for the Fund were as follows:
Transfer Agent Fees Incurred
Class A Shares	$1,581,370
Class B Shares	92,149
Class C Shares	412,859
Class R Shares	3,127,505
TOTAL	$5,213,883
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $21,099 of other service fees for the year ended October 31, 2016. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended October 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$3,557,510
Class B Shares	207,010
Class C Shares	930,278
Class R Shares	8,067,156
TOTAL	$12,761,954
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
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The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long futures contracts held by the Fund throughout the period was $5,305,134. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2016, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $13,574 and $676, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Annual Shareholder Report
26

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815

Equity contracts	Receivable for daily variation margin on futures contracts	$500,444*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(23,797)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$500,444
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Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2016, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$283,732,210	$298,168,770
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
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Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at October 31, 2016, is as follows:
Security	Acquisition Date	Cost	Market Value
Apollo Investment Fund V	5/18/2001	$0	$323,303
Ctrip.com International Ltd., Conv. Bond, Series 144A, 1.25%, 9/15/2022	9/7/2016	$244,000	$241,714
Expand Networks Ltd.	9/22/2000	$2,500,000	$0
FA Private Equity Fund IV LP	3/4/2002	$66,786	$523,844
Infrastructure Fund	8/11/2000	$404,496	$0
Latin Healthcare Fund	11/28/2000	$0	$424,650
Multiplex, Inc., Pfd., Series C	2/22/2001	$5,000,001	$0
Protalix Biotherapeutics, Inc., Conv. Bond, 4.50%, 9/15/2018	9/13/2013	$4,600,000	$3,059,488
Sensable Technologies, Inc.	10/15/2004	$0	$0
SteadyMed Ltd.	7/29/2016	$3,674,094	$4,519,253
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	28,264,942	$146,448,199	38,018,099	$237,109,705
Shares issued to shareholders in payment of distributions declared	39,186,697	207,689,494	35,592,545	207,148,613
Shares redeemed	(71,611,243)	(368,169,456)	(45,711,838)	(285,100,238)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,159,604)	$(14,031,763)	27,898,806	$159,158,080

Year Ended October 31	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,183,122	$9,770,900	2,230,689	$12,510,599
Shares issued to shareholders in payment of distributions declared	3,296,319	15,261,958	3,499,669	18,233,272
Shares redeemed	(8,220,325)	(36,834,370)	(7,717,708)	(43,126,207)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2,740,884)	$(11,801,512)	(1,987,350)	$(12,382,336)
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Year Ended October 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	8,051,522	$36,092,597	9,311,606	$51,326,976
Shares issued to shareholders in payment of distributions declared	12,085,227	55,833,745	10,764,151	55,973,588
Shares redeemed	(23,291,591)	(104,703,397)	(13,148,648)	(73,097,107)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(3,154,842)	$(12,777,055)	6,927,109	$34,203,457

Year Ended October 31	2016		2015
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	12,111,531	$63,134,119	12,561,731	$78,481,553
Shares issued to shareholders in payment of distributions declared	87,402,876	464,109,272	81,658,916	476,068,825
Shares redeemed	(64,955,611)	(336,449,308)	(51,098,433)	(319,821,892)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	34,558,796	$190,794,083	43,122,214	$234,728,486
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	24,503,466	$152,183,753	75,960,779	$415,707,687
Redemption Fee
The Fund's Class R Shares imposes a redemption fee of 0.20% on the redemption price of the Fund's Class R Shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's Class R Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Excess fee proceeds, if any, are added to the Fund's assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2016 and October 31, 2015, redemption fees of $527,125 and $496,244, respectively, were allocated to cover the cost of redemptions.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, partnerships adjustments and net operating loss.
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For the year ended October 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(68,133,405)	$66,933,615	$1,199,790
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2016 and 2015, was as follows:
	2016	2015
Ordinary income[1]	$—	$1,624,286
Long-term capital gains	$796,270,174	$811,442,799
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed long-term capital gains	$487,781,555
Net unrealized appreciation	$1,284,166,762
Capital loss carryforwards and deferrals	$(46,486,600)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for passive foreign investment company adjustments, the deferral of losses on wash sales and partnerships adjustments.
At October 31, 2016, the cost of investments for federal tax purposes was $4,064,021,050. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from a) futures contracts and b) translation from FCs to U.S. dollars of assets and liabilities other than investments in securities was $1,284,166,726. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,446,436,433 and net unrealized depreciation from investments for those securities having an excess of cost over value of $162,269,707.
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2016, for federal income tax purposes, a late year ordinary loss of $46,486,600 was deferred to November 1, 2016.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Pursuant to the settlement of certain litigation, the Adviser has agreed, for a period continuing through June 30, 2022, to waive its investment advisory fee so that such fee will not exceed 1.275%. Also, as part of the settlement
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agreement, effective July 1, 2012 and continuing through June 30, 2022, the Adviser has agreed to further waive the advisory fee by an additional 0.02%, 0.04%, 0.06% or 0.07% if the Fund's net assets exceed eight, nine, ten or twelve billion dollars, respectively. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the Adviser voluntarily waived $174,166 of its fee.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2016, the Sub-Adviser earned a fee of $54,568,389.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$3,567,314	$(405,599)
Class B Shares	621,030	—
Class C Shares	2,790,833	—
Class R Shares	16,185,727	(8,549,883)
TOTAL	$23,164,904	$(8,955,482)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2016, FSC retained $10,612,964 fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2016, FSC retained $102,117 in sales charges from the sale of Class A Shares. FSC also retained $1,854 of CDSC relating to redemptions of Class A Shares, $113,923 relating to redemptions of Class B Shares and $17,798 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2016, FSSC received $5,854,414 of the other service fees disclosed in Note 2.
Commitments and Contingencies
In the course of pursuing its investment objective, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2016, the Fund had total commitments to limited partnerships and limited liability companies of $21,000,000; of this amount, $20,299,969 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $700,031.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next
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effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $605,000 and $6,450,824, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Companies and Affiliated Holdings
An affiliated company is a company in which the Fund, alone or in combination with other affiliated Funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2016, were as follows:
Affiliates	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend/ Interest Income
arGEN-x	—	1,359,250	—	1,359,250	$20,880,907	$—
*BioDelivery Sciences International, Inc.	2,425,000	—	(2,425,000)	—	—	—
*Catalyst Pharmaceutical Partners, Inc.	3,000,000	500,000	(3,500,000)	—	—	—
*ChannelAdvisor Corp.	1,200,000	—	(1,200,000)	—	—	—
ContraFect Corp.	—	1,735,000	—	1,735,000	3,990,500	—
ContraFect Corp., 7/21/2027	—	1,735,000		1,735,000	2,161,116	—
Corcept Therapeutics, Inc.	12,439,968	—	—	12,439,968	86,333,378	—
*Dyax Corp.	9,000,000	—	(9,000,000)	—	—	—
Dyax Corp. - CVR	—	8,829,511	—	8,829,511	9,800,757	—
Dynavax Technologies Corp.	1,816,759	283,241	—	2,100,000	19,425,000	—
Egalet Corp.	1,540,000	1,000,000	(840,000)	1,700,000	9,537,000	—
*ExamWorks Group, Inc.	2,100,000	444,296	(2,544,296)	—	—	—
Intersect ENT, Inc.	948,832	1,051,168	(570,000)	1,430,000	20,878,000	—
**Galapagos NV	1,240,000	121,500	(480,000)	881,500	53,614,471	—
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Affiliates	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend/ Interest Income
**Galapagos NV, ADR	956,807	—	—	956,807	58,001,640
Minerva Neurosciences, Inc.	—	5,319,140	—	5,319,140	59,308,411	—
*Minerva Neurosciences, Inc., 3/18/2017	2,120,000	—	(2,120,000)	—	—	—
*Ocular Therapeutix, Inc.	1,291,427	—	(1,291,427)	—	—	—
Otonomy, Inc.	1,312,357	2,097,533	(909,890)	2,500,000	37,750,000	—
*Premier, Inc.	1,391,627	—	(1,391,627)	—	—	—
Progenics Pharmaceuticals, Inc.	11,301,600	—	—	11,301,600	56,847,048	—
SCYNEXIS, Inc.	750,000	1,885,000	—	2,635,000	8,458,350	—
SCYNEXIS, Inc. Warrants	—	848,250	—	848,250	1,638,056	—
Seres Therapeutics, Inc.	600,000	2,244,672	(1,844,672)	1,000,000	10,790,000	—
Soteira, Inc.	959,018	—	—	959,018	—	—
Spark Therapeutics, Inc.	511,300	888,700	—	1,400,000	65,814,000	—
SteadyMed Ltd.	1,200,000	117,816	—	1,317,816	5,073,592	—
*SteadyMed Ltd.	117,816	—	(117,816)	—	—	—
SteadyMed Ltd.	—	1,173,832	—	1,173,832	4,519,253	—
SteadyMed Ltd., 8/2/2021	—	1,173,832	—	1,173,832	3,006,301	—
*Textura Corp.	2,700,000	530,000	(3,230,000)	—	—	—
*Threshold Pharmaceuticals, Inc., Class THL	3,461,045	—	(3,461,045)	—	—	—
Zogenix, Inc.	1,738,998	111,827	(980,825)	870,000	7,090,500	—
Zogenix, Inc., 7/27/2017	7,425,000	—	—	7,425,000	703,147	—
*Zynerba Pharmaceuticals, Inc.	254,900	—	(254,900)	—	—	—
TOTAL OF AFFILIATED COMPANIES	73,802,454	33,449,568	(36,161,498)	71,090,524	$545,621,427	$—
*	At October 31, 2016, the security is no longer held in the Fund's portfolio of investments.
**	At October 31, 2016, the Fund no longer has ownership of at least 5% of the voting shares.

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Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2016, the Adviser reimbursed $1,189,816. Transactions involving the affiliated holdings during the year ended October 31, 2016, were as follows:
	Federated Institutional Money Market Management, Institutional Shares	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Federated Government Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 10/31/2015	1,211,126,225	652,093,317	—	1,863,219,542
Purchases/Additions	3,398,862,839	1,642,041,113	629,423,303	5,670,327,255
Sales/Reductions	(4,609,989,064)	(1,726,041,543)	(331,254,533)	(6,667,285,140)
Balance of Shares Held 10/31/2016	—	568,092,887	298,168,770	866,261,657
Value	$—	$568,092,887	$298,168,770	$866,261,657
Dividend Income	$2,896,162	$2,013,016	$174,730	$5,083,908
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2016, the Fund's expenses were reduced by $43,013 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2016, were as follows:
Purchases	$2,539,165,340
Sales	$2,746,165,504
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
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At October 31, 2016, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	71.2%
Netherlands	3.6%
China	2.3%
Belgium	2.2%
Denmark	2.1%
United Kingdom	1.8%
Singapore	1.7%
Italy	1.6%
Israel	0.9%
Cayman Islands	0.6%
Spain	0.6%
Ireland	0.5%
Luxembourg	0.4%
Canada	0.2%
France	0.2%
9. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2016, the Fund had no outstanding loans. During the year ended October 31, 2016, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2016, there were no outstanding loans. During the year ended October 31, 2016, the program was not utilized.
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11. REGULATORY MATTERS
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2016, the amount of long-term capital gains designated by the Fund was $796,270,174.
13. SUBSEQUENT EVENT
On or about December 29, 2016, the Fund will offer Institutional Shares.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Kaufmann Fund:
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Kaufmann Fund, a portfolio of Federated Equity Funds, at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,066.80	$10.13
Class B Shares	$1,000	$1,065.10	$12.87
Class C Shares	$1,000	$1,062.80	$12.86
Class R Shares	$1,000	$1,066.70	$10.13
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.30	$9.88
Class B Shares	$1,000	$1,012.63	$12.55
Class C Shares	$1,000	$1,012.63	$12.55
Class R Shares	$1,000	$1,015.30	$9.88
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.48%
Class C Shares	2.48%
Class R Shares	1.95%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust business affairs and for exercising all the Trust powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2016
Federated Kaufmann Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally track the factors listed above. Consistent with these judicial decisions
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and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory and subadvisory contracts occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a
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comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio
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managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that this was particularly true in the case of the Fund, since Federated manages no institutional or separate accounts in the style of the Fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation, the Fund's performance was above the median of the relevant peer group.
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Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
The Board noted that in May 2014, the Senior Officer proposed, and the Board subsequently approved, a reduction in the contractual advisory fee to more closely align the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers which was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund. At the May 2015 Meetings, Federated proposed and the Board approved reductions to the subadvisory fees under the subadvisory contract for the Fund, effective as of the date of the previous contractual advisory fee reduction.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
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The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
In this regard, the Senior Officer's Evaluation noted that the Board is aware that the Fund is a relatively more expensive fund for the Adviser to manage than other Federated equity funds. The Senior Officer's Evaluation also noted that the Board is aware of the provisions agreed upon in the settlement of the Kaufmann Fund fee litigation under which, starting July 1, 2012 and for a period of ten years thereafter, a cap on the net investment advisory fee is imposed and under which additional breakpoints are required upon the Fund reaching $8 billion, $9 billion, $10 billion and $12 billion in size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of
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the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172677
CUSIP 314172669
CUSIP 314172651
CUSIP 314172644
26396 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2016
Share Class	Ticker
A	KLCAX
C	KLCCX
R	KLCKX
Institutional	KLCIX
R6	KLCSX

Federated Kaufmann Large Cap Fund
Fund Established 2007

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2015 through October 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Large Cap Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2016, was 0.33% for the Class A Shares, -0.44% for the Class C Shares, -0.05% for the Class R Shares, 0.58% for the Institutional Shares and 0.69% for the Class R6 Shares. The total return of the Russell 1000® Growth Index (R1000G),1 the Fund's broad-based securities market index, was 2.28% for the same reporting period. The total return of the Morningstar Large Growth Funds Average (MLGFA),2 a peer group average for the Fund, was -0.08% for the same reporting period. The Fund's and the MLGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund's performance relative to the R1000G.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market Overview
During the reporting period, the global equity markets remained in a cautious stance while the U.S. stock market was one of the few markets to produce positive returns. The U.S. Federal Reserve (the “Fed”) raised its target rate in December 2015 for first time in nearly a decade due to positive economic data. However, concerns about global growth kept the Fed on hold for the remainder of the reporting period. Worries about global growth pressured markets during the reporting period particularly as China's economy showed signs of slowing, causing deflationary worries. Despite persistent geopolitical headwinds, e.g., Syria and the Middle East, global economies continued to grow, albeit slowly. Policymakers around the world continued to lean towards stimulus. Meanwhile, the U.S. pursued the opposite approach, a tightening strategy, which drove the strength in the U.S. Dollar Index.4
Stock Selection
The key factor affecting Fund performance from a macroeconomic standpoint was improving U.S. economic fundamentals, as well as accommodative monetary policies by the Fed and other central banks. The monetary easing policies allowed a slow but gradual recovery of the major world economies. Profitability of many of the companies in which the Fund invested remained strong throughout the reporting period. Fund management continued to find attractive large-cap growth investment opportunities–companies that are dominant competitors and that have strengthening fundamentals potentially delivering both near-term and long-term growth in sales and earnings.
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1

The Fund underperformed the R1000G. The majority of the underperformance versus the R1000G on a gross return basis was due to stock selection and weightings versus the R1000G, particularly in the Consumer Staples, Consumer Discretionary and Financials. Individual companies that most contributed to Fund performance during the reporting period were: Genmab As, Idexx Inc., Broadcom Ltd, Amazon and Ulta Salon. Holdings that negatively impacted Fund performance were Allergan Plc, Vertex Pharmaceuticals, Incyte Pharmaceuticals, CBRE Group and Tractor Supply.
Sector Exposure
At the end of the reporting period, approximately 69% of the Fund was invested in four large sectors: Information Technology, Health Care, Consumer Discretionary and Industrials. These sectors have historically provided good opportunities for bottom-up growth investors. The largest detractors from relative performance were the Consumer Staples and Consumer Discretionary sectors. The largest contributors to relative performance were the Information Technology and Telecom Services sectors. Underweighting Consumer Staples and Information Technology negatively affected the Fund's relative performance versus the R1000G.
International Exposure
Stock selection of companies domiciled outside the U.S. was a significant positive contributor to the return of the Fund. Approximately 7% of the Fund's assets were invested in such companies as of the end of the reporting period.
Effect of Cash Holdings
The Fund had significant new cash inflows during the reporting period which resulted in an average cash position of 5.94%. In a rising market, the cash holdings resulted in a modest drag on relative performance versus the R1000G.
1	Please see the footnotes to the line graph below for definitions of, and further information about, the R1000G.
2	Please see the footnotes to the line graph below for definitions of, and further information about, the MLGFA.
3	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Large Cap Fund from December 5, 2007 (start of performance) to October 31, 2016, compared to the Russell 1000® Growth Index (R1000G)2 and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2016
■	Total returns shown for Class A shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 10/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	Start of Performance*
Class A Shares	-5.17%	12.81%	8.32%
Class C Shares	-1.44%	13.19%	8.15%
Class R Shares	-0.05%	13.62%	8.57%
Institutional Shares	0.58%	14.36%	9.29%
Class R6 Shares[4]	0.69%	14.41%	9.03%
R1000G	2.28%	13.65%	7.53%
MLGFA	-0.08%	11.67%	5.38%
*	The Fund's Class A Shares, Class C Shares, Class R Shares and Institutional Shares start of performance date was December 5, 2007. Class R6 Shares commenced operations on December 30, 2013.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
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4

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and the MLGFA have been adjusted to reflect the reinvestment of dividends on securities in the index and average.
2	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class R6 Shares commenced operations on December 30, 2013. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
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5

Portfolio of Investments Summary Table (unaudited)
At October 31, 2016, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	26.4%
Health Care	18.6%
Consumer Discretionary	13.9%
Industrials	10.1%
Financials	7.0%
Real Estate	4.0%
Telecommunication Services	2.8%
Materials	2.6%
Consumer Staples	1.9%
Energy	1.5%
Derivative Contracts[2,3]	(0.0)%
Cash Equivalents[4]	10.8%
Other Assets and Liabilities—Net[5]	0.4%
TOTAL	100%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.05%.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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6

Portfolio of Investments
October 31, 2016
Shares			Value
		COMMON STOCKS—88.8%
		Consumer Discretionary—13.9%
87,400	[1]	Amazon.com, Inc.	$69,030,268
1,905,000		Hilton Worldwide Holdings, Inc.	43,053,000
340,000		Home Depot, Inc.	41,483,400
20	[1,2]	New Cotai LLC/Capital	185,258
1,040,200		Starbucks Corp.	55,203,414
750,000		TJX Cos., Inc.	55,312,500
300,000		Tractor Supply Co.	18,789,000
200,000	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	48,668,000
293,027		Walt Disney Co.	27,160,672
128,600		Whirlpool Corp.	19,266,852
		TOTAL	378,152,364
		Consumer Staples—1.9%
610,000		CVS Health Corp.	51,301,000
		Energy—1.5%
231,500		Pioneer Natural Resources, Inc.	41,443,130
		Financials—7.0%
1,060,000		American International Group, Inc.	65,402,000
173,700		BlackRock, Inc.	59,273,388
950,000		JPMorgan Chase & Co.	65,797,000
		TOTAL	190,472,388
		Health Care—18.6%
432,600	[1]	Alexion Pharmaceuticals, Inc.	56,454,300
235,000	[1]	Allergan PLC	49,100,900
1,485,000	[1]	Boston Scientific Corp.	32,670,000
500,000		Bristol-Myers Squibb Co.	25,455,000
665,000	[1]	Dexcom, Inc.	52,029,600
450,000	[1]	Genmab A/S	74,229,042
418,000	[1]	IDEXX Laboratories, Inc.	44,784,520
650,000		Medtronic PLC	53,313,000
1,074,800		Shire PLC	60,693,630
1,200,000		Zoetis, Inc.	57,360,000
		TOTAL	506,089,992
		Industrials—10.1%
237,000		Acuity Brands, Inc.	52,986,090
1,460,000	[1]	AerCap Holdings NV	60,020,600
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
255,500		FedEx Corp.	$44,538,760
673,000		Ingersoll-Rand PLC, Class A	45,286,170
305,665		Osram Licht AG	17,333,993
616,500		Union Pacific Corp.	54,362,970
		TOTAL	274,528,583
		Information Technology—26.4%
490,000	[1]	Alibaba Group Holding Ltd., ADR	49,828,100
102,200	[1]	Alphabet, Inc.	82,771,780
910,000		Amadeus IT Group S.A.	42,933,835
435,000		Broadcom Ltd.	74,071,800
608,167	[1]	Facebook, Inc.	79,663,795
595,000		Mastercard, Inc.	63,676,900
1,110,000		Microsoft Corporation	66,511,200
690,000	[1]	NXP Semiconductors NV	69,000,000
825,000	[1]	Salesforce.com, Inc.	62,007,000
1,150,000	[1]	Vantiv, Inc.	67,114,000
722,400		Visa, Inc., Class A	59,605,224
		TOTAL	717,183,634
		Materials—2.6%
76,900		Martin Marietta Materials	14,255,722
229,300		Sherwin-Williams Co.	56,146,398
		TOTAL	70,402,120
		Real Estate—4.0%
2,000,000	[1]	CBRE Group, Inc.	51,520,000
625,000		Crown Castle International Corp.	56,868,750
		TOTAL	108,388,750
		Telecommunication Services—2.8%
1,495,000	[1]	T-Mobile USA, Inc.	74,346,350
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,942,441,839)	2,412,308,311
		INVESTMENT COMPANY—10.8%
293,564,326	[3]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.45%[4] (AT NET ASSET VALUE)	293,564,326
		TOTAL INVESTMENTS—99.6% (IDENTIFIED COST $2,236,006,165)[5]	2,705,872,637
		OTHER ASSETS AND LIABILITIES - NET—0.4%[6]	9,769,766
		TOTAL NET ASSETS—100%	$2,715,642,403
Annual Shareholder Report
8

At October 31, 2016, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Depreciation
Contracts Sold:
11/1/2016	JPMorgan Chase Bank N.A	714,776 EUR	$781,976	$(2,670)
Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
3	Affiliated holding.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $2,241,889,844.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
9

The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$1,918,725,883	$—	$185,258	$1,918,911,141
International	298,206,670	195,190,500	—	493,397,170
Investment Company	293,564,326	—	—	293,564,326
TOTAL SECURITIES	$2,510,496,879	$195,190,500	$185,258	$2,705,872,637
Other Financial Instruments*
Assets	$—	$—	$—	$—
Liabilities	(2,670)	—	—	(2,670)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(2,670)	$—	$—	$(2,670)
*	Other financial instruments include foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
EUR	—Euro Currency
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.80	$18.39	$16.13	$12.22	$11.07
Income From Investment Operations:
Net investment income (loss)	(0.03)[1]	(0.02)[1]	(0.04)[1]	(0.04)[1]	(0.04)[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.09	1.13	2.65	4.27	1.64
TOTAL FROM INVESTMENT OPERATIONS	0.06	1.11	2.61	4.23	1.60
Less Distributions:
Distributions from net investment income	—	(0.00)[2]	—	—	—
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)
TOTAL DISTRIBUTIONS	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)
Net Asset Value, End of Period	$18.86	$18.80	$18.39	$16.13	$12.22
Total Return[3]	0.33%	6.14%	16.42%	35.44%	15.08%
Ratios to Average Net Assets:
Net expenses	1.09%[4]	1.09%[4]	1.15%[4]	1.50%[4]	1.50%
Net investment income (loss)	(0.15)%	(0.12)%	(0.23)%	(0.27)%	(0.34)%
Expense waiver/reimbursement[5]	0.12%	0.11%	0.17%	0.44%	0.49%
Supplemental Data:
Net assets, end of period (000 omitted)	$772,575	$968,786	$485,104	$365,693	$142,229
Portfolio turnover	34%	55%	68%	114%	94%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.09%, 1.09%, 1.15% and 1.50% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.72	$17.50	$15.48	$11.84	$10.82
Income From Investment Operations:
Net investment income (loss)	(0.16)[1]	(0.16)[1]	(0.17)[1]	(0.15)[1]	(0.13)[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.08	1.08	2.54	4.11	1.60
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	0.92	2.37	3.96	1.47
Less Distributions:
Distributions from net investment income	—	(0.00)[2]	—	—	—
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)
TOTAL DISTRIBUTIONS	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)
Net Asset Value, End of Period	$17.64	$17.72	$17.50	$15.48	$11.84
Total Return[3]	(0.44)%	5.34%	15.54%	34.27%	14.20%
Ratios to Average Net Assets:
Net expenses	1.86%[4]	1.87%[4]	1.93%[4]	2.33%[4]	2.34%
Net investment income (loss)	(0.93)%	(0.89)%	(1.03)%	(1.08)%	(1.15)%
Expense waiver/reimbursement[5]	0.10%	0.09%	0.14%	0.35%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$453,018	$492,637	$280,250	$181,073	$81,269
Portfolio turnover	34%	55%	68%	114%	94%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.86%, 1.87%, 1.93% and 2.33% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
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Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.17	$17.86	$15.74	$11.97	$10.91
Income From Investment Operations:
Net investment income (loss)	(0.10)[1]	(0.09)[1]	(0.11)[1]	(0.10)[1]	(0.09)[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.09	1.10	2.58	4.19	1.60
TOTAL FROM INVESTMENT OPERATIONS	(0.01)	1.01	2.47	4.09	1.51
Less Distributions:
Distributions from net investment income	—	(0.00)[2]	—	—	—
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)
TOTAL DISTRIBUTIONS	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)
Net Asset Value, End of Period	$18.16	$18.17	$17.86	$15.74	$11.97
Total Return[3]	(0.05)%	5.74%	15.93%	35.00%	14.46%
Ratios to Average Net Assets:
Net expenses	1.47%[4]	1.48%[4]	1.55%[4]	1.93%[4]	1.95%
Net investment income (loss)	(0.54)%	(0.48)%	(0.64)%	(0.76)%	(0.77)%
Expense waiver/reimbursement[5]	0.14%	0.14%	0.19%	0.40%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$76,336	$80,007	$72,580	$66,543	$19,688
Portfolio turnover	34%	55%	68%	114%	94%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.47%, 1.48%, 1.55% and 1.93% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.11	$18.64	$16.30	$12.32	$11.13
Income From Investment Operations:
Net investment income (loss)	0.02[1]	0.03[1]	(0.00)[1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.09	1.14	2.69	4.31	1.65
TOTAL FROM INVESTMENT OPERATIONS	0.11	1.17	2.69	4.30	1.64
Less Distributions:
Distributions from net investment income	—	(0.00)[2]	—	—	—
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)
TOTAL DISTRIBUTIONS	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)
Net Asset Value, End of Period	$19.22	$19.11	$18.64	$16.30	$12.32
Total Return[3]	0.58%	6.38%	16.74%	35.72%	15.37%
Ratios to Average Net Assets:
Net expenses	0.84%[4]	0.84%[4]	0.89%[4]	1.25%[4]	1.25%
Net investment income (loss)	0.10%	0.13%	(0.01)%	(0.07)%	(0.07)%
Expense waiver/reimbursement[5]	0.11%	0.10%	0.15%	0.41%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,332,606	$1,556,775	$813,517	$365,715	$106,055
Portfolio turnover	34%	55%	68%	114%	94%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.84%, 0.84%, 0.89% and 1.25% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,		Period Ended 10/31/2014[1]
	2016	2015
Net Asset Value, Beginning of Period	$19.13	$18.65	$16.81
Income From Investment Operations:
Net investment income	0.03[2]	0.04[2]	0.01[2]
Net realized and unrealized gain on investments and foreign currency transactions	0.10	1.14	1.83
TOTAL FROM INVESTMENT OPERATIONS	0.13	1.18	1.84
Less Distributions:
Distributions from net investment income	—	(0.00)[3]	—
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[3]	(0.70)	—
TOTAL DISTRIBUTIONS	(0.00)[3]	(0.70)	—
Net Asset Value, End of Period	$19.26	$19.13	$18.65
Total Return[4]	0.69%	6.43%	10.95%
Ratios to Average Net Assets:
Net expenses	0.78%[5]	0.78%[5]	0.78%[5,6]
Net investment income	0.17%	0.21%	0.07%[6]
Expense waiver/reimbursement[7]	0.09%	0.09%	0.11%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$81,107	$189,120	$129,160
Portfolio turnover	34%	55%	68%[8]
1	Reflects operations for the period from December 16, 2013 (date of initial investment) to October 31, 2014.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.005.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.78%, 0.78% and 0.78% for the years ended October 31, 2016 and 2015, and for the period ended October 31, 2014, respectively, after taking into account these expense reductions.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
October 31, 2016
Assets:
Total investment in securities, at value including $293,564,326 of investment in an affiliated holding (Note 5) (identified cost $2,236,006,165)		$2,705,872,637
Income receivable		792,966
Receivable for investments sold		14,924,193
Receivable for shares sold		3,686,792
Other assets		10,180
TOTAL ASSETS		2,725,286,768
Liabilities:
Payable for shares redeemed	$8,074,260
Unrealized depreciation on foreign exchange contracts	2,670
Bank overdraft denominated in foreign currencies (identified cost $(2,871))	2,851
Payable to adviser (Note 5)	48,561
Payable for administrative fees (Note 5)	5,813
Payable for transfer agent fee	376,670
Payable for distribution services fee (Note 5)	327,897
Payable for other service fees (Notes 2 and 5)	568,720
Accrued expenses (Note 5)	236,923
TOTAL LIABILITIES		9,644,365
Net assets for 144,383,250 shares outstanding		$2,715,642,403
Net Assets Consist of:
Paid-in capital		$2,314,672,511
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		469,832,495
Accumulated net realized loss on investments and foreign currency transactions		(63,683,689)
Accumulated net investment income (loss)		(5,178,914)
TOTAL NET ASSETS		$2,715,642,403
Annual Shareholder Report
16

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($772,575,314 ÷ 40,964,624 shares outstanding), no par value, unlimited shares authorized	$18.86
Offering price per share (100/94.50 of $18.86)	$19.96
Redemption proceeds per share	$18.86
Class C Shares:
Net asset value per share ($453,017,874 ÷ 25,684,047 shares outstanding), no par value, unlimited shares authorized	$17.64
Offering price per share	$17.64
Redemption proceeds per share (99.00/100 of $17.64)	$17.46
Class R Shares:
Net asset value per share ($76,335,844 ÷ 4,203,669 shares outstanding), no par value, unlimited shares authorized	$18.16
Offering price per share	$18.16
Redemption proceeds per share	$18.16
Institutional Shares:
Net asset value per share ($1,332,605,889 ÷ 69,318,679 shares outstanding), no par value, unlimited shares authorized	$19.22
Offering price per share	$19.22
Redemption proceeds per share	$19.22
Class R6 Shares:
Net asset value per share ($81,107,482 ÷ 4,212,231 shares outstanding), no par value, unlimited shares authorized	$19.26
Offering price per share	$19.26
Redemption proceeds per share	$19.26
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Operations
Year Ended October 31, 2016
Investment Income:
Dividends (including $801,898 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $197,249)			$27,713,310
Interest (including income on securities loaned of $140,204)			140,419
TOTAL INCOME			27,853,729
Expenses:
Investment adviser fee (Note 5)		$22,279,013
Administrative fee (Note 5)		2,322,958
Custodian fees		195,413
Transfer agent fee (Note 2)		2,876,156
Directors'/Trustees' fees (Note 5)		23,833
Auditing fees		41,700
Legal fees		7,895
Portfolio accounting fees		214,909
Distribution services fee (Note 5)		4,039,691
Other service fees (Notes 2 and 5)		3,392,093
Share registration costs		163,383
Printing and postage		135,011
Miscellaneous (Note 5)		30,574
TOTAL EXPENSES		35,722,629
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(2,745,124)
Waiver/reimbursements of other operating expenses (Notes 2 and 5)	(524,938)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(46,585)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(3,316,647)
Net expenses			32,405,982
Net investment income (loss)			(4,552,253)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized loss of $(697,386) on sales of investments in an affiliated company (Note 5))			6,315,789
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(25,277,614)
Net realized and unrealized loss on investments and foreign currency transactions			(18,961,825)
Change in net assets resulting from operations			$(23,514,078)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Changes in Net Assets
Year Ended October 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(4,552,253)	$(2,773,294)
Net realized gain (loss) on investments and foreign currency transactions	6,315,789	(64,862,508)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(25,277,614)	146,681,512
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(23,514,078)	79,045,710
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	—	(34,816)
Class C Shares	—	(18,547)
Class R Shares	—	(3,748)
Institutional Shares	—	(56,818)
Class R6 Shares	—	(7,776)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(67,753)	(18,830,180)
Class C Shares	(36,723)	(11,506,933)
Class R Shares	(5,857)	(2,785,051)
Institutional Shares	(107,415)	(32,254,792)
Class R6 Shares	(12,768)	(4,463,397)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(230,516)	(69,962,058)
Share Transactions:
Proceeds from sale of shares	852,836,222	2,014,417,661
Net asset value of shares issued to shareholders in payment of distributions declared	194,010	56,441,444
Cost of shares redeemed	(1,400,966,983)	(573,230,224)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(547,936,751)	1,497,628,881
Change in net assets	(571,681,345)	1,506,712,533
Net Assets:
Beginning of period	3,287,323,748	1,780,611,215
End of period (including accumulated net investment income (loss) of $(5,178,914) and $(3,082,176), respectively)	$2,715,642,403	$3,287,323,748
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Notes to Financial Statements
October 31, 2016
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 14 diversified portfolios. The financial statements included herein are only those of Federated Kaufmann Large Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report
20

Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
Annual Shareholder Report
21

The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6
Annual Shareholder Report
22

Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waivers, reimbursements and reduction of $3,316,647 is disclosed in various locations in this Note 2, Note 5 and Note 6. For the year ended October 31, 2016, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$891,996	$(250,716)
Class C Shares	536,723	(41,886)
Class R Shares	204,779	—
Institutional Shares	1,224,489	(192,946)
Class R6 Shares	18,169	—
TOTAL	$2,876,156	$(485,548)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$2,176,830
Class C Shares	1,215,263
TOTAL	$3,392,093
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report
23

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA). Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable of foreign exchange contracts purchased by the Fund throughout the period was $1,334. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report
24

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of October 31, 2016, the Fund had no outstanding securities on loan.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized depreciation on foreign exchange contracts	$2,670
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$9,602
Annual Shareholder Report
25

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$4,664
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,611,386	$211,152,060	32,794,835	$629,236,802
Shares issued to shareholders in payment of distributions declared	3,403	63,571	960,735	17,475,760
Shares redeemed	(22,193,914)	(401,247,187)	(8,594,728)	(162,694,344)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(10,579,125)	$(190,031,556)	25,160,842	$484,018,218

Year Ended October 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	5,602,453	$96,293,289	13,995,909	$253,463,462
Shares issued to shareholders in payment of distributions declared	1,650	29,016	499,010	8,612,914
Shares redeemed	(7,728,549)	(133,369,710)	(2,701,132)	(48,505,835)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,124,446)	$(37,047,405)	11,793,787	$213,570,541

Year Ended October 31	2016		2015
Class R Shares:	Shares	Amount	Shares	Amount
Share sold	1,145,198	$20,194,212	1,333,747	$24,688,173
Shares issued to shareholders in payment of distributions declared	309	5,583	154,558	2,726,396
Shares redeemed	(1,345,603)	(23,767,449)	(1,147,750)	(21,183,341)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(200,096)	$(3,567,654)	340,555	$6,231,228
Annual Shareholder Report
26

Year Ended October 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	27,275,832	$506,731,759	51,781,342	$1,007,177,205
Shares issued to shareholders in payment of distributions declared	4,861	92,319	1,458,882	26,930,963
Shares redeemed	(39,420,751)	(720,006,096)	(15,427,426)	(295,558,472)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(12,140,058)	$(213,182,018)	37,812,798	$738,549,696

Year Ended October 31	2016		2015
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	992,784	$18,464,902	5,251,863	$99,852,019
Shares issued to shareholders in payment of distributions declared	185	3,521	37,651	695,411
Shares redeemed	(6,665,918)	(122,576,541)	(2,330,797)	(45,288,232)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(5,672,949)	$(104,108,118)	2,958,717	$55,259,198
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(30,716,674)	$(547,936,751)	78,066,699	$1,497,628,881
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss, distributions required for excise tax purposes and foreign cash reclass.
For the year ended October 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$(2,696,742)	$2,455,515	$241,227
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2016 and 2015 was as follows:
	2016	2015
Ordinary income[1]	$—	$41,627,865
Long-term capital gains	$230,516	$28,334,193
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

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As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:
Net unrealized appreciation	$463,948,816
Capital loss carryforwards and deferrals	$(62,978,924)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At October 31, 2016, the cost of investments for federal tax purposes was $2,241,889,844. The net unrealized appreciation of investments for federal tax purposes was $463,982,793. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $530,155,508 and net unrealized depreciation from investments for those securities having an excess of cost over value of $66,172,715.
At October 31, 2016, the Fund had a capital loss carryforward of $57,800,010 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$57,800,010	$—	$57,800,010
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2016, for federal income tax purposes, a late year ordinary loss of $5,178,914 was deferred to November 1, 2016.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the Adviser voluntarily waived $2,512,393 of its fee and reimbursed $485,548 of transfer agent fees.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2016, the Sub-Adviser earned a fee of $18,268,790.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$3,645,788	$—
Class R Shares	393,903	(39,390)
TOTAL	$4,039,691	$(39,390)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2016, FSC retained $1,220,736 of fees paid by the Fund. For the year ended October 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2016, FSC retained $161,661 in sales charges from the sale of Class A Shares. FSC also retained $52,296 of CDSC relating to redemptions of Class A Shares and $130,415 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2016, FSSC received $27,569 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.08%, 1.86%, 1.47%, 0.83% and 0.77% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2016, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $831,913.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Companies and Affiliated Holdings
An affiliated company is a company in which the Fund, alone or in combination with other affiliated Funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2016, were as follows:
Affiliates	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend Income
Premier, Inc.	1,264,659	—	(1,264,659)	—	$—	$—
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Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2016, the Adviser reimbursed $232,731. Transactions involving the affiliated holdings during the year ended October 31, 2016, were as follows:
	Federated Institutional Money Market Management, Institutional Shares	Federated Government Obligations Fund, Institutional Shares	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 10/31/2015	79,491,400	—	309,342,785	388,834,185
Purchases/Additions	502,772,579	5,099,100	1,015,075,020	1,522,946,699
Sales/Reductions	(582,263,979)	(5,099,100)	(1,030,853,479)	(1,618,216,558)
Balance of Shares Held 10/31/2016	—	—	293,564,326	293,564,326
Value	$—	$—	$293,564,326	$293,564,326
Dividend Income	$227,975	$40	$573,883	$801,898
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2016, the Fund's expenses were reduced by $46,585 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2016, were as follows:
Purchases	$952,816,383
Sales	$1,462,472,295
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
9. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month
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London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2016, the Fund had no outstanding loans. During the year ended October 31, 2016, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds.
As of October 31, 2016, there were no outstanding loans. During the year ended October 31, 2016, the program was not utilized.
11. REGULATORY MATTERS
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
12. Subsequent event
The Fund has entered into an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all or substantially all of the assets of the Hancock Horizon Growth Fund (the “Hancock Fund”) based upon the terms and conditions set forth in the Plan. The Agreement is subject to the approval of the Hancock Fund shareholders at a special meeting of shareholders, currently scheduled for January 26, 2017.
13. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2016, the amount of long-term capital gains designated by the Fund was $230,516.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Kaufmann Large Cap Fund:
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Large Cap Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,037.40	$5.53
Class C Shares	$1,000	$1,033.40	$9.51
Class R Shares	$1,000	$1,035.30	$7.52
Institutional Shares	$1,000	$1,038.40	$4.25
Class R6 Shares	$1,000	$1,039.40	$3.95
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.67	$5.48
Class C Shares	$1,000	$1,015.75	$9.42
Class R Shares	$1,000	$1,017.71	$7.46
Institutional Shares	$1,000	$1,020.93	$4.22
Class R6 Shares	$1,000	$1,021.23	$3.91
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.08%
Class C Shares	1.86%
Class R Shares	1.47%
Institutional Shares	0.83%
Class R6 Shares	0.77%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2016
Federated Kaufmann Large Cap Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally track the factors listed above. Consistent with these judicial decisions
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and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory and subadvisory contracts occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a
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comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expensive ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different
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cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risk associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
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For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the three-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations
At the May 2015 Meetings, Federated proposed and the Board approved reductions to the subadvisory fees under the subadvisory contract for the Fund, effective as of the date of the previous contractual advisory fee reduction.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
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The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee the Fund was reasonable. Under these circumstances, other than the reduction in the sub-advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund.
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Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Notes
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Large Cap Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172446
CUSIP 314172438
CUSIP 314172420
CUSIP 314172412
CUSIP 314172131
39667 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2016
Share Class	Ticker
A	FKASX
B	FKBSX
C	FKCSX
R	FKKSX
Institutional	FKAIX

Federated Kaufmann Small Cap Fund
Fund Established 2002

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2015 through October 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Small Cap Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2016, was 2.27% for the Class A Shares, 1.70% for the Class B Shares, 1.70% for the Class C Shares, 2.35% for the Class R Shares and 2.66% for the Institutional Shares. 1 The total return of the Russell 2000® Growth Index (R2000G),2 the Fund's broad-based securities market index, was -0.49% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),3 a peer group average for the Fund, was 0.35% for the same period. The Fund's and MSGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure, international exposure4 and the effect of cash holdings. These were the most significant factors affecting the Fund's performance relative to the R2000G.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market Overview
During the reporting period, the global equity markets remained in a cautious stance while the U.S. stock market was one of the few markets to produce positive returns. The U.S. Federal Reserve (the “Fed”) raised the federal funds target rate in December 2015 for first time in nearly a decade due to positive economic data. However, concerns about global growth kept the Fed on hold for other rate increases for the remainder of the reporting period. Worries about global growth pressured markets during the reporting period, particularly as China's economy showed signs of slowing, causing deflationary worries. Despite persistent geopolitical headwinds, e.g., Syria and the Middle East, global economies continued to grow, albeit slowly. Policymakers around the world continued to lean towards stimulus. Meanwhile, the U.S. pursued the opposite approach, a tightening strategy, which drove the strength in the U.S. Dollar Index.5
Stock Selection
The key factor affecting performance from a macroeconomic standpoint was the improving U.S. economic fundamentals, as well as accommodative monetary policies by the Fed and other central banks. The monetary easing policies allowed a slow but gradual recovery of the major world economies. Profitability of many of the companies in which the Fund invested remained strong throughout the reporting period.
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
1

The outperformance of the Fund versus the R2000G was due to stock selection particularly in the Information Technology, Financials and Consumer Staples sectors. Individual companies that most contributed to performance during the reporting period were: Tesaro Inc, Alarm Holdings, Mimecast Ltd, Corcept Therapeutics and US Silica Holdings. Laggard companies that hurt relative Fund performance were: Dynavax Technologies, CPI Card Group, Alkermes Plc, Metaldyne Performance Group and Synchronoss Technology.
Sector Exposure
At the end of the reporting period, approximately 81% of the portfolio was invested in four large sectors: Information Technology, Health Care, Consumer Discretionary and Industrials. These sectors have historically provided good opportunities for bottom-up growth investors.
International Exposure
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance during the reporting period. Approximately 7.7% of the Fund's assets were invested in such companies as of the end of the reporting period, and this helped relative performance.
Effect of Cash Holdings
The Fund had an average cash position of 4.56% which had a positive impact on Fund performance relative to the R2000G, which had a negative return for the reporting period.
1	The Fund's IS class commenced operations on December 30, 2015. For the period prior to commencement of operations of the IS class, the IS class performance information shown is for the A class adjusted for the removal of any voluntary waivers/reimbursements of fund expenses that may have occurred prior to the commencement of operations of the IS class.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000G.
3	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSGFA.
4	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
5	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Kaufmann Small Cap Fund from October 31, 2006 to October 31, 2016, compared to the Russell 2000® Growth Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment–CLASS A SHARES and institutional shares
Growth of $10,000 as of October 31, 2016
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Federated Kaufmann Small Cap Fund
Annual Shareholder Report
3

Growth of a $10,000 INVESTMENT–CLASS R SHARES
Growth of $10,000 as of October 31, 2016
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-3.36%	11.71%	6.01%
Class B Shares	-3.40%	12.11%	6.14%
Class C Shares	0.77%	12.36%	6.02%
Class R Shares	2.35%	13.03%	6.64%
Institutional Shares[4]	2.66%	13.06%	6.65%
R2000G	-0.49%	11.34%	6.92%
MSGFA	0.35%	10.24%	6.51%

Federated Kaufmann Small Cap Fund
Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the MSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's IS class commenced operations on December 30, 2015. For the period prior to commencement of operations of the IS class, the IS class performance information shown is for the A class adjusted for the removal of any voluntary waivers/reimbursements of fund expenses that may have occurred prior to the commencement of operations of the IS class. The performance information has also been adjusted to reflect any applicable differences between the sales loads and charges imposed on the purchase and redemption of IS class and Class A shares.
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At October 31, 2016, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	30.9%
Health Care	29.3%
Consumer Discretionary	14.0%
Industrials	6.9%
Materials	3.8%
Financials	3.0%
Energy	3.0%
Consumer Staples	2.6%
Real Estate	2.4%
Telecommunication Services	0.5%
Utilities	0.5%
Securities Lending Collateral[2]	11.6%
Cash Equivalents[3]	3.1%
Other Assets and Liabilities—Net[4]	(11.6)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
6

Portfolio of Investments
October 31, 2016
Principal Amount or Shares			Value
		COMMON STOCKS—96.7%
		Consumer Discretionary—14.0%
96,000	[1]	AMC Entertainment Holdings, Inc.	$3,019,200
225,000	[2]	Camping World Holdings, Inc.	5,031,000
475,800		Clubcorp Holdings, Inc.	5,495,490
31,600	[1]	Cracker Barrel Old Country Store, Inc.	4,360,800
137,000	[2]	Dave & Buster's Entertainment, Inc.	5,664,950
200,000	[1,2]	Duluth Holdings, Inc.	5,430,000
126,000	[2]	Etsy, Inc.	1,635,480
262,400		Moncler S.p.A	4,374,966
9,203,000		NagaCorp Limited	5,754,697
115,500	[1,2]	Nord Anglia Education, Inc.	2,487,870
275,000	[1,2]	Planet Fitness, Inc.	5,830,000
618,805		Samsonite International SA	1,942,534
47,900	[2]	Shutterfly, Inc.	2,347,100
126,000		Six Flags Entertainment Corp.	7,011,900
300,000	[1,2]	Sportsman's Warehouse Holdings, Inc.	2,760,000
38,200		Vail Resorts, Inc.	6,090,608
285,000	[1,2]	Wingstop, Inc.	7,626,600
201,400	[2]	Yoox Net-A-Porter Group	5,807,502
185,000	[1,2]	Zoe's Kitchen, Inc.	4,193,950
		TOTAL	86,864,647
		Consumer Staples—2.6%
200,000	[2]	AdvancePierre Foods Holdings, Inc.	5,592,000
181,300	[2]	Blue Buffalo Pet Products, Inc.	4,554,256
225,000	[2]	elf Beauty, Inc.	5,818,500
		TOTAL	15,964,756
		Energy—3.0%
267,000	[2]	Callon Petroleum Corp.	3,468,330
183,000	[2]	Extraction Oil & Gas, Inc.	3,908,880
1,050,000	[2]	Independence Contract Drilling, Inc.	4,179,000
155,900		US Silica Holdings, Inc.	7,201,021
		TOTAL	18,757,231
		Financials—3.0%
500,000		Chimera Investment Corp.	7,835,000
874,310		FinecoBank Banca Fineco SPA	5,117,419
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
7

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Financials—continued
238,600		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$5,454,396
		TOTAL	18,406,815
		Health Care—29.1%
50,500	[2]	Acadia Pharmaceuticals, Inc.	1,177,155
50,000	[1,2]	Advanced Accelerator Applications SA, ADR	1,820,000
357,144	[2]	Amphastar Pharmaceuticals, Inc.	6,478,592
197,014	[2,3]	arGEN-x	3,026,545
179,073	[1,2]	aTyr Pharma, Inc.	492,451
222,500	[2,3]	ContraFect Corp.	511,750
1,130,000	[2,3]	Corcept Therapeutics, Inc.	7,842,200
189,500	[2]	Dexcom, Inc.	14,826,480
125,000	[2,3,4]	Dyax Corp. - CVR	138,750
1,000,000	[2,3]	Dynavax Technologies Corp.	9,250,000
332,000	[1,2,3]	Egalet Corp.	1,862,520
220,100	[1,2]	Entellus Medical, Inc.	4,501,045
31,600	[2]	GW Pharmaceuticals PLC, ADR	3,709,524
122,100	[2]	Galapagos NV	7,426,349
122,066	[1,2]	Galapagos NV, ADR	7,399,641
139,274	[2]	Glaukos Corp.	4,651,752
361,903	[2,3]	Intersect ENT, Inc.	5,283,784
100,000	[2]	iRhythm Technologies, Inc.	2,495,000
78,000	[2]	MacroGenics, Inc.	1,847,820
75,000	[1,2]	Medpace Holdings, Inc.	2,176,500
916,620	[1,2,3]	Minerva Neurosciences, Inc.	10,220,313
215,162	[1,2]	Mirna Therapeutics, Inc.	268,953
547,300	[2]	NeoGenomics, Inc.	4,411,238
28,000	[1,2]	Nevro Corp.	2,573,760
261,700	[1,2]	Ocular Therapeutix, Inc.	1,481,222
514,529	[2,3]	Otonomy, Inc.	7,769,388
7,250	[1,2]	Penumbra, Inc.	478,137
1,020,000	[2,3]	Progenics Pharmaceuticals, Inc.	5,130,600
75,000	[2]	Repligen Corp.	2,142,750
89,000	[2]	SAGE Therapeutics, Inc.	3,875,060
707,000	[1,2,3]	SCYNEXIS, Inc.	2,269,470
50,728	[1,2,3]	Seres Therapeutics, Inc.	547,355
188,000	[1,2,3]	Spark Therapeutics, Inc.	8,837,880
755,317	[2,3]	SteadyMed Ltd.	2,907,970
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
8

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
149,400	[2,3,5]	SteadyMed Ltd.	$575,190
96,700	[2]	Tesaro, Inc.	11,689,096
62,900	[2]	Ultragenyx Pharmaceutical, Inc.	3,710,471
86,000	[2]	VCA, Inc.	5,285,560
290,000	[2]	Veeva Systems, Inc.	11,266,500
525,000	[1,2]	Veracyte, Inc.	3,811,500
325,000	[2]	Versartis, Inc.	3,591,250
185,000	[2,3]	Zogenix, Inc.	1,507,750
		TOTAL	181,269,271
		Industrials—6.9%
249,500		Air Lease Corp.	7,549,870
100,000		Aramex PJSC	96,304
232,500	[2]	Atkore International Group, Inc.	4,371,000
1,470,000	[2,5,6]	Biffa PLC	3,099,262
233,900	[2]	Continental Building Products, Inc.	4,783,255
107,400	[2]	Dycom Industries, Inc.	8,262,282
147,600		KAR Auction Services, Inc.	6,284,808
650,000	[2]	Kornit Digital Ltd.	6,695,000
53,000	[2]	Siteone Landscape Supply, Inc.	1,652,540
		TOTAL	42,794,321
		Information Technology—30.9%
91,300	[1,2]	2U, Inc.	3,182,718
598,351	[1,2]	Adesto Technologies Corp.	1,226,620
196,000	[2]	Alarm.com Holdings, Inc.	5,719,280
144,300	[1,2]	Atlassian Corp. PLC	3,875,898
100,000	[2]	Blackline, Inc.	2,275,000
535,000	[1,2]	Box, Inc.	7,714,700
342,693	[2]	BroadSoft, Inc.	14,238,894
245,000	[2]	CalAmp Corp.	3,165,400
1,630,000	[2]	Camtek Ltd.	4,727,000
300,000	[2]	ChannelAdvisor Corp.	3,300,000
39,600	[2]	CoStar Group, Inc.	7,409,952
43,100	[2]	Coupa Software, Inc.	1,077,500
120,000	[2]	Envestnet, Inc.	4,242,000
370,000	[2]	GTT Communications, Inc.	8,325,000
152,500	[1,2]	Globant SA	6,633,750
168,000	[1,2]	GoDaddy, Inc.	6,012,720
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
9

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
300,000	[2]	Gridsum Holding, Inc., ADR	$4,221,000
60,000	[2]	GrubHub, Inc.	2,286,600
162,000	[1,2]	Impinj, Inc.	3,999,780
325,000	[1,2]	Instructure, Inc.	8,271,250
200,000	[2]	Microsemi Corp.	8,426,000
344,000	[2]	Mimecast Ltd.	6,962,560
173,600	[1,2]	MindBody, Inc.	3,593,520
211,300	[2]	NIC, Inc.	4,849,335
1,200,000	[2]	Paysafe Group PLC	6,355,767
203,000	[2]	Q2 Holdings, Inc.	5,704,300
200,000	[2]	Quantenna Communications, Inc.	2,996,000
322,500	[2]	RADWARE Ltd.	4,356,975
318,000	[1,2]	Rapid7, Inc.	4,556,940
140,600	[2]	RealPage, Inc.	3,824,320
103,800	[2]	RingCentral, Inc.	2,148,660
151,500	[1,2]	Shopify, Inc.	6,279,675
1,300,000	[2]	Sigma Designs, Inc.	9,490,000
115,200		Silicon Motion Technology Corp., ADR	4,678,272
70,000	[2,5,6]	Takeaway.com Holding BV	1,646,351
200,000		Tessera Technologies, Inc.	7,420,000
41,600	[2]	Tyler Technologies, Inc.	6,672,640
		TOTAL	191,866,377
		Materials—3.8%
69,600		Eagle Materials, Inc.	5,635,512
68,500	[1,2]	Forterra, Inc.	1,178,200
131,500		Huntsman Corp.	2,228,925
201,400	[2]	Kraton Corp.	5,161,882
99,800	[2]	U.S. Concrete, Inc.	4,980,020
215,000	[1,2]	Valvoline, Inc.	4,386,000
		TOTAL	23,570,539
		Real Estate—2.4%
132,100		Cyrusone, Inc.	5,892,981
110,000		MGM Growth Properties LLC	2,895,200
128,700		Ryman Hospitality Properties	6,489,054
		TOTAL	15,277,235
		Telecommunication Services—0.5%
731,800	[5,6]	Infrastrutture Wireless Italiane SPA	3,460,487
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
10

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Utilities—0.5%
136,200	[2]	Aquaventure Holdings Ltd.	$2,891,526
		TOTAL COMMON STOCKS (IDENTIFIED COST $457,865,386)	601,123,205
		CORPORATE BOND—0.1%
		Health Care—0.1%
$635,000	[5]	Protalix Biotherapeutics, Inc., Conv. Bond, 4.50%, 9/15/2018 (IDENTIFIED COST $635,000)	422,342
		WARRANTS—0.1%
		Health Care—0.1%
222,500	[2,3]	ContraFect Corp., Warrants	277,146
109,440	[2,3]	SCYNEXIS, Inc., Warrants	211,340
149,400	[2,3]	SteadyMed Ltd., Warrants	382,628
1,896,750	[2,3]	Zogenix, Inc., Warrants	179,622
		TOTAL WARRANTS (IDENTIFIED COST $110,203)	1,050,736
		INVESTMENT COMPANIES—14.7%[3]
72,359,842	[8]	Federated Government Obligations Fund, Institutional Shares, 0.27%[7]	72,359,842
19,064,290		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.45%[7]	19,064,290
		TOTAL INVESTMENT COMPANIES (AT NET ASSET VALUE)	91,424,132
		TOTAL INVESTMENTS—111.6% (IDENTIFIED COST $550,034,721)[9]	694,020,415
		OTHER ASSETS AND LIABILITIES - NET—(11.6)%[10]	(72,251,661)
		TOTAL NET ASSETS—100%	$621,768,754
At October 31, 2016, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
11/1/2016	JPMorgan Chase	110,165 EUR	120,514	$420
Contracts Sold:
11/1/2016	JPMorgan Chase	37,103 GBP	45,116	$(297)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$123
Net Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
11

1	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
2	Non-income-producing security.
3	Affiliated companies and holdings.
4	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
5	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2016, these restricted securities amounted to $9,203,632, which represented 1.5% of total net assets.
6	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2016, these liquid restricted securities amounted to $8,206,100, which represented 1.3% of total net assets.
7	7-day net yield.
8	All or a portion of this security is held as collateral for securities lending.
9	The cost of investments for federal tax purposes amounts to $554,522,751.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as repurchase agreements or money market mutual funds.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
12

The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$492,179,697	$—	$138,750	$492,318,447
International	65,442,188	43,362,570	—	108,804,758
Debt Securities:
Corporate Bonds	—	422,342	—	422,342
Warrants	—	1,050,736	—	1,050,736
Investment Companies	91,424,132	—	—	91,424,132
TOTAL SECURITIES	$649,046,017	$44,835,648	$138,750	$694,020,415
Other Financial Instruments[1]
Assets	$420	$—	$—	$420
Liabilities	(297)	—	—	(297)
TOTAL OTHER FINANCIAL INSTRUMENTS	$123	$—	$—	$123
1	Other financial instruments include foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
CVR	—Contingent Value Right
EUR	—Euro
GBP	—British Pound
See Notes which are an integral part of the Financial Statements
Federated Kaufmann Small Cap Fund
Annual Shareholder Report
13

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.38	$28.77	$29.88	$25.26	$23.24
Income From Investment Operations:
Net investment income (loss)	(0.17)[1]	(0.22)[1]	(0.32)[1]	(0.26)[1]	(0.26)[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.76	2.09	4.16	6.50	3.94
TOTAL FROM INVESTMENT OPERATIONS	0.59	1.87	3.84	6.24	3.68
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(2.03)	(5.26)	(4.95)	(1.62)	(1.66)
Net Asset Value, End of Period	$23.94	$25.38	$28.77	$29.88	$25.26
Total Return[2]	2.27%	7.12%	13.37%	26.65%	17.00%
Ratios to Average Net Assets:
Net expenses	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]
Net investment income (loss)	(0.73)%	(0.83)%	(1.11)%	(0.97)%	(1.09)%
Expense waiver/reimbursement[4]	0.14%	0.12%	0.23%	0.32%	0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$343,323	$600,840	$466,020	$463,557	$525,581
Portfolio turnover	48%	88%	65%	66%	44%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.95%, 1.95% and 1.95% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.72	$26.41	$27.93	$23.84	$22.14
Income From Investment Operations:
Net investment income (loss)	(0.26)[1]	(0.33)[1]	(0.45)[1]	(0.37)[1]	(0.37)[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.67	1.90	3.88	6.08	3.73
TOTAL FROM INVESTMENT OPERATIONS	0.41	1.57	3.43	5.71	3.36
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(2.03)	(5.26)	(4.95)	(1.62)	(1.66)
Net Asset Value, End of Period	$21.10	$22.72	$26.41	$27.93	$23.84
Total Return[2]	1.70%	6.52%	12.75%	25.97%	16.36%
Ratios to Average Net Assets:
Net expenses	2.50%[3]	2.50%[3]	2.50%[3]	2.50%[3]	2.50%[3]
Net investment income (loss)	(1.28)%	(1.36)%	(1.68)%	(1.51)%	(1.64)%
Expense waiver/reimbursement[4]	0.16%	0.12%	0.25%	0.33%	0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,987	$20,182	$25,108	$36,591	$42,298
Portfolio turnover	48%	88%	65%	66%	44%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.50%, 2.50%, 2.50%, 2.50% and 2.50% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.72	$26.41	$27.93	$23.84	$22.14
Income From Investment Operations:
Net investment income (loss)	(0.26)[1]	(0.33)[1]	(0.44)[1]	(0.38)[1]	(0.38)[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.67	1.90	3.87	6.09	3.74
TOTAL FROM INVESTMENT OPERATIONS	0.41	1.57	3.43	5.71	3.36
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(2.03)	(5.26)	(4.95)	(1.62)	(1.66)
Net Asset Value, End of Period	$21.10	$22.72	$26.41	$27.93	$23.84
Total Return[2]	1.70%	6.52%	12.75%	25.97%	16.36%
Ratios to Average Net Assets:
Net expenses	2.50%[3]	2.50%[3]	2.50%[3]	2.50%[3]	2.50%[3]
Net investment income (loss)	(1.27)%	(1.36)%	(1.67)%	(1.54)%	(1.65)%
Expense waiver/reimbursement[4]	0.10%	0.08%	0.19%	0.27%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$144,340	$182,689	$182,173	$180,147	$160,295
Portfolio turnover	48%	88%	65%	66%	44%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.50%, 2.50%, 2.50%, 2.50% and 2.50% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.44	$28.82	$29.91	$25.26	$23.24
Income From Investment Operations:
Net investment income (loss)	(0.16)[1]	(0.21)[1]	(0.31)[1]	(0.25)[1]	(0.27)[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.77	2.09	4.17	6.52	3.95
TOTAL FROM INVESTMENT OPERATIONS	0.61	1.88	3.86	6.27	3.68
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(2.03)	(5.26)	(4.95)	(1.62)	(1.66)
Net Asset Value, End of Period	$24.02	$25.44	$28.82	$29.91	$25.26
Total Return[2]	2.35%	7.15%	13.43%	26.77%	17.00%
Ratios to Average Net Assets:
Net expenses	1.91%[3]	1.90%[3]	1.90%[3]	1.90%[3]	1.95%[3]
Net investment income (loss)	(0.68)%	(0.76)%	(1.07)%	(0.93)%	(1.10)%
Expense waiver/reimbursement[4]	0.31%	0.31%	0.38%	0.44%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$37,850	$39,846	$35,789	$34,058	$31,485
Portfolio turnover	48%	88%	65%	66%	44%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.91%, 1.90%,1.90%, 1.90% and 1.90% for the years ended October 31, 2016, 2015, 2014, 2013, and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended October 31	2016[1]
Net Asset Value, Beginning of Period	$24.05
Income From Investment Operations:
Net investment income (loss)	(0.05)[2]
Net realized and unrealized gain on investments and foreign currency transactions	0.03
TOTAL FROM INVESTMENT OPERATIONS	(0.02)
Net Asset Value, End of Period	$24.03
Total Return[3]	(0.08)%
Ratios to Average Net Assets:
Net expenses	1.50%[4]
Net investment income (loss)	(0.26)%[4]
Expense waiver/reimbursement[5]	0.10%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$81,269
Portfolio turnover	48%[6]
1	Reflects operations for the period from December 30, 2015 (start of performance) to October 31, 2016.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratio shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
October 31, 2016
Assets:
Total investment in securities, at value including $70,220,484 of securities loaned, $91,424,132 of investment in affiliated holdings and $68,732,201 of investment in affiliated companies (Note 5) (identified cost $550,034,721)		$694,020,415
Cash denominated in foreign currencies (identified cost $837,263)		729,485
Income receivable		55,296
Receivable for investments sold		9,875,094
Receivable for shares sold		494,298
Unrealized appreciation on foreign exchange contracts		420
TOTAL ASSETS		705,175,008
Liabilities:
Payable for investments purchased	$7,827,364
Payable for shares redeemed	2,467,208
Unrealized depreciation on foreign exchange contracts	297
Payable for collateral due to broker for securities lending	72,359,842
Payable to adviser (Note 5)	22,021
Payable for administrative fees (Note 5)	1,334
Payable for distribution services fee (Note 5)	176,529
Payable for other service fees (Notes 2 and 5)	227,966
Accrued expenses (Note 5)	323,693
TOTAL LIABILITIES		83,406,254
Net assets for 26,850,333 shares outstanding		$621,768,754
Net Assets Consist of:
Paid-in capital		$482,091,151
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		143,878,121
Accumulated net realized gain on investments and foreign currency transactions		2,054,700
Accumulated net investment income (loss)		(6,255,218)
TOTAL NET ASSETS		$621,768,754
Annual Shareholder Report
19

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($343,323,293 ÷ 14,341,745 shares outstanding), no par value, unlimited shares authorized	$23.94
Offering price per share (100/94.50 of $23.94)	$25.33
Redemption proceeds per share	$23.94
Class B Shares:
Net asset value per share ($14,986,502 ÷ 710,230 shares outstanding), no par value, unlimited shares authorized	$21.10
Offering price per share	$21.10
Redemption proceeds per share (94.50/100 of $21.10)	$19.94
Class C Shares:
Net asset value per share ($144,339,692 ÷ 6,839,974 shares outstanding), no par value, unlimited shares authorized	$21.10
Offering price per share	$21.10
Redemption proceeds per share (99.00/100 of $21.10)	$20.89
Class R Shares:
Net asset value per share ($37,850,047 ÷ 1,576,029 shares outstanding), no par value, unlimited shares authorized	$24.02
Offering price per share	$24.02
Redemption proceeds per share	$24.02
Institutional Shares:
Net asset value per share ($81,269,220 ÷ 3,382,355 shares outstanding), no par value, unlimited shares authorized	$24.03
Offering price per share	$24.03
Redemption proceeds per share	$24.03
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended October 31, 2016
Investment Income:
Dividends (including $437,675 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $19,918)			$5,662,766
Interest (including income on securities loaned of $2,803,275)			2,831,858
TOTAL INCOME			8,494,624
Expenses:
Investment adviser fee (Note 5)		$8,982,553
Administrative fee (Note 5)		540,335
Custodian fees		87,280
Transfer agent fee (Note 2)		1,042,856
Directors'/Trustees' fees (Note 5)		6,473
Auditing fees		42,900
Legal fees		28,086
Portfolio accounting fees		154,276
Distribution services fee (Note 5)		2,591,330
Other service fees (Notes 2 and 5)		1,511,120
Share registration costs		100,783
Printing and postage		70,298
Miscellaneous (Note 5)		25,790
TOTAL EXPENSES		15,184,080
Waivers, Reimbursements, and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(89,262)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(840,161)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(6,055)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(935,478)
Net expenses			14,248,602
Net investment income (loss)			(5,753,978)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized loss of $(3,299,870) on sales of investments in affiliated companies (Note 5))			5,999,967
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(2,042,611)
Net realized and unrealized gain on investments and foreign currency transactions			3,957,356
Change in net assets resulting from operations			$(1,796,622)
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended October 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(5,753,978)	$(7,675,626)
Net realized gain on investments and foreign currency transactions	5,999,967	73,427,498
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(2,042,611)	(35,059,733)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,796,622)	30,692,139
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(46,841,205)	(83,688,012)
Class B Shares	(1,814,674)	(4,701,998)
Class C Shares	(16,172,258)	(35,503,025)
Class R Shares	(3,195,420)	(6,369,928)
Institutional Shares	-	-
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(68,023,557)	(130,262,963)
Share Transactions:
Proceeds from sale of shares	203,348,228	314,496,270
Net asset value of shares issued to shareholders in payment of distributions declared	63,446,435	120,343,459
Cost of shares redeemed	(418,762,640)	(200,802,723)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(151,967,977)	234,037,006
Change in net assets	(221,788,156)	134,466,182
Net Assets:
Beginning of period	843,556,910	709,090,728
End of period (including accumulated net investment income (loss) of $(6,255,218) and $(1,076,491), respectively)	$621,768,754	$843,556,910
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2016
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Kaufmann Small Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
On December 30, 2015, the Fund's Institutional Shares commenced operations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waivers, reimbursements and reduction of $935,478 is disclosed in various locations in this Note 2, Note 5 and Note 6. For the year ended October 31, 2016, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$604,745	$(319,376)
Class B Shares	35,383	(24,342)
Class C Shares	237,475	(134,354)
Class R Shares	102,404	—
Institutional Shares	62,849	(41,734)
TOTAL	$1,042,856	$(519,806)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $12,819 of other service fees for the year ended October 31, 2016. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,069,508
Class B Shares	42,544
Class C Shares	399,068
TOTAL	$1,511,120
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
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Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $94 and $764, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
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Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$420	Unrealized depreciation on foreign exchange contracts	$297
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$11,724

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$123
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well
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as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2016, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$70,220,484	$72,359,842
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at October 31, 2016, is as follows:
Security	Acquisition Date	Cost	Market Value
Protalix Biotherapeutics, Inc., Conv. Bond, 4.50%, 9/15/2018	9/13/2013	$635,000	$422,342
SteadyMed Ltd.	7/29/2016	$467,622	$575,190
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,546,734	$ 80,986,986	9,669,635	$267,363,437
Shares issued to shareholders in payment of distributions declared	1,843,870	44,437,276	3,219,354	79,067,350
Shares redeemed	(14,725,926)	(322,197,132)	(5,409,581)	(143,467,663)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(9,335,322)	$(196,772,870)	7,479,408	$202,963,124

Year Ended October 31	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	154,037	$3,200,283	170,375	$4,133,847
Shares issued to shareholders in payment of distributions declared	81,585	1,741,849	202,444	4,471,984
Shares redeemed	(413,807)	(8,331,118)	(435,135)	(10,477,225)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(178,185)	$(3,388,986)	(62,316)	$(1,871,394)

Year Ended October 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	712,269	$14,526,790	1,118,017	$26,893,516
Shares issued to shareholders in payment of distributions declared	661,890	14,131,345	1,380,572	30,496,839
Shares redeemed	(2,575,408)	(52,512,422)	(1,354,868)	(32,588,580)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,201,249)	$(23,854,287)	1,143,721	$24,801,775

Year Ended October 31	2016		2015
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	448,241	$10,078,698	597,815	$16,105,470
Shares issued to shareholders in payment of distributions declared	129,746	3,135,965	256,290	6,307,286
Shares redeemed	(568,018)	(12,847,818)	(529,755)	(14,269,255)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	9,969	$366,845	324,350	$8,143,501
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	Period Ended 10/31/2016[1]		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,390,333	$ 94,555,471	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(1,007,978)	(22,874,150)	—	(—)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,382,355	$ 71,681,321	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(7,322,432)	$(151,967,977)	8,885,163	$234,037,006
1	Reflects operations for the period from December 30, 2015 (date of initial investment) to October 31, 2016.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primary due to differing treatments for foreign currency transactions and net operating losses.
For the year ended October 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(783,359)	$575,251	$208,108
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2016 and 2015 was as follows:
	2016	2015
Ordinary income[1]	$2,151,573	$50,620,264
Long-term capital gains	$65,871,984	$79,642,699
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$4,994,718
Net unrealized appreciation	$139,390,091
Capital loss carryforwards and deferrals	$(4,707,206)

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The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and for the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
At October 31, 2016, the cost of investments for federal tax purposes was $554,522,751. The net unrealized appreciation of investments for federal tax purposes excludingany unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; and (b) outstanding foreign currency commitments $139,497,664. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $175,139,962 and net unrealized depreciation from investments for those securities having an excess of cost over value of $35,642,298.
Under current tax rules, a late year ordinary loss may be defered, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2016, for federal income tax purposes, a late-year ordinary loss of $4,707,206 was deferred to November 1, 2016.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the Adviser voluntarily waived $135 of its fee and and voluntarily reimbursed $519,806 of transfer agent fees.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2016, the Sub-Adviser earned a fee of $7,365,694.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
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Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$1,077,892	$(207,193)
Class B Shares	127,632	—
Class C Shares	1,197,203	—
Class R Shares	188,603	(113,162)
TOTAL	$2,591,330	(320,355)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2016, FSC retained $913,173 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2016, FSC retained $32,389 in sales charges from the sale of Class A Shares. FSC also retained $63,777, $30,920, and $14,281 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2016, FSSC received $83,230 of the other service fees disclosed in Note 2.
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Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.95%, 2.50%, 2.50%, 1.95% and 1.49% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $1,686,997and $506,266, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Companies and Affiliated Holdings
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2016, were as follows:
Affiliates	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend Income
*Adesto Technologies Corp.	994,000	—	(395,649)	598,351	$1,226,620	—
arGEN-x	—	197,014	—	197,014	$3,026,545	—
**BioDelivery Sciences International, Inc.	475,000	—	(475,000)	—	$—	—
**Catalyst Pharmaceutical Partners Inc.	1,500,000	—	(1,500,000)	—	$—	—
*ChannelAdvisor Corp.	327,300	31,810	(59,110)	300,000	$3,300,000	—
ContraFect Corp.	—	222,500	—	222,500	$511,750	—
ContraFect Corp. Warrants	—	222,500	—	222,500	$277,146	—
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Affiliates	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend Income
Corcept Therapeutics, Inc.	1,439,277	—	(309,277)	1,130,000	$7,842,200	—
**Dyax Corp.	188,400	—	(188,400)	—	$—	—
Dyax Corp. - CVR	—	125,000	—	125,000	$138,750	—
Dynavax Technologies Corp.	1,115,500	90,000	(205,500)	1,000,000	$9,250,000	—
Egalet Corp.	475,000	95,000	(238,000)	332,000	$1,862,520	—
**ExamWorksGroup, Inc.	141,700	—	(141,700)	—	$—	—
*Galapagos NV	155,000	—	(32,900)	122,100	$7,426,349	—
*Galapagos NV, ADR	122,066	—	—	122,066	$7,399,641	—
Intersect ENT, Inc.	345,008	16,895	—	361,903	$5,283,784	—
Minerva Neurosciences, Inc.	195,420	721,200	—	916,620	$10,220,313	—
**Minerva Neurosciences, Inc.	267,000	—	(267,000)	—	$—	—
**Minerva Neurosciences, Inc., Warrants	267,000	—	(267,000)	—	$—	—
*Ocular Therapeutix, Inc.	324,830	93,300	(156,430)	261,700	$1,481,222	—
Otonomy, Inc.	225,000	289,529	—	514,529	$7,769,388	—
**Premier, Inc.	170,598	—	(170,598)	—	$—	—
Progenics Pharmaceuticals, Inc.	1,958,600	—	(938,600)	1,020,000	$5,130,600	—
SCYNEXIS, Inc.	463,800	243,200	—	707,000	$2,269,470	—
SCYNEXIS Inc. Warrants	—	109,440	—	109,440	$211,340	—
Seres Therapeutics, Inc.	80,000	20,728	(50,000)	50,728	$547,355	—
Spark Therapeutics, Inc	125,200	62,800	—	188,000	$8,837,880	—
SteadyMed Ltd.	345,900	409,417	—	755,317	$2,907,970	—
**SteadyMed Ltd., Pfd..	409,417	—	(409,417)	—	$—	—
SteadyMed Ltd.	—	149,400	—	149,400	$575,190	—
SteadyMed Ltd., Warrants	—	149,400	—	149,400	$382,628	—
**Textura Corp.	348,200	—	(348,200)	—	$—	—
**Threshold Pharmaceuticals, Inc., Class THL	386,500	—	(386,500)	—	$—	—
**Townsquare Media LLC	61,000	50,000	(111,000)	—	$—	—
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36

Affiliates	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend Income
Zogenix, Inc.	282,000	14,345	(111,345)	185,000	$1,507,750	—
Zogenix, Inc., Warrants	1,896,750	—	—	1,896,750	$179,622	—
**Zynerba Pharmaceuticals, Inc.	188,800	—	(188,800)	—	$—	—
TOTAL OF AFFILIATED COMPANIES	15,274,266	3,313,478	(6,950,426)	11,637,318	$89,566,033	$—
*	At October 31, 2016, the Fund no longer has ownership of at least 5% of the voting shares.
**	At October 31, 2016, the security is no longer held in the Fund's portfolio of investments.

Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2016, the Adviser reimbursed $89,127. Transactions involving the affiliated holdings during the year ended October 31, 2016, were as follows:
	Federated Government Obligations Fund, Institutional Shares	Federated Institutional Money Market Management, Institutional Shares	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 10/31/2015	—	117,018,245	70,519,373	187,537,618
Purchases/Additions	167,723,024	305,414,840	222,139,725	695,277,589
Sales/Reductions	(95,363,182)	(422,433,085)	(273,594,808)	(791,391,075)
Balance of Shares Held 10/31/2016	72,359,842	—	19,064,290	91,424,132
Value	$72,359,842	$—	$19,064,290	$91,424,132
Dividend Income	$42,394	$293,451	$101,830	$437,675
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2016, the Fund's expenses were reduced by $6,055 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2016, were as follows:
Purchases	$320,910,385
Sales	$483,868,712
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37

8. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
9. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2016, the Fund had no outstanding loans. During the year ended October 31, 2016 the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2016, there were no outstanding loans. During the year ended October 31, 2016, the program was not utilized.
11. REGULATORY MATTERS
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2016, the amount of long-term capital gains designated by the Fund was $65,871,984.
For the fiscal year ended October 31, 2016, 100.0% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2016, 100.0% qualify for the dividend received deduction available to corporate shareholders.
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38

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Kaufmann Small Cap Fund:
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Small Cap Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds, at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,110.90	$10.35
Class B Shares	$1,000	$1,107.60	$13.24
Class C Shares	$1,000	$1,107.60	$13.24
Class R Shares	$1,000	$1,111.50	$9.98
Institutional Shares	$1,000	$1,113.50	$7.92
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.33	$9.88
Class B Shares	$1,000	$1,012.57	$12.65
Class C Shares	$1,000	$1,012.57	$12.65
Class R Shares	$1,000	$1,015.69	$9.53
Institutional Shares	$1,000	$1,017.65	$7.56
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.50%
Class C Shares	2.50%
Class R Shares	1.88%
Institutional Shares	1.49%
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41

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2016
Federated Kaufmann Small Cap Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally track the factors listed above. Consistent with these judicial decisions
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and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory and subadvisory contracts occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a
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comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expensive ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different
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cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund. The Senior Officer noted that the same group that manages the Federated Kaufmann Small Cap Fund did manage a similarly managed sub-advised fund for a lesser fee. However, the Senior Officer noted that the relationship with this similarly managed sub-advised fund was terminated during the fourth quarter of 2014.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of
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the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation, the Fund's performance was above the median of the relevant peer group.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations
The Board noted that in May 2014, the Senior Officer proposed, and the Board subsequently approved, a reduction in the contractual advisory fee to more closely align the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers which was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund. At the May 2015 Meetings, Federated proposed and the Board approved reductions to the subadvisory fees under the subadvisory contract for the Fund, effective as of the date of the previous contractual advisory fee reduction.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single
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change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee the Fund was reasonable. Under these circumstances, other than the reduction in the sub-advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts.
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In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Small Cap Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172636
CUSIP 314172628
CUSIP 314172610
CUSIP 314172537
CUSIP 31421N402
29503 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2016
Share Class	Ticker
A	FGSAX
B	FGSBX
C	FGSCX
Institutional	FGSIX
R6*	FGSKX
*formerly, Class R Shares
Federated MDT Mid Cap Growth Strategies Fund
(Effective December 29, 2016, the Fund's name will be Federated MDT Mid Cap Growth Fund.)
Fund Established 1984

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2015 through October 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Mid Cap Growth Strategies Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2016, was -2.07% for the Class A Shares, -2.81% for the Class B Shares, -2.78% for the Class C Shares, -1.81% for the Institutional Shares and -2.42% for the Class R6 Shares.1 The total return of the Russell Midcap® Growth Index (RMCGI),2,3 the Fund's broad-based securities market index, was 0.40% for the same period. The total return of the Morningstar Mid Cap Growth Funds Average (MMCGFA),4 a peer group average for the Fund, was -0.86% during the reporting period. The Fund's and the MMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, which was the most significant factor affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The reporting period did not favor a particular size of company, as the large-cap Russell Top 200® Index,5 the mid-cap Russell Midcap® Index,6 and the small-cap Russell 2000® Index7 all reported similar returns of just over four percent (4.28%, 4.17% and 4.11%, respectively). The differentiation was according to style: value-oriented stocks significantly outperformed growth-oriented stocks as the market turned away from the growth stocks that it had favored in the prior reporting period. The Russell 3000® Value Index8 returned 6.55% over this reporting period, while the Russell 3000® Growth Index9 returned only 2.08%. In the mid-sized capitalization range of the Fund, the Russell Midcap® Value Index10 returned 7.84% and bested the 0.40% return of the Fund's benchmark, the RMCGI. During this reporting period, high-dividend stocks generally outperformed lower dividend stocks across the domestic market.
The best performing sector in the RMCGI during the reporting period was Utilities (26.01%), consistent with the outperformance of high dividend-yielding stocks. The second- and third-best performing sectors were Consumer Staples (9.78%) and Information Technology (6.34%). Underperforming sectors during the same period included Consumer Discretionary (-7.62%), Real Estate (-6.55%) and Health Care (-3.17%).
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STOCK SELECTION
Stock selection was the biggest contributor to the Fund's underperformance of the RMCGI during the reporting period. The Fund looked for stocks with the specific combinations of fundamental and technical factors that internal research has shown to predict outperformance relative to the RMCGI. During the entire reporting period, the Fund was overweight stocks with a low requirement for external financing, as well as high earnings to price and/or high structural earnings, a proprietary measure which is used by the Fund to find stocks with high repeatable earnings potential. For the first nine months of the reporting period, the mid-cap growth stocks in the Fund with these relatively strong value characteristics underperformed the RMCGI. While these same stocks recovered and outperformed the RMCGI in the last three months of the period, the net contribution of those stocks was unfavorable.
The Industrials sector, the Consumer Discretionary sector and the Financials sector contributed the most to the Fund's underperformance versus the RMCGI. Underperformance in the Industrials and Financials sectors was driven by poor stock selection based on fundamentals rather than by sector selection, as the Fund was roughly sector-neutral. In the Consumer Discretionary sector, overweighting that low-performing sector contributed to underperformance. (That sector is a source of stocks with the combination of fundamentals mentioned above, a low requirement for external financing and high earnings to price and/or high structural earnings.) There were offsets to the underperformance in the Materials sector, the Consumer Staples sector and the Information Technology sector. Those offsets were driven by favorable stock selection.
Individual stocks enhancing the Fund's performance included Keurig Green Mountain, Inc. and Huntsman Corporation. These two stocks outperformed the RMCGI during the reporting period and were overweighted relative to the RMCGI. Individual stocks detracting from the Fund's performance during the reporting period included Bed, Bath & Beyond Inc., GNC Holdings, Inc. and Ameriprise Financial, Inc., which all underperformed the benchmark.
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1	The Fund's Class R Shares was re-designated as R6 Shares on June 20, 2016.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
3	Mid-Capitalization companies often have narrower markets and limited managerial and financial resources compared to larger and more established companies.
4	Please see the footnotes to the line graphs below for definitions of, and further information about, the MMCGFA. Effective November 30, 2016, the Fund's peer group average was changed to Morningstar Mid Cap Blend Funds Average.
5	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
7	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
8	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
9	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
10	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Mid Cap Growth Strategies Fund2 from October 31, 2006 to October 31, 2016, compared to the Russell Midcap® Growth Index (RMCGI)3 and the Morningstar Mid Cap Growth Funds Average (MMCGFA). 4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2016
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■	Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 10/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-7.45%	8.78%	4.80%
Class B Shares	-6.82%	8.95%	4.77%
Class C Shares	-3.51%	9.20%	4.61%
Institutional Shares	-1.81%	10.30%	5.54%
Class R6 Shares[5]	-2.42%	9.51%	4.96%
RMCGI	0.40%	12.02%	7.65%
MMCGFA	-0.86%	10.20%	6.59%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
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1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the MMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The Fund's Class R6 Shares, formerly R Shares, and Institutional Shares commenced operations on December 12, 2006 and January 29, 2010, respectively. For the period prior to commencement of operations of the Class R Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of the Class R Shares. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
3	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Effective November 30, 2016, the Fund's peer group average was changed to Morningstar Mid Cap Blend Funds Average. Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund's Class R Shares was re-designated as R6 Shares on June 20, 2016.
Annual Shareholder Report
6

Portfolio of Investments Summary Table (unaudited)
At October 31, 2016, the Fund's industry composition1 was as follows:
Industry Composition	Percentage of Total Net Assets
Software Packaged/Custom	7.9%
Specialty Retailing	6.0%
IT Services	5.1%
Auto Original Equipment Manufacturers	4.6%
Medical Technology	4.3%
Financial Services	4.0%
Cable TV	3.3%
Hotels	2.7%
Computer Peripherals	2.6%
Semiconductor Manufacturing Equipment	2.6%
Aerospace / Defense	2.5%
Ethical Drugs	2.5%
Health Care Equipment & Supplies	2.4%
Medical Supplies	2.4%
Telecommunication Equipment & Services	2.4%
Rubber	2.2%
Auto Rentals	2.1%
Diversified Consumer Services	2.1%
Health Care Technology	2.1%
Soft Drinks	2.1%
Specialty Chemicals	1.9%
Broadcasting	1.8%
Multi-Industry Capital Goods	1.7%
Services to Medical Professionals	1.7%
Containers & Packaging	1.5%
Home Products	1.5%
Discount Department Stores	1.4%
Recreational Vehicles	1.4%
Hospitals	1.3%
Home Building	1.2%
Officer Equipment	1.2%
Technology Hardware Storage & Peripherals	1.2%
Department Stores	1.1%
Annual Shareholder Report
7

Industry Composition	Percentage of Total Net Assets
Miscellaneous Food Products	1.0%
Other[2]	12.5%
Cash Equivalents[3]	1.8%
Other Assets and Liabilities—Net[4]	(0.1)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other”.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
8

Portfolio of Investments
October 31, 2016
Shares			Value
		COMMON STOCKS—98.3%
		Aerospace/Defense—2.5%
130,286	[1]	Spirit Aerosystems Holdings, Inc., Class A	$6,561,203
		Airline - National—0.9%
92,593	[1]	Jet Blue Airways Corp.	1,618,526
14,057	[1]	United Continental Holdings, Inc.	790,425
		TOTAL	2,408,951
		Airline - Regional—0.9%
32,787		Alaska Air Group, Inc.	2,367,877
		Auto Original Equipment Manufacturers—4.6%
58,122		Lear Corp.	7,136,219
17,981	[1]	O'Reilly Automotive, Inc.	4,754,896
		TOTAL	11,891,115
		Auto Rentals—2.1%
73,067	[1]	United Rentals, Inc.	5,528,249
		Baking—0.1%
20,594		Flowers Foods, Inc.	319,619
		Biotechnology—0.3%
4,059	[1]	Charles River Laboratories International, Inc.	307,997
9,858	[1]	Puma Biotechnology, Inc.	377,561
		TOTAL	685,558
		Broadcasting—1.8%
178,108	[1]	Discovery Communications, Inc.	4,650,400
		Cable TV—3.3%
37,332	[1]	AMC Networks, Inc.	1,826,655
357,028	[1]	MSG Networks, Inc.	6,819,235
		TOTAL	8,645,890
		Carpets—0.5%
7,532	[1]	Mohawk Industries, Inc.	1,388,148
		Clothing Stores—0.6%
30,801	[1]	Michael Kors Holdings Ltd.	1,564,075
		Commercial & Professional Services—0.3%
40,332	[1]	R.R. Donnelley & Sons Co.	715,893
		Commercial Banks—0.3%
32,112		Citizens Financial Group, Inc.	845,830
		Computer Peripherals—2.6%
94,957		NVIDIA Corp.	6,757,140
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS—continued
		Containers & Packaging—1.5%
73,447	[1]	Crown Holdings, Inc.	$3,984,500
		Cosmetics & Toiletries—0.8%
108,500		Avon Products, Inc.	710,675
5,530	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	1,345,670
		TOTAL	2,056,345
		Department Stores—1.1%
18,345		Dillards, Inc., Class A	1,124,549
26,550		Kohl's Corp.	1,161,562
16,287		Macy's, Inc.	594,313
		TOTAL	2,880,424
		Discount Department Stores—1.4%
54,212		Foot Locker, Inc.	3,619,735
		Diversified Consumer Services—2.1%
175,201		Block (H&R), Inc.	4,024,367
41,963	[1]	ServiceMaster Global Holdings, Inc.	1,501,856
		TOTAL	5,526,223
		Ethical Drugs—2.5%
54,415	[1]	United Therapeutics Corp.	6,533,609
		Financial Services—4.0%
112,300		Ally Financial, Inc.	2,029,261
71,707		Ameriprise Financial, Inc.	6,338,182
10,165		Equifax, Inc.	1,260,155
42,154	[1]	Verifone Systems, Inc.	652,544
		TOTAL	10,280,142
		Food Products—0.8%
30,142		Tyson Foods, Inc., Class A	2,135,561
		Furniture—0.1%
5,963	[1]	Tempur Sealy International, Inc.	322,419
		Grocery Chain—0.9%
71,508		Kroger Co.	2,215,318
		Health Care Equipment & Supplies—2.4%
19,153	[1]	Edwards Lifesciences Corp.	1,823,749
41,013		Zimmer Biomet Holdings, Inc.	4,322,770
		TOTAL	6,146,519
		Health Care Technology—2.1%
23,882	[1]	VWR Corp.	656,994
126,613	[1]	Veeva Systems, Inc.	4,918,915
		TOTAL	5,575,909
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS—continued
		Home Building—1.2%
106,407		D. R. Horton, Inc.	$3,067,714
		Home Health Care—0.1%
2,430	[1]	Wellcare Health Plans, Inc.	275,829
		Home Products—1.5%
66,170		Tupperware Brands Corp.	3,938,438
		Hospitals—1.3%
43,750	[1]	HCA, Inc.	3,348,187
		Hotels—2.7%
104,707		Wyndham Worldwide Corp.	6,893,909
		Internet Services—0.5%
43,242	[1]	Yelp, Inc.	1,412,284
		IT Services—5.1%
154,484	[1]	Teradata Corp.	4,164,889
39,220	[1]	Vantiv, Inc.	2,288,879
336,777		Western Union Co.	6,759,114
		TOTAL	13,212,882
		Medical Supplies—2.4%
39,060	[1]	Align Technology, Inc.	3,356,035
13,391		Bard (C.R.), Inc.	2,901,562
		TOTAL	6,257,597
		Medical Technology—4.3%
28,410	[1]	Abiomed, Inc.	2,982,766
60,726	[1]	IDEXX Laboratories, Inc.	6,506,183
2,483	[1]	Intuitive Surgical, Inc.	1,668,775
		TOTAL	11,157,724
		Miscellaneous Food Products—1.0%
19,160		Ingredion, Inc.	2,513,217
		Multi-Industry Capital Goods—1.7%
130,125	[1]	HD Supply, Inc.	4,294,125
		Multiline Retail—0.8%
26,955	[1]	Burlington Stores, Inc.	2,020,008
		Mutual Fund Adviser—0.6%
101,161		Waddell & Reed Financial, Inc., Class A	1,590,251
		Office Equipment—1.2%
170,451		Pitney Bowes, Inc.	3,040,846
		Personnel Agency—0.4%
24,523		Robert Half International, Inc.	917,651
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS—continued
		Photo - Optical Component - Equipment—0.5%
25,694		Cognex Corp.	$1,325,810
		Plastic Containers—0.7%
40,761		Sealed Air Corp.	1,859,924
		Professional Services—0.4%
33,242	[1]	TransUnion	1,038,480
		Recreational Vehicles—1.4%
11,236		Brunswick Corp.	488,766
8,711		Harley-Davidson, Inc.	496,701
32,556		Thor Industries, Inc.	2,582,017
		TOTAL	3,567,484
		Rubber—2.2%
195,076		Goodyear Tire & Rubber Co.	5,663,056
		Savings & Loan—0.2%
137,122	[1]	Ocwen Financial Corp.	585,511
		Semiconductor Manufacturing Equipment—2.6%
236,242		Applied Materials, Inc.	6,869,917
		Services to Medical Professionals—1.7%
34,287	[1]	Laboratory Corp. of America Holdings	4,297,533
		Shoes—0.2%
20,893	[1]	Skechers USA, Inc., Class A	439,380
		Soft Drinks—2.1%
60,817		Dr. Pepper Snapple Group, Inc.	5,339,124
		Software Packaged/Custom—7.9%
43,350		CDW Corp.	1,946,849
83,614	[1]	Citrix Systems, Inc.	7,090,467
23,467	[1]	Electronic Arts, Inc.	1,842,629
21,553	[1]	F5 Networks, Inc.	2,978,840
43,873		Marketaxess Holdings, Inc.	6,614,293
		TOTAL	20,473,078
		Specialty Chemicals—1.9%
286,047		Huntsman Corp.	4,848,497
		Specialty Retailing—6.0%
17,200		Abercrombie & Fitch Co., Class A	251,292
115,857		Bed Bath & Beyond, Inc.	4,682,940
121,815		GNC Holdings, Inc.	1,635,975
29,603	[1]	Michaels Cos, Inc.	688,270
118,865		Nordstrom, Inc.	6,180,980
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS—continued
		Specialty Retailing—continued
26,966		Signet Jewelers Ltd.	$2,191,257
		TOTAL	15,630,714
		Technology—0.9%
74,821	[1]	CommScope Holdings Co., Inc.	2,285,782
		Technology Hardware Storage & Peripherals—1.2%
88,410	[1]	NCR Corp.	3,098,770
		Telecommunication Equipment & Services—2.4%
82,176		Motorola, Inc.	5,964,334
10,800	[1]	NeuStar, Inc., Class A	242,460
		TOTAL	6,206,794
		Undesignated Consumer Cyclicals—0.7%
27,030	[1]	Herbalife Ltd.	1,640,180
29,000		Weight Watchers International, Inc.	298,120
		TOTAL	1,938,300
		TOTAL COMMON STOCKS (IDENTIFIED COST $251,320,906)	255,015,468
		INVESTMENT COMPANY—1.8%
4,582,723	[2]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.45%[3] (AT NET ASSET VALUE)	4,582,723
		TOTAL INVESTMENTS—100.1% (IDENTIFIED COST $255,903,629)[4]	259,598,191
		OTHER ASSETS AND LIABILITIES - NET—(0.1)%[5]	(338,326)
		TOTAL NET ASSETS—100%	$259,259,865
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $256,517,678.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2016.
Annual Shareholder Report
13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of October 31, 2016, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$42.50	$48.23	$47.18	$34.77	$34.05
Income From Investment Operations:
Net investment income (loss)	0.05[1]	(0.03)[1]	0.08[1]	0.09[1]	(0.11)[1]
Net realized and unrealized gain (loss) on investments	(0.77)	1.01	6.88	12.32	0.77
TOTAL FROM INVESTMENT OPERATIONS	(0.72)	0.98	6.96	12.41	0.66
Less Distributions:
Distributions from net investment income	—	(0.07)	—	—	—
Distributions from net realized gain on investments	(8.41)	(6.64)	(5.91)	—	—
TOTAL DISTRIBUTIONS	(8.41)	(6.71)	(5.91)	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.06[2]
Net Asset Value, End of Period	$33.37	$42.50	$48.23	$47.18	$34.77
Total Return[3]	(2.07)%	1.96%	16.50%	35.69%	2.11%[2]
Ratios to Average Net Assets:
Net expenses	1.22%	1.22%	1.22%	1.22%[4]	1.22%
Net investment income (loss)	0.16%	(0.08)%	0.17%	0.23%	(0.32)%
Expense waiver/reimbursement[5]	0.11%	0.07%	0.06%	0.11%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$206,210	$246,414	$269,537	$257,734	$226,079
Portfolio turnover	115%	122%	41%	124%	135%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.21% on the total return.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 1.22% for the year ended October 31, 2013, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.74	$39.84	$40.23	$29.87	$29.48
Income From Investment Operations:
Net investment income (loss)	(0.15)[1]	(0.29)[1]	(0.22)[1]	(0.17)[1]	(0.32)[1]
Net realized and unrealized gain (loss) on investments	(0.58)	0.83	5.74	10.53	0.66
TOTAL FROM INVESTMENT OPERATIONS	(0.73)	0.54	5.52	10.36	0.34
Less Distributions:
Distributions from net realized gain on investments	(8.41)	(6.64)	(5.91)	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.05[2]
Net Asset Value, End of Period	$24.60	$33.74	$39.84	$40.23	$29.87
Total Return[3]	(2.81)%	1.17%	15.66%	34.68%	1.32%[2]
Ratios to Average Net Assets:
Net expenses	1.97%	1.97%	1.97%	1.97%[4]	1.97%
Net investment income (loss)	(0.59)%	(0.83)%	(0.58)%	(0.50)%	(1.06)%
Expense waiver/reimbursement[5]	0.19%	0.14%	0.14%	0.23%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,276	$3,322	$4,054	$4,331	$4,239
Portfolio turnover	115%	122%	41%	124%	135%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on the total return.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 1.97% for the year ended October 31, 2013, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$34.27	$40.36	$40.68	$30.21	$29.81
Income From Investment Operations:
Net investment income (loss)	(0.15)[1]	(0.30)[1]	(0.22)[1]	(0.19)[1]	(0.33)[1]
Net realized and unrealized gain (loss) on investments	(0.59)	0.85	5.81	10.66	0.68
TOTAL FROM INVESTMENT OPERATIONS	(0.74)	0.55	5.59	10.47	0.35
Less Distributions:
Distributions from net realized gain on investments	(8.41)	(6.64)	(5.91)	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.05[2]
Net Asset Value, End of Period	$25.12	$34.27	$40.36	$40.68	$30.21
Total Return[3]	(2.78)%	1.18%	15.66%	34.66%	1.34%[2]
Ratios to Average Net Assets:
Net expenses	1.97%	1.97%	1.97%	1.97%[4]	1.97%
Net investment income (loss)	(0.60)%	(0.83)%	(0.58)%	(0.53)%	(1.07)%
Expense waiver/reimbursement[5]	0.13%	0.09%	0.10%	0.14%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,188	$11,509	$12,666	$12,032	$9,843
Portfolio turnover	115%	122%	41%	124%	135%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.20% on the total return.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 1.97% for the year ended October 31, 2013, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$43.14	$48.88	$47.63	$35.01	$34.20
Income From Investment Operations:
Net investment income (loss)	0.14[1]	0.08[1]	0.20[1]	0.20[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	(0.78)	1.01	6.96	12.42	0.78
TOTAL FROM INVESTMENT OPERATIONS	(0.64)	1.09	7.16	12.62	0.75
Less Distributions:
Distributions from net investment income	—	(0.19)	—	—	—
Distributions from net realized gain on investments	(8.41)	(6.64)	(5.91)	—	—
TOTAL DISTRIBUTIONS	(8.41)	(6.83)	(5.91)	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.06[2]
Net Asset Value, End of Period	$34.09	$43.14	$48.88	$47.63	$35.01
Total Return[3]	(1.81)%	2.19%	16.80%	36.05%	2.37%[2]
Ratios to Average Net Assets:
Net expenses	0.97%	0.97%	0.97%	0.97%[4]	0.97%
Net investment income (loss)	0.41%	0.19%	0.43%	0.48%	(0.09)%
Expense waiver/reimbursement[5]	0.07%	0.05%	0.07%	0.11%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$40,057	$49,554	$75,756	$93,618	$82,490
Portfolio turnover	115%	122%	41%	124%	135%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.06% on the total return.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 0.97% for the year ended October 31, 2013, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$40.74	$46.63	$46.02	$34.07	$33.53
Income From Investment Operations:
Net investment income	(0.07)[1]	(0.23)[1]	(0.17)[1]	(0.12)[1]	(0.29)[1]
Net realized and unrealized gain on investments	(0.73)	0.98	6.69	12.07	0.77
TOTAL FROM INVESTMENT OPERATIONS	(0.80)	0.75	6.52	11.95	0.48
Less Distributions:
Distributions from net realized gain on investments	(8.41)	(6.64)	(5.91)	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.06[2]
Net Asset Value, End of Period	$31.53	$40.74	$46.63	$46.02	$34.07
Total Return[3]	(2.42)%	1.49%	15.89%	35.07%	1.61%
Ratios to Average Net Assets:
Net expenses	1.61%	1.69%	1.72%	1.67%[4]	1.72%
Net investment income (loss)	(0.22)%	(0.55)%	(0.37)%	(0.30)%	(0.83)%
Expense waiver/reimbursement[5]	0.05%	0.01%	0.08%	0.03%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,529	$1,831	$2,150	$4,532	$2,156
Portfolio turnover	115%	122%	41%	124%	135%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.15% on the total return.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 1.67% for the year ended October 31, 2013, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and Liabilities
October 31, 2016
Assets:
Total investment in securities, at value including $4,582,723 of investment in an affiliated holding (Note 5) (identified cost $255,903,629)		$259,598,191
Income receivable		98,123
Receivable for investments sold		9,299,909
Receivable for shares sold		51,816
Other assets		9,555
TOTAL ASSETS		269,057,594
Liabilities:
Payable for investments purchased	$9,282,355
Payable for shares redeemed	246,023
Payable to adviser (Note 5)	4,834
Payable for administrative fees (Note 5)	554
Payable for distribution services fee (Note 5)	7,554
Payable for other service fees (Notes 2 and 5)	114,498
Accrued expenses (Note 5)	141,911
TOTAL LIABILITIES		9,797,729
Net assets for 7,861,377 shares outstanding		$259,259,865
Net Assets Consist of:
Paid-in capital		$254,945,551
Net unrealized appreciation of investments		3,694,562
Accumulated net realized gain on investments		392,326
Undistributed net investment income		227,426
TOTAL NET ASSETS		$259,259,865
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($206,210,492 ÷ 6,179,518 shares outstanding), no par value, unlimited shares authorized	$33.37
Offering price per share (100/94.50 of $33.37)	$35.31
Redemption proceeds per share	$33.37
Class B Shares:
Net asset value per share ($2,275,681 ÷ 92,489 shares outstanding), no par value, unlimited shares authorized	$24.60
Offering price per share	$24.60
Redemption proceeds per share (94.50/100 of $24.60)	$23.25
Class C Shares:
Net asset value per share ($9,188,308 ÷ 365,820 shares outstanding), no par value, unlimited shares authorized	$25.12
Offering price per share	$25.12
Redemption proceeds per share (99.00/100 of $25.12)	$24.87
Institutional Shares:
Net asset value per share ($40,056,784 ÷ 1,175,069 shares outstanding), no par value, unlimited shares authorized	$34.09
Offering price per share	$34.09
Redemption proceeds per share	$34.09
Class R6 Shares:
Net asset value per share ($1,528,600 ÷ 48,481 shares outstanding), no par value, unlimited shares authorized	$31.53
Offering price per share	$31.53
Redemption proceeds per share	$31.53
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended October 31, 2016
Investment Income:
Dividends (including $16,809 received from anaffiliated holding (Note 5))			$3,813,299
Expenses:
Investment adviser fee (Note 5)		$2,069,107
Administrative fee (Note 5)		215,739
Custodian fees		27,160
Transfer agent fee (Note 2)		405,074
Directors'/Trustees' fees (Note 5)		2,865
Auditing fees		25,270
Legal fees		8,229
Portfolio accounting fees		109,952
Distribution services fee (Note 5)		102,604
Other service fees (Notes 2 and 5)		568,569
Share registration costs		77,797
Printing and postage		45,983
Miscellaneous (Note 5)		13,912
TOTAL EXPENSES		3,672,261
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(113,263)
Reimbursement of other operating expenses (Notes 2 and 5)	(186,480)
TOTAL WAIVER AND REIMBURSEMENTS		(299,743)
Net expenses			3,372,518
Net investment income			440,781
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			2,645,956
Net change in unrealized appreciation of investments			(9,568,219)
Net realized and unrealized loss on investments			(6,922,263)
Change in net assets resulting from operations			$(6,481,482)
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended October 31,	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$440,781	$(240,674)
Net realized gain on investments	2,645,956	65,149,653
Net change in unrealized appreciation/depreciation of investments	(9,568,219)	(55,935,007)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(6,481,482)	8,973,972
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	—	(346,797)
Institutional Shares	—	(286,817)
Distributions from net realized gain on investments
Class A Shares	(48,444,393)	(36,726,907)
Class B Shares	(776,412)	(667,440)
Class C Shares	(2,789,000)	(2,027,731)
Institutional Shares	(9,725,854)	(10,339,645)
Class R6 Shares	(385,426)	(311,311)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(62,121,085)	(50,706,648)
Share Transactions:
Proceeds from sale of shares	28,881,701	21,228,341
Net asset value of shares issued to shareholders in payment of distributions declared	57,479,474	47,265,286
Cost of shares redeemed	(71,129,469)	(78,293,355)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	15,231,706	(9,799,728)
Change in net assets	(53,370,861)	(51,532,404)
Net Assets:
Beginning of period	312,630,726	364,163,130
End of period (including undistributed (distributions in excess of) net investment income of $227,426 and $(268,323), respectively)	$259,259,865	$312,630,726
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2016
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 14 diversified portfolios. The financial statements included herein are only those of Federated MDT Mid Cap Growth Strategies Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is appreciation of capital.
Class B Shares were closed to new accounts/investors on June 1, 2015, and were closed to new purchases/exchanges by existing shareholder on August 1, 2015.
Effective September 1, 2016, the Fund's Class R Shares were re-designated as Class R6 Shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated MDTA LLC (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waiver and reimbursement of $299,743 is disclosed in various locations in this Note 2 and Note 5. For the year ended October 31, 2016, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$332,110	$(160,519)
Class B Shares	5,871	(3,895)
Class C Shares	16,910	(9,341)
Institutional Shares	45,091	(12,493)
Class R6 Shares	5,092	(232)
TOTAL	$405,074	$(186,480)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. This waiver can be modified or terminated at any time. For the year ended October 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$536,774
Class B Shares	6,577
Class C Shares	25,218
TOTAL	$568,569
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Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	632,466	$20,338,835	251,886	$11,173,128
Shares issued to shareholders in payment of distributions declared	1,306,600	44,424,389	799,513	34,139,213
Shares redeemed	(1,558,135)	(51,335,752)	(841,012)	(37,374,450)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	380,931	$13,427,472	210,387	$7,937,891

Year Ended October 31	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,356	$59,473	12,967	$465,391
Shares issued to shareholders in payment of distributions declared	28,378	716,252	18,436	629,242
Shares redeemed	(36,691)	(944,109)	(34,717)	(1,221,561)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(5,957)	$(168,384)	(3,314)	$(126,928)

Year Ended October 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	45,896	$1,167,467	36,146	$1,294,014
Shares issued to shareholders in payment of distributions declared	101,406	2,612,212	54,179	1,877,852
Shares redeemed	(117,320)	(2,955,163)	(68,330)	(2,467,271)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	29,982	$824,516	21,995	$704,595

Year Ended October 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	212,890	$7,066,174	175,799	$7,915,283
Shares issued to shareholders in payment of distributions declared	270,174	9,361,520	238,637	10,321,045
Shares redeemed	(456,638)	(15,400,351)	(815,710)	(36,502,566)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	26,426	$1,027,343	(401,274)	$(18,266,238)
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Year Ended October 31	2016		2015
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	7,844	$249,752	8,887	$380,525
Shares issued to shareholders in payment of distributions declared	11,327	365,101	7,249	297,934
Shares redeemed	(15,641)	(494,094)	(17,282)	(727,507)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	3,530	$120,759	(1,146)	$(49,048)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	434,912	$15,231,706	(173,352)	$(9,799,728)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for fair funds reclass and partnership income reclassifications.
For the year ended October 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(862)	$54,968	$(54,106)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2016 and 2015, was as follows:
	2016	2015
Ordinary income[1]	$598,193	$20,777,922
Long-term capital gains	$61,522,892	$29,928,726
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$956,331
Undistributed long-term capital gains	$277,470
Net unrealized appreciation	$3,080,513
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
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At October 31, 2016, the cost of investments for federal tax purposes was $256,517,678. The net unrealized appreciation of investments for federal tax purposes was $3,080,513. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $21,856,703 and net unrealized depreciation from investments for those securities having an excess of cost over value of $18,776,190.
The Fund used capital loss carryforwards of $806,753 to offset capital gains realized during the year ended October 31, 2016.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2016, the Adviser voluntarily waived $107,924 of its fee and voluntarily reimbursed $186,480 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Prior to their re-designation as Class R6 Shares on September 1, 2016, the Class R Shares were also subject to the Plan at 0.50% of its average daily net assets. Class R6 Shares are not subject to the Plan.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$19,731
Class C Shares	75,655
Class R Shares (re-designated as Class R6 Shares)	7,218
TOTAL	$102,604
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2016, FSC retained $21,576 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2016, FSC retained $8,427 in sales charges from the sale of Class A Shares. FSC also retained $1,577 of CDSC relating to redemptions of Class B Shares and $423 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2016, FSSC received $38,294 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not
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exceed 1.22%, 1.97%, 1.97%, 0.97% and 0.96% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2016, the Adviser reimbursed $5,339. Transactions involving the affiliated holding during the year ended October 31, 2016, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2015	5,674,153
Purchases/Additions	52,772,097
Sales/Reductions	(53,863,527)
Balance of Shares Held 10/31/2016	4,582,723
Value	$4,582,723
Dividend Income	$16,809
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2016, were as follows:
Purchases	$313,045,794
Sales	$357,945,164
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject
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to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2016, the Fund had no outstanding loans. During the year ended October 31, 2016, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2016, there were no outstanding loans. During the year ended October 31, 2016, the program was not utilized.
9. REGULATORY MATTERS
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2016, the amount of long-term capital gains designated by the Fund was $61,522,892.
For the fiscal year ended October 31, 2016, 100.0% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2016, 100.0% qualify for the dividend received deduction available to corporate shareholders.
11. SUBSEQUENT EVENT
Effective December 29, 2016, the Fund will change its name to “Federated MDT Mid Cap Growth Fund”.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH STRATEGIES FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated MDT Mid Cap Growth Strategies Fund (the “Fund”), a portfolio of Federated Equity Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated MDT Mid Cap Growth Strategies Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,015.80	$6.18
Class B Shares	$1,000	$1,011.90	$9.96
Class C Shares	$1,000	$1,012.10	$9.96
Institutional Shares	$1,000	$1,017.00	$4.92
Class R6 Shares	$1,000	$1,014.50	$7.60[2]
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.00	$6.19
Class B Shares	$1,000	$1,015.23	$9.98
Class C Shares	$1,000	$1,015.23	$9.98
Institutional Shares	$1,000	$1,020.26	$4.93
Class R6 Shares	$1,000	$1,017.60	$7.61[2]
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.22%
Class B Shares	1.97%
Class C Shares	1.97%
Institutional Shares	0.97%
Class R6 Shares	1.50%
2	Actual and Hypothetical expenses paid during the period utilizing the Fund's R6 Shares current Fee Limit of 0.96% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/366 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $4.86 and $4.88, respectively.
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2016
Federated MDT Mid Cap Growth Strategies Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of Federated MDTA LLC (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
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The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group, and that the Senior Officer had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers.
For the periods covered by the Evaluation, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year and five-year periods. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index
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for the three-year period and underperformed its benchmark index for the one-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the advisory contract with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for
Annual Shareholder Report
48

the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
Annual Shareholder Report
49

The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
50

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
51

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Mid Cap Growth Strategies Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172107
CUSIP 314172206
CUSIP 314172305
CUSIP 314172198
CUSIP 314172529
G01228-08 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2016
Share Class	Ticker
A	FMAAX
B	FMBBX
C	FMRCX
Institutional	FMIIX

Federated Absolute Return Fund
Fund Established 2000

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2015 through October 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Absolute Return Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2016, was -8.07% for Class A Shares, -8.75% for Class B Shares, -8.79% for Class C Shares and -7.83% for Institutional Shares. The total return of the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (BAML3MT),1 the Fund's broad-based securities market index (formerly BofA Merrill Lynch 91-Day Treasury Bill Index), was 0.31%. The total return of the Lipper Absolute Return Funds Average (LARFA),2 a peer group average for the Fund, was 0.50%. The Fund's and LARFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BAML3MT.
The Fund's investment strategy during the reporting period focused on long and short3 positions in equities and use of derivatives.4 These were the most significant factors affecting the Fund's performance relative to the BAML3MT.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
It was a positive 12-month reporting period for the U.S. stock market. In fact, stocks and bonds globally generally produced positive returns in the period, as declining interest offered support to valuation multiples.
During the reporting period, global interest rates hit a low in July, with over $13 trillion of sovereign debt trading at negative yields. Also notable within the year was the market volatility in January and February of 2016, as the market digested a rate hike by the U.S. Federal Reserve, but after that, stocks and bonds generally rallied for the rest of the reporting period.
LONG positions
The long equity positions detracted 3.0% from the Fund's return (this return and those below are gross figures). The equity sectors for which the Fund's holdings produced the largest negative contribution to Fund performance were Health Care and Industrials. The equity sector for which the Fund's holdings produced the largest positive contribution to Fund performance was Information Technology.
The Fund invested in precious metals closed-end funds that contributed 0.5% to the Fund's return.
SHORT positions
The short equity positions detracted 1.7% from the Fund's return. The negative contribution was due to equity markets generally moving higher in the period.
Annual Shareholder Report

Derivatives positions
The equity derivative positions detracted 2.1% from the Fund's return (which includes losses from shorting equity index futures and from equity call and put option positions). Both equity index futures and equity put options were used throughout the reporting period. The purpose of these derivative positions was to reach the desired Fund net equity market exposure and reduce the Fund's correlation to the U.S. equity market.
The Fund invested in currency forward and currency option contracts for both active exposures to currencies and for hedging currency risks of international stock holdings. These currency derivatives positions detracted 0.5% from Fund performance.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BAML3MT.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LARFA.
3	The Fund may make short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested.
4	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Absolute Return Fund (the “Fund”) from October 31, 2006 to October 31, 2016, compared to the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (BAML3MT)2 and the Lipper Absolute Return Funds Average (LARFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2016
■	The returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-13.14%	-1.49%	-1.36%
Class B Shares	-13.77%	-1.51%	-1.40%
Class C Shares	-9.71%	-1.12%	-1.55%
Institutional Shares[4]	-7.83%	-0.12%	-0.57%
BAML3MT	0.31%	0.11%	0.88%
LARFA	0.50%	2.25%	1.36%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML3MT and the LARFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BAML3MT measures the return on U.S. Treasury Bills maturing in 90 days. The BAML3MT is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Institutional Shares commenced operations on June 29, 2007. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At October 31, 2016, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
U.S. Equity Securities	59.6%
Adjustment for Futures Contracts (notional value)[2]	25.9%
Collateral on Deposit for Securities Sold Short and Written Options	16.4%
International Equity Securities	9.7%
U.S. Treasury Securities	7.7%
Exchange-Traded Funds	5.1%
Purchased Put Options	1.9%
Purchased Call Options	0.3%
Trade Finance Notes	0.0%[3]
Written Call Options	(0.2)%
Other Derivative Contracts[4]	(0.3)%
Securities Sold Short	(14.2)%
Futures Contracts—Short (notional value)[2]	(25.2)%
Cash Equivalents[5]	11.2%
Other Assets and Liabilities—Net[6]	2.1%
TOTAL	100.0%
At October 31, 2016, the Fund's sector composition7 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Information Technology	26.9%
Health Care	22.1%
Consumer Staples	14.3%
Consumer Discretionary	13.1%
Financials	12.0%
Industrials	5.5%
Telecommunication Services	3.3%
Materials	1.1%
Real Estate	0.9%
Utilities	0.8%
TOTAL	100.0%
Annual Shareholder Report

1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.
2	More complete information regarding the Fund's direct investments in futures contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Other Derivative Contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts less liabilities. See Statement of Assets and Liabilities.
7	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
October 31, 2016
Shares, Principal Amount or Contracts			Value in U.S. Dollars
		COMMON STOCKS—69.3%
		Aerospace & Defense—1.2%
10,000		Boeing Co.	$1,424,300
10,000		General Dynamics Corp.	1,507,400
		TOTAL	2,931,700
		Airlines—0.5%
30,000		Southwest Airlines Co.	1,201,500
		Auto Components—0.8%
20,000		BorgWarner, Inc.	716,800
30,000		Bridgestone Corp.	1,117,980
		TOTAL	1,834,780
		Automobiles—1.0%
200,000		Ford Motor Co.	2,348,000
		Banks—2.2%
140,000		Bank of America Corp.	2,310,000
40,000		JPMorgan Chase & Co.	2,770,400
		TOTAL	5,080,400
		Beverages—3.6%
20,000		Diageo PLC, ADR	2,150,600
10,000		Molson Coors Brewing Co., Class B	1,038,100
30,000		PepsiCo, Inc.	3,216,000
50,000		The Coca-Cola Co.	2,120,000
		TOTAL	8,524,700
		Biotechnology—4.6%
10,000	[1]	Alnylam Pharmaceuticals, Inc.	356,000
16,000	[1]	BioMarin Pharmaceutical, Inc.	1,288,320
20,000	[1]	Bluebird Bio, Inc.	955,000
110,250	[1]	Catabasis Pharmaceuticals, Inc.	380,362
15,000	[1]	Celgene Corp.	1,532,700
26,000		Gilead Sciences, Inc.	1,914,380
20,000	[1]	Ionis Pharmaceuticals, Inc.	519,600
30,000	[1]	Juno Therapeutics, Inc.	728,700
10,000	[1]	Kite Pharma, Inc.	442,900
100,000	[1]	Merrimack Pharmaceuticals, Inc.	522,000
12,000	[1,2]	Spark Therapeutics, Inc.	564,120
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value in U.S. Dollars
		COMMON STOCKS—continued
		Biotechnology—continued
110,000	[1]	Sunesis Pharmaceuticals, Inc.	$396,000
50,000	[1]	Versartis, Inc.	552,500
10,000	[1]	Vertex Pharmaceuticals, Inc.	758,600
		TOTAL	10,911,182
		Capital Markets—1.2%
8,000		Goldman Sachs Group, Inc.	1,425,920
20,000		T. Rowe Price Group, Inc.	1,280,200
		TOTAL	2,706,120
		Chemicals—0.4%
10,000		PPG Industries, Inc.	931,300
		Communications Equipment—1.6%
120,000		Cisco Systems, Inc.	3,681,600
		Construction & Engineering—0.5%
1,000,000		China Railway Construction Corp., Class H	1,250,994
		Diversified Financial Services—0.9%
15,000	[1]	Berkshire Hathaway, Inc., Class B	2,164,500
		Diversified Telecommunication Services—2.3%
80,000		AT&T, Inc.	2,943,200
50,000		Verizon Communications, Inc.	2,405,000
		TOTAL	5,348,200
		Electric Utilities—0.6%
40,000		Exelon Corp.	1,362,800
		Food & Staples Retailing—3.1%
20,000		CVS Health Corp.	1,682,000
94,117		Koninklijke Ahold NV	2,147,454
30,000		Wal-Mart Stores, Inc.	2,100,600
15,000		Walgreens Boots Alliance, Inc.	1,240,950
		TOTAL	7,171,004
		Food Products—0.3%
6,000		Smucker (J.M.) Co.	787,860
		Health Care Equipment & Supplies—1.0%
24,000		Medtronic PLC	1,968,480
50,000	[1]	Novocure Ltd.	302,500
		TOTAL	2,270,980
		Health Care Providers & Services—2.6%
20,000	[1]	Centene Corp.	1,249,600
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value in U.S. Dollars
		COMMON STOCKS—continued
		Health Care Providers & Services—continued
24,000	[1]	HCA, Inc.	$1,836,720
12,000		UnitedHealth Group, Inc.	1,695,960
12,000	[1]	WellCare Health Plans, Inc.	1,362,120
		TOTAL	6,144,400
		Hotels, Restaurants & Leisure—1.5%
28,000		Darden Restaurants, Inc.	1,814,120
15,000		McDonald's Corp.	1,688,550
		TOTAL	3,502,670
		Household Durables—1.5%
40,000		CalAtlantic Group, Inc.	1,292,800
80,000		KB HOME	1,163,200
60,000		Pulte Group, Inc.	1,116,000
		TOTAL	3,572,000
		Household Products—1.1%
30,000		Procter & Gamble Co.	2,604,000
		Industrial Conglomerates—1.0%
80,000		General Electric Co.	2,328,000
		Insurance—4.1%
40,000		Allstate Corp.	2,716,000
40,000		American International Group, Inc.	2,468,000
30,000		Prudential Financial, Inc.	2,543,700
6,000		Reinsurance Group of America	647,160
10,000		RenaissanceRe Holdings Ltd.	1,242,900
		TOTAL	9,617,760
		Internet & Direct Marketing Retail—1.6%
3,000	[1]	Amazon.com, Inc.	2,369,460
1,000	[1]	Priceline.com, Inc.	1,474,230
		TOTAL	3,843,690
		Internet Software & Services—3.8%
3,000	[1]	Alphabet, Inc., Class A	2,429,700
3,000	[1]	Alphabet, Inc., Class C	2,353,620
20,000	[1]	Facebook, Inc., Class A	2,619,800
35,000	[1]	Twitter, Inc.	628,250
10,000	[1]	Verisign, Inc.	840,200
		TOTAL	8,871,570
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value in U.S. Dollars
		COMMON STOCKS—continued
		IT Services—1.5%
20,000	[1]	Cognizant Technology Solutions Corp., Class A	$1,027,000
20,000	[1]	PayPal, Inc.	833,200
20,000		Visa, Inc., Class A	1,650,200
		TOTAL	3,510,400
		Life Sciences Tools & Services—0.3%
25,000	[1]	Patheon NV	634,750
		Machinery—0.5%
1,400,000		CRRC Corp. Ltd.	1,270,677
		Media—0.4%
15,000		Comcast Corp., Class A	927,300
		Metals & Mining—0.3%
21,575	[1]	Barisan Gold Corp.	322
50,000		Goldcorp, Inc., Class A	760,000
		TOTAL	760,322
		Personal Products—0.7%
40,000		Unilever NV	1,672,800
		Pharmaceuticals—6.8%
10,000	[1]	Allergan PLC	2,089,400
50,000	[1]	Foamix Pharmaceuticals Ltd.	397,500
60,000		GlaxoSmithKline PLC, ADR	2,400,600
16,000	[1]	Jazz Pharmaceuticals PLC	1,751,520
20,000		Johnson & Johnson	2,319,800
200,000	[1]	KemPharm, Inc.	740,000
50,000		Merck & Co., Inc.	2,936,000
100,000		Pfizer, Inc.	3,171,000
20,000	[1]	Revance Therapeutics, Inc.	267,000
		TOTAL	16,072,820
		Real Estate Investment Trusts (REITs)—0.6%
5,000		Boston Properties, Inc.	602,400
10,000		Crown Castle International Corp.	909,900
		TOTAL	1,512,300
		Semiconductors & Semiconductor Equipment—3.8%
40,000		Applied Materials, Inc.	1,163,200
40,000		Intel Corp.	1,394,800
20,000		KLA-Tencor Corp.	1,502,200
14,000		Lam Research Corp.	1,356,040
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value in U.S. Dollars
		COMMON STOCKS—continued
		Semiconductors & Semiconductor Equipment—continued
20,000		Maxim Integrated Products, Inc.	$792,600
8,000		Microchip Technology, Inc.	484,400
25,000		Qualcomm, Inc.	1,718,000
10,000		Xilinx, Inc.	508,700
		TOTAL	8,919,940
		Software—5.3%
20,000	[1]	Check Point Software Technologies Ltd.	1,691,200
14,000	[1]	Cyber-Ark Software Ltd.	654,500
50,000		Microsoft Corporation	2,996,000
40,000		Oracle Corp.	1,536,800
20,000	[1]	Red Hat, Inc.	1,549,000
50,000	[1]	Rubicon Project, Inc./The	383,000
100,000		Symantec Corp.	2,503,000
13,000	[1]	VMware, Inc., Class A	1,021,800
		TOTAL	12,335,300
		Specialty Retail—2.3%
15,000		Home Depot, Inc.	1,830,150
20,000		Ross Stores, Inc.	1,250,800
30,000		TJX Cos., Inc.	2,212,500
		TOTAL	5,293,450
		Technology Hardware Storage & Peripherals—2.7%
30,000		Apple, Inc.	3,406,200
10,000		IBM Corp.	1,536,900
1,000		Samsung Electronics Co. Ltd.	1,426,054
		TOTAL	6,369,154
		Tobacco—1.1%
26,000		Philip Morris International, Inc.	2,507,440
		TOTAL COMMON STOCKS (IDENTIFIED COST $152,329,435)	162,778,363
		TRADE FINANCE NOTES—0.0%
		Oil, Natural Gas & Mining—0.0%
$217,080	[1,3]	PT BUMI Uninsured, 11.536%, 8/26/2016 (IDENTIFIED COST $217,181)	43,416
		U.S. TREASURY—7.7%
18,000,000	[4,5]	United States Treasury Bill, 0.306%, 11/10/2016 (IDENTIFIED COST $17,998,548)	17,999,304
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value in U.S. Dollars
		EXCHANGE-TRADED FUNDS—5.1%
200,000		Financial Select Sector SPDR	$3,948,000
20,000		Industrial Select Sector SPDR	1,144,200
400,000	[1]	Sprott Physical Gold Trust	4,252,000
400,000	[1]	Sprott Physical Silver Trust	2,736,000
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $11,969,788)	12,080,200
		PURCHASED PUT OPTIONS—1.9%
		Diversified Financial Services—0.2%
1,000		iShares JP Morgan USD Emerging Markets, Strike Price $110, Expiration Date 3/17/2017	145,000
2,000		iShares MSCI Emerging Markets, Strike Price $32, Expiration Date 3/17/2017	126,000
4,400		iShares MSCI Japan ETF, Strike Price $12, Expiration Date 1/20/2017	81,400
		TOTAL	352,400
		Foreign Currency—0.0%
2,100,000		Citi, USD PUT/MXN CALL, Strike Price $18, Expiration Date 11/22/2016	6,130
		Index—1.7%
200		Energy Select Sector SPDR Fund, Strike Price $70, Expiration Date 12/16/2016	61,500
400		iShares MSCI Brazil Capped ETF, Strike Price $36, Expiration Date 12/16/2016	35,000
5,000		Powershares QQQ Trust Series 1, Strike Price $100, Expiration Date 1/20/2017	282,500
600		Powershares QQQ Trust Series 1, Strike Price $110, Expiration Date 3/17/2017	166,500
600		SPDR S&P MidCap 400 ETF Trust, Strike Price $260, Expiration Date 1/20/2017	267,000
1,000		SPDR S&P 500 ETF Trust, Strike Price $140, Expiration Date 1/20/2017	11,500
4,000		SPDR S&P 500 ETF Trust, Strike Price $160, Expiration Date 1/20/2017	110,000
4,000		SPDR S&P 500 ETF Trust, Strike Price $160, Expiration Date 6/16/2017	696,000
6,600		SPDR S&P 500 ETF Trust, Strike Price $180, Expiration Date 1/20/2017	544,500
2,000		SPDR S&P 500 ETF Trust, Strike Price $190, Expiration Date 3/17/2017	600,000
2,800		SPDR S&P 500 ETF Trust, Strike Price $205, Expiration Date 12/16/2016	729,400
2,400		SPDR S&P 500 ETF Trust, Strike Price $210, Expiration Date 11/18/2016	541,200
		TOTAL	4,045,100
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $8,466,168)	4,403,630
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value in U.S. Dollars
		PURCHASED CALL OPTIONS—0.3%
		Biotechnology—0.2%
200		Amgen Inc, Strike Price $150, Expiration Date 1/19/2018	$212,500
80		Biogen Inc, Strike Price $310, Expiration Date 1/19/2018	237,600
		TOTAL	450,100
		Pharmaceuticals—0.1%
400		Bristol-Myers Squibb Co, Strike Price $52.50, Expiration Date 1/19/2018	204,000
500		Eli Lilly & Co, Strike Price $80, Expiration Date 1/20/2017	129,250
		TOTAL	333,250
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $979,141)	783,350
		INVESTMENT COMPANY—11.2%
26,196,887	[2]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.45%[6] (AT NET ASSET VALUE)	26,196,887
		TOTAL INVESTMENTS—95.5% (IDENTIFIED COST $218,157,148)[7]	224,285,150
		OTHER ASSETS AND LIABILITIES - NET—4.5%[8]	10,503,090
		TOTAL NET ASSETS—100%	$234,788,240
SECURITIES SOLD SHORT
Shares		Value in U.S. Dollars
20,000	Energy Select Sector SPDR	$1,372,400
100,000	iShares China Large-Cap ETF	3,686,000
70,000	iShares MSCI Brazil Capped ETF	2,643,200
120,000	iShares MSCI EAFE ETF	6,938,400
160,000	iShares MSCI Emerging Markets ETF	5,942,400
400,000	iShares MSCI Japan ETF	5,052,000
28,000	SPDR S&P MidCap 400 ETF Trust	7,693,560
	TOTAL SECURITIES SOLD SHORT (PROCEEDS $33,025,203)	$33,327,960
Annual Shareholder Report

At October 31, 2016, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[1]Russell 2000 Index Futures, Short Futures	140	$16,678,200	December 2016	$750,085
1S&P 500 Index Futures, Short Futures	80	$42,402,000	December 2016	$921,010
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$1,671,095
At October 31, 2016, the Fund had the following outstanding written call option contracts:
Security	Expiration Date	Exercise Price	Contracts	Value
[1]Allergan PLC	11/18/2016	$235.00	100	$(10,750)
[1]Amazon.com, Inc.	11/18/2016	$765.00	30	$(93,600)
[1]Bank of America Corp.	12/16/2016	$16.00	1,400	$(119,700)
[1]BorgWarner Inc.	1/20/2017	$35.00	200	$(48,000)
[1]General Dynamics Corp.	11/18/2016	$150.00	100	$(29,750)
[1]Prudential Financial Inc.	12/16/2016	$85.00	300	$(79,500)
[1]UnitedHealth Group Inc.	12/16/2016	$140.00	120	$(51,300)
(PREMIUMS RECEIVED $650,812)				$(432,600)
At October 31, 2016, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
11/9/2016	JPMorgan	6,000,000 GBP	$7,814,669	$(469,370)
11/10/2016	JPMorgan	$2,500,000	254,249,900 JPY	$74,780
11/15/2016	JPMorgan	8,000,000 NZD	$5,796,915	$(79,646)
11/28/2016	Credit Agricole	$5,000,000	69,152,500 ZAR	$(100,208)
11/28/2016	JPMorgan	2,000,000 GBP	$2,599,288	$(149,962)
11/28/2016	JPMorgan	5,000,000 GBP	$6,164,556	$(41,242)
11/28/2016	JPMorgan	$1,000,000	19,030,850 MXN	$(3,501)
11/28/2016	JPMorgan	$1,000,000	19,080,833 MXN	$(6,137)
11/28/2016	JPMorgan	$1,000,000	14,521,445 ZAR	$(71,001)
11/28/2016	JPMorgan	$1,000,000	13,975,093 ZAR	$(30,706)
11/28/2016	JPMorgan	$1,000,000	13,917,637 ZAR	$(26,468)
11/28/2016	JPMorgan	$1,000,000	13,902,359 ZAR	$(25,341)
11/28/2016	JPMorgan	$1,000,000	13,908,385 ZAR	$(25,786)
11/28/2016	JPMorgan	$2,000,000	38,040,556 MXN	$(5,888)
11/28/2016	JPMorgan	$2,000,000	37,233,700 MXN	$36,658
11/28/2016	JPMorgan	$2,000,000	28,763,892 ZAR	$(121,425)
11/28/2016	JPMorgan	$2,500,000	47,071,813 MXN	$17,892
11/28/2016	JPMorgan	$2,500,000	46,844,434 MXN	$29,882
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased: (continued)
11/28/2016	JPMorgan	$2,500,000	46,544,625 MXN	$45,691
11/28/2016	JPMorgan	$2,500,000	47,426,563 MXN	$(814)
11/28/2016	JPMorgan	$2,500,000	35,567,885 ZAR	$(123,240)
11/28/2016	JPMorgan	$2,500,000	35,693,915 ZAR	$(132,535)
11/28/2016	JPMorgan	$2,500,000	35,302,073 ZAR	$(103,636)
11/28/2016	JPMorgan	$2,500,000	35,015,335 ZAR	$(82,488)
11/28/2016	JPMorgan	$2,500,000	34,880,550 ZAR	$(72,547)
11/28/2016	JPMorgan	$2,500,000	35,329,975 ZAR	$(105,694)
11/28/2016	JPMorgan	$2,500,000	35,085,215 ZAR	$(87,642)
11/28/2016	JPMorgan	$2,500,000	34,900,673 ZAR	$(74,031)
11/28/2016	JPMorgan	$2,500,000	34,710,340 ZAR	$(59,994)
11/28/2016	JPMorgan	$2,500,000	34,913,348 ZAR	$(74,966)
11/28/2016	JPMorgan	$3,000,000	43,582,599 ZAR	$(214,350)
11/28/2016	JPMorgan	$4,000,000	74,737,000 MXN	$59,100
11/28/2016	JPMorgan	$4,000,000	76,105,067 MXN	$(13,038)
11/28/2016	JPMorgan	$5,000,000	95,231,584 MXN	$(21,584)
11/28/2016	JPMorgan	$5,000,000	92,808,227 MXN	$106,200
11/28/2016	JPMorgan	$5,000,000	72,657,170 ZAR	$(358,688)
11/28/2016	JPMorgan	$5,000,000	71,664,205 ZAR	$(285,454)
11/28/2016	JPMorgan	$6,000,000	82,437,834 ZAR	$(80,042)
11/28/2016	JPMorgan	$7,500,000	142,520,832 MXN	$(15,157)
11/28/2016	JPMorgan	$7,500,000	143,213,522 MXN	$(51,683)
Contracts Sold:
11/9/2016	JPMorgan	6,000,000 GBP	$8,048,015	$702,716
11/10/2016	JPMorgan	$2,500,000	253,984,275 JPY	$(77,314)
11/15/2016	JPMorgan	8,000,000 NZD	$5,798,685	$81,416
11/28/2016	Citibank	$2,500,000	34,838,390 ZAR	$69,438
11/28/2016	JPMorgan	5,000,000 GBP	$6,168,530	$45,216
11/28/2016	JPMorgan	2,000,000 GBP	$2,600,011	$150,685
11/28/2016	JPMorgan	$5,000,000	93,494,258 MXN	$(70,026)
11/28/2016	JPMorgan	$4,000,000	74,675,356 MXN	$(62,351)
11/28/2016	JPMorgan	$4,000,000	55,721,312 ZAR	$109,617
11/28/2016	JPMorgan	$3,500,000	66,529,750 MXN	$8,129
11/28/2016	JPMorgan	$2,500,000	46,572,125 MXN	$(44,241)
11/28/2016	JPMorgan	$2,500,000	46,578,525 MXN	$(43,903)
11/28/2016	JPMorgan	$2,500,000	46,499,125 MXN	$(48,090)
11/28/2016	JPMorgan	$2,500,000	47,385,138 MXN	$(1,371)
11/28/2016	JPMorgan	$2,500,000	33,856,010 ZAR	$(3,016)
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Sold: (continued)
11/28/2016	JPMorgan	$2,500,000	35,674,653 ZAR	$131,115
11/28/2016	JPMorgan	$2,500,000	35,971,968 ZAR	$153,043
11/28/2016	JPMorgan	$2,500,000	35,066,670 ZAR	$86,274
11/28/2016	JPMorgan	$2,500,000	35,066,465 ZAR	$86,259
11/28/2016	JPMorgan	$2,500,000	35,116,475 ZAR	$89,947
11/28/2016	JPMorgan	$2,500,000	35,054,578 ZAR	$85,382
11/28/2016	JPMorgan	$2,500,000	34,991,953 ZAR	$80,763
11/28/2016	JPMorgan	$2,500,000	34,836,305 ZAR	$69,284
11/28/2016	JPMorgan	$2,500,000	34,890,688 ZAR	$73,295
11/28/2016	JPMorgan	$2,500,000	33,856,010 ZAR	$(3,016)
11/28/2016	JPMorgan	$2,000,000	38,065,212 MXN	$7,188
11/28/2016	JPMorgan	$2,000,000	38,141,177 MXN	$11,193
11/28/2016	JPMorgan	$2,000,000	37,427,691 MXN	$(26,429)
11/28/2016	JPMorgan	$2,000,000	27,678,536 ZAR	$41,377
11/28/2016	JPMorgan	$2,000,000	28,833,578 ZAR	$126,565
11/28/2016	JPMorgan	$1,500,000	28,097,415 MXN	$(18,417)
11/28/2016	JPMorgan	$1,250,000	23,499,978 MXN	$(10,841)
11/28/2016	JPMorgan	$1,250,000	17,504,040 ZAR	$40,976
11/28/2016	JPMorgan	$1,000,000	18,633,770 MXN	$(17,437)
11/28/2016	JPMorgan	$1,000,000	19,064,393 MXN	$5,270
11/28/2016	JPMorgan	$1,000,000	19,048,160 MXN	$4,414
11/28/2016	JPMorgan	$1,000,000	19,120,950 MXN	$8,252
11/28/2016	JPMorgan	$1,000,000	18,666,270 MXN	$(15,723)
11/28/2016	JPMorgan	$1,000,000	18,731,350 MXN	$(12,291)
11/28/2016	JPMorgan	$1,000,000	18,718,950 MXN	$(12,945)
11/28/2016	JPMorgan	$1,000,000	14,305,392 ZAR	$55,066
11/28/2016	JPMorgan	$1,000,000	14,441,566 ZAR	$65,110
11/28/2016	JPMorgan	$1,000,000	13,963,748 ZAR	$29,869
11/28/2016	JPMorgan	$1,000,000	13,950,426 ZAR	$28,887
11/28/2016	JPMorgan	$500,000	9,436,594 MXN	$(2,406)
11/28/2016	JPMorgan	$250,000	4,727,284 MXN	$(729)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(767,861)
Net Unrealized Appreciation (Depreciation) on Futures Contracts and Foreign Exchange Contracts, and value on Securities Sold Short and Written Options Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Affiliated company or holding.
3	Issuer in default.
4	Discount rate at time of purchase.
Annual Shareholder Report

5	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its securities sold short and outstanding written option contracts.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $248,087,341.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$139,937,532	$—	$—	$139,937,532
International	15,627,672	7,213,159	—	22,840,831
Debt Securities:
Trade Finance Notes	—	—	43,416	43,416
U.S. Treasury	—	17,999,304	—	17,999,304
Exchange-Traded Funds	12,080,200	—	—	12,080,200
Purchased Put Options	4,397,500	6,130	—	4,403,630
Purchased Call Options	783,350	—	—	783,350
Investment Company	26,196,887	—	—	26,196,887
TOTAL SECURITIES	$199,023,141	$25,218,593	$43,416	$224,285,150
Other Financial Instruments:[1]
Assets	$1,671,095	$2,816,949	$—	$4,488,044
Liabilities	(33,760,560)	(3,584,810)	—	(37,345,370)
OTHER FINANCIAL INSTRUMENTS	$(32,089,465)	$(767,861)	$—	$(32,857,326)
1	Other financial instruments include securities sold short, futures contracts, written option contracts and foreign exchange contracts.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
GBP	—Great British Pound
JPY	—Japanese Yen
MXN	—Mexican Peso
NZD	—New Zealand Dollar
REITs	—Real Estate Investment Trusts
SPDR	—Standard & Poor's Depositary Receipts
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.28	$10.07	$9.47	$9.50	$9.89
Income From Investment Operations:
Net investment income (loss)[1]	0.01	(0.00)[2]	0.05	0.08	(0.04)
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options, certain receivables and foreign currency transactions	(0.84)	0.34	0.55	(0.03)	(0.30)
TOTAL FROM INVESTMENT OPERATIONS	(0.83)	0.34	0.60	0.05	(0.34)
Less Distributions:
Distributions from net investment income	—	(0.13)	(0.00)[2]	(0.03)	(0.05)
Return of capital[3]	—	—	—	(0.05)	—
TOTAL DISTRIBUTIONS	—	(0.13)	(0.00) [2]	(0.08)	(0.05)
Net Asset Value, End of Period	$9.45	$10.28	$10.07	$9.47	$9.50
Total Return[4]	(8.07)%	3.45%	6.38%	0.53%	(3.41)%
Ratios to Average Net Assets:
Net expenses	1.50%	1.50%	1.26%	1.24%	1.26%
Net expenses excluding dividends and other expenses related to short sales	1.29%	1.32%	1.26%	1.24%	1.24%
Net investment income (loss)	0.07%	0.03%	0.49%	0.90%	(0.45)%
Expense waiver/reimbursement[5]	0.11%	0.12%	0.15%	0.18%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,440	$94,755	$88,588	$112,417	$175,186
Portfolio turnover	132%	94%	117%	198%	182%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Represents a return of capital for federal income tax purposes.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.17	$9.91	$9.39	$9.41	$9.82
Income From Investment Operations:
Net investment income (loss)[1]	(0.07)	(0.07)	(0.03)	0.01	(0.12)
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options, certain receivables and foreign currency transactions	(0.82)	0.33	0.55	(0.03)	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	(0.89)	0.26	0.52	(0.02)	(0.41)
Less Distributions:
Distributions from net investment income	—	—	(0.00)[2]	—	—
Net Asset Value, End of Period	$9.28	$10.17	$9.91	$9.39	$9.41
Total Return[3]	(8.75)%	2.62%	5.59%	(0.21)%	(4.18)%
Ratios to Average Net Assets:
Net expenses	2.26%	2.24%	2.03%	1.99%	2.01%
Net expenses excluding dividends and other expenses related to short sales	2.04%	2.07%	2.03%	1.99%	1.99%
Net investment income (loss)	(0.68)%	(0.70)%	(0.28)%	0.16%	(1.21)%
Expense waiver/reimbursement[4]	0.11%	0.13%	0.15%	0.18%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,368	$7,517	$11,193	$17,267	$34,029
Portfolio turnover	132%	94%	117%	198%	182%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.12	$9.86	$9.35	$9.37	$9.77
Income From Investment Operations:
Net investment income (loss)[1]	(0.07)	(0.07)	(0.03)	0.01	(0.11)
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options, certain receivables and foreign currency transactions	(0.82)	0.33	0.54	(0.03)	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	(0.89)	0.26	0.51	(0.02)	(0.40)
Less Distributions:
Distributions from net investment income	—	—	(0.00)[2]	—	—
Net Asset Value, End of Period	$9.23	$10.12	$9.86	$9.35	$9.37
Total Return[3]	(8.79)%	2.64%	5.50%	(0.21)%	(4.09)%
Ratios to Average Net Assets:
Net expenses	2.25%	2.24%	2.04%	1.99%	2.01%
Net expenses excluding dividends and other expenses related to short sales	2.04%	2.07%	2.04%	1.99%	1.99%
Net investment income (loss)	(0.67)%	(0.71)%	(0.28)%	0.15%	(1.19)%
Expense waiver/reimbursement[4]	0.11%	0.13%	0.15%	0.18%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$48,157	$63,406	$70,323	$87,659	$147,819
Portfolio turnover	132%	94%	117%	198%	182%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.35	$10.14	$9.52	$9.56	$9.95
Income From Investment Operations:
Net investment income (loss)[1]	0.03	0.02	0.07	0.11	(0.02)
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options, certain receivables and foreign currency transactions	(0.84)	0.35	0.55	(0.04)	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	(0.81)	0.37	0.62	0.07	(0.31)
Less Distributions:
Distributions from net investment income	—	(0.16)	(0.00)[2]	(0.05)	(0.08)
Return of capital[3]	—	—	—	(0.06)	—
TOTAL DISTRIBUTIONS	—	(0.16)	(0.00) [2]	(0.11)	(0.08)
Net Asset Value, End of Period	$9.54	$10.35	$10.14	$9.52	$9.56
Total Return[4]	(7.83)%	3.69%	6.56%	0.75%	(3.11)%
Ratios to Average Net Assets:
Net expenses	1.25%	1.27%	1.04%	0.99%	1.01%
Net expenses excluding dividends and other expenses related to short sales	1.04%	1.07%	1.04%	0.99%	0.99%
Net investment income (loss)	0.31%	0.22%	0.72%	1.18%	(0.20)%
Expense waiver/reimbursement[5]	0.11%	0.11%	0.14%	0.18%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$112,822	$106,928	$36,380	$27,681	$81,598
Portfolio turnover	132%	94%	117%	198%	182%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Represents return of capital for federal income tax purposes.
4	Based on net asset value.
5	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2016
Assets:
Total investment in securities, at value including $26,196,887 of investment in an affiliated holding and $564,120 of investment in an affiliated company (Note 5) (identified cost $218,157,148)		$224,285,150
Deposit at broker for short sales and written options		38,555,422
Restricted cash (Note 2)		2,626,000
Cash denominated in foreign currencies (identified cost $125,121)		126,369
Cash		22,250
Receivable for investments sold, net of reserve of $2,673,026 (Note 9)		12,053,106
Unrealized appreciation on foreign exchange contracts		2,816,949
Income receivable		271,739
Receivable for shares sold		138,967
TOTAL ASSETS		280,895,952
Liabilities:
Securities sold short, at value (proceeds $33,025,203)	$33,327,960
Payable for investments purchased	7,470,617
Unrealized depreciation on foreign exchange contracts	3,584,810
Payable for shares redeemed	1,026,150
Written options outstanding, at value (premiums received $650,812)	432,600
Payable for distribution services fee (Note 5)	34,494
Payable for other service fees (Notes 2 and 5)	13,428
Payable for investment adviser fee (Note 5)	3,974
Payable for daily variation margin on futures contracts	1,600
Payable for administrative fee (Note 5)	504
Accrued expenses (Note 5)	211,575
TOTAL LIABILITIES		46,107,712
Net assets for 24,866,779 shares outstanding		$234,788,240
Net Assets Consists of:
Paid-in capital		$675,641,490
Net unrealized appreciation of investments, futures contracts, short sales, written options, certain receivables and translation of assets and liabilities in foreign currency		4,273,281
Accumulated net realized loss on investments, futures contracts, short sales, written options and foreign currency transactions		(445,046,449)
Distributions in excess of net investment income		(80,082)
TOTAL NET ASSETS		$234,788,240
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($69,440,416 ÷ 7,350,760 shares outstanding), no par value, unlimited shares authorized	$9.45
Offering price per share (100/94.50 of $9.45)	$10.00
Redemption proceeds per share	$9.45
Class B Shares:
Net asset value per share ($4,368,152 ÷ 470,845 shares outstanding), no par value, unlimited shares authorized	$9.28
Offering price per share	$9.28
Redemption proceeds per share (94.50/100 of $9.28)	$8.77
Class C Shares:
Net asset value per share ($48,157,353 ÷ 5,214,767 shares outstanding), no par value, unlimited shares authorized	$9.23
Offering price per share	$9.23
Redemption proceeds per share (99.00/100 of $9.23)	$9.14
Institutional Shares:
Net asset value per share ($112,822,319 ÷ 11,830,407 shares outstanding), no par value, unlimited shares authorized	$9.54
Offering price per share	$9.54
Redemption proceeds per share	$9.54
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2016
Investment Income:
Dividends (including $290,124 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $36,989)			$4,315,499
Interest			114,114
TOTAL INCOME			4,429,613
Expenses:
Investment adviser fee (Note 5)		$2,117,607
Administrative fee (Note 5)		220,796
Custodian fees		23,527
Transfer agent fees		419,782
Directors'/Trustees' fees (Note 5)		2,739
Auditing fees		37,964
Legal fees		135,789
Distribution services fee (Note 5)		489,670
Other service fees (Notes 2 and 5)		377,225
Portfolio accounting fees		166,547
Share registration costs		84,670
Printing and postage		44,012
Dividends and expenses related to short positions		577,621
Miscellaneous (Note 5)		16,567
TOTAL EXPENSES		4,714,516
Waivers and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	$(305,407)
Waiver of other operating expenses (Note 2)	(14,276)
TOTAL WAIVERS AND REIMBURSEMENT		(319,683)
Net expenses			4,394,833
Net investment income (loss)			34,780
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Short Sales, Written Options, Certain Receivables and Foreign Currency Transactions:
Net realized loss on investments (including realized loss of $(1,054,289) and net realized gain of $661,087 on sales of investments in an affiliated holding and affiliated companies, respectively (Note 5)) and foreign currency transactions	$(14,796,126)
Net realized loss on futures contracts	(2,449,400)
Net realized gain on short sales	2,918,669
Net realized gain on written options	11,472
Net change in unrealized appreciation of investments, certain receivables and translation of assets and liabilities in foreign currency	(9,073,535)
Net change in unrealized depreciation of futures contracts	3,678,603
Net change in unrealized appreciation of short sales	(3,829,836)
Net change in unrealized appreciation of written options	218,212
Net realized and unrealized loss on investments, futures contracts, short sales, written options, certain receivables and foreign currency transactions	(23,321,941)
Change in net assets resulting from operations	$(23,287,161)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended October 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$34,780	$(362,748)
Net realized gain (loss) on investments, including allocation from affiliated investment company shares, futures contracts, short sales, written options and foreign currency transactions	(14,315,385)	10,681,548
Net change in unrealized appreciation/depreciation of investments, futures contracts, short sales, written options, certain receivables and translation of assets and liabilities in foreign currency	(9,006,556)	(4,624,274)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(23,287,161)	5,694,526
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	—	(1,150,185)
Institutional Shares	—	(570,298)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	—	(1,720,483)
Share Transactions:
Proceeds from sale of shares	119,657,215	123,072,360
Net asset value of shares issued to shareholders in payment of distributions declared	—	1,473,536
Cost of shares redeemed	(134,187,277)	(62,398,575)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(14,530,062)	62,147,321
Change in net assets	(37,817,223)	66,121,364
Net Assets:
Beginning of period	272,605,463	206,484,099
End of period (including (distributions in excess of) net investment income of $(80,082) and $(515,392), respectively)	$234,788,240	$272,605,463
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2016
1. ORGANIZATION
Federated Equity Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of fourteen diversified portfolios. The financial statements included herein are only those of Federated Absolute Return Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B Shares were closed to new accounts/investors on June 1, 2015, and to new purchases/exchanges by existing shareholders on August 1, 2015. The investment objective of the Fund is to provide absolute (positive) returns with low correlation to the U.S. equity market.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including, but not limited to, industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses
Annual Shareholder Report

are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares and Class C Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waivers and reimbursement of $319,683 is disclosed in various locations in this Note 2 and Note 5.
For the year ended October 31, 2016, an unaffiliated third-party waived $14,076 of portfolio accounting fees.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended October 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$214,001
Class B Shares	15,029
Class C Shares	148,195
TOTAL	$377,225
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to increase return and to manage country, duration and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of U.S. government securities or cash which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $35,130,412. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to increase return and to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $1,301,382 and $1,229,740, respectively. This is based on the contracts held as of each month-end throughout the fiscal year.
Annual Shareholder Report

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Short Sales
In a short sale, the Fund sells a security it does not own in anticipation of a decline in the fair market value of the security. When the Fund sells a security short, it must borrow the security in order to deliver it at the completion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.
The Fund has an obligation to replace the borrowed security (e.g., to purchase the security at a future date and deliver it to the lender of the security). While the security is borrowed, the proceeds from the sale are deposited with the lender (“Prime Broker”). The Fund may incur two types of expenses from short sales: borrowing expenses and dividend expenses. Borrowing expenses may occur because the Fund may be obligated to pay fees to the Prime Broker on borrowed securities. This fee is normally based upon the market value of the borrowed security and is dependent upon the availability of the security. Dividend expenses may occur because the Fund has to pay the Prime Broker the equivalent of any dividends earned on the borrowed security.
For the year ended October 31, 2016, the net realized gain on short sales was $2,918,669.
Option Contracts
The Fund buys/sells put and call options to increase return and to manage country, currency, individual security, market and sector/asset risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are
Annual Shareholder Report

exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at October 30, 2015	—	$—
Contracts written	5,600	1,410,631
Contracts closed	(3,350)	(759,819)
Outstanding at October 31, 2016	2,250	$650,812
Purchased option contracts outstanding at period end are listed in the Fund's Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average market value of purchased and written options held by the Fund throughout the period was $4,707,336 and $245,098, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$2,816,949	Unrealized depreciation on foreign exchange contracts	$3,584,810
Equity contracts	Total investments in securities, at value	5,180,850		—
Foreign exchange contracts	Total investments in securities, at value	6,130		—
Equity contracts	Total written options outstanding, at value	—		432,600
Annual Shareholder Report

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		$—	Payable for daily variation margin on futures contract	$(1,671,095)*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$8,003,929		$2,346,315
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Options Written	Options Purchased	Forward Exchange Contracts	Total
Foreign exchange contracts	$—	$—	$(131,891)	$(364,207)	$(496,098)
Equity contracts	$(2,449,400)	$11,472	$(9,433,453)	$—	$(11,871,381)
TOTAL	$(2,449,400)	$11,472	$(9,565,344)	$(364,207)	$(12,367,479)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Options Written	Options Purchased	Forward Exchange Contracts	Total
Foreign exchange contracts	$—	$—	$(21,187)	$(898,828)	$(920,015)
Equity contracts	$3,678,603	$218,212	$(1,680,654)	$—	$2,216,161
TOTAL	$3,678,603	$218,212	$(1,701,841)	$(898,828)	$1,296,146
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of October 31, 2016, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Foreign Exchange Contracts	$2,816,949	$(2,747,511)	$—	$69,438
TOTAL	$2,816,949	$(2,747,511)	$—	$69,438

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Foreign Exchange Contracts	$3,584,810	$(2,747,511)	$—	$837,299
TOTAL	$3,584,810	$(2,747,511)	$—	$837,299
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,483,596	$14,880,019	2,524,520	$26,115,312
Shares issued to shareholders in payment of distributions declared	—	—	105,262	1,053,668
Shares redeemed	(3,352,283)	(33,169,074)	(2,209,206)	(22,735,504)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,868,687)	$(18,289,055)	420,576	$4,433,476
Annual Shareholder Report

Year Ended October 31	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	19,531	$197,777
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(268,383)	(2,621,238)	(410,261)	(4,161,999)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(268,383)	$(2,621,238)	(390,730)	$(3,964,222)

Year Ended October 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	823,523	$8,122,767	681,192	$6,945,031
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(1,872,570)	(18,097,818)	(1,549,861)	(15,668,389)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,049,047)	$(9,975,051)	(868,669)	$(8,723,358)

Year Ended October 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	9,555,288	$96,654,429	8,619,085	$89,814,240
Shares issued to shareholders in payment of distributions declared	—	—	41,736	419,868
Shares redeemed	(8,056,513)	(80,299,147)	(1,918,171)	(19,832,683)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,498,775	$16,355,282	6,742,650	$70,401,425
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,687,342)	$(14,530,062)	5,903,827	$62,147,321
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, net operating loss, passive foreign investment companies, dividend re-designation, short dividends disallowed and REIT reclass.
For the year ended October 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(5,918)	$400,530	$(394,612)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2016 and 2015, was as follows:
	2016	2015
Long-term capital gains	$—	$1,720,483
As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
Capital loss carryforwards and deferrals	$(414,293,104)
Net unrealized depreciation	$(26,560,146)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, defaulted bonds, partnerships, passive foreign investment companies and unrealized AICPA amortization.
At October 31, 2016, the cost of investments for federal tax purposes was $248,087,341. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investment in securities; (b) outstanding foreign currency commitments; (c) securities sold short; (d) written options; and (e) futures contracts was $23,802,191. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $20,172,840 and net unrealized depreciation from investments for those securities having an excess of cost over value of $43,975,031.
At October 31, 2016, the Fund had a capital loss carryforward of $413,894,483 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010 is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire and is required to be utilized prior to the losses which have Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$20,647,168	$6,205,312	$26,852,480
2017	$257,322,572	NA	$257,322,572
2018	$111,074,244	NA	$111,074,244
2019	$18,645,187	NA	$18,645,187
At October 31, 2016, for federal tax purposes, the Fund had $398,621 in straddle loss deferrals.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the Adviser voluntarily waived $245,758 of its fee.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2016, the Sub-Adviser earned a fee of $75,855.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$45,085	$—
Class C Shares	444,585	200
TOTAL	$489,670	$200
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2016, FSC retained $67,025 of fees paid by the Fund. For the year ended October 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2016, FSC retained $13,870 in sales charges from the sale of Class A Shares. For the year ended October 31, 2016, FSC also retained $1,508, $7,002 and $6,303 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Interfund Transactions
During the year ended October 31, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $2,518,822 and $346,620, respectively.
Other Service Fees
For the year ended October 31, 2016, FSSC received $13,792 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, premiums for risk insurance policies on certain portfolio securities, interest expense, extraordinary expenses, line of credit expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.29%, 2.04%, 2.04% and 1.04% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Annual Shareholder Report

General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Companies and Affiliated Holdings
An affiliated company is a company in which the Fund, alone or in combination with other affiliated funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies for year ended October 31, 2016, were as follows:
Affiliates	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend Income
Dynavax Technologies Corp.	—	40,000	40,000	—	$—	$—
Spark Therapeutics, Inc.	20,000	25,000	(33,000)	12,000	$564,120	$—
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2016, the Adviser reimbursed the Fund $59,649. Transactions with the affiliated holding during the year ended October 31, 2016, were as follows:
	Federated Prime Institutional Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Total of Affiliated Holdings Transactions
Balance of Shares Held 10/31/2015	26,531,646	1,378,553	27,910,199
Purchases/Additions	241,610,409	12,027	241,622,436
Sales/Reductions	(241,945,168)	(1,390,580)	(243,335,748)
Balance of Shares Held 10/31/2016	26,196,887	—	26,196,887
Value	$26,196,887	$—	$26,196,887
Dividend Income	$202,377	$87,747	$290,124
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2016, were as follows:
Purchases	$308,544,814
Sales	$333,652,405
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2016, the Fund had no outstanding loans. During the year ended October 31, 2016, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2016, there were no outstanding loans. During the year ended October 31, 2016, the program was not utilized.
9. RECEIVABLE FROM BANKRUPTCY TRUSTEE
The amount presented on the Statement of Assets and Liabilities, under the caption receivable for investments sold, includes net realizable proceeds of $790,171 which represents the estimated amount expected to be received from the bankruptcy trustee for certain security transactions executed through Lehman Brothers in 2008.
10. Regulatory Matters
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF Federated absolute return fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Absolute Return Fund (the “Fund”), a portfolio of Federated Equity Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Absolute Return Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$960.40	$7.00
Class B Shares	$1,000	$956.70	$10.67
Class C Shares	$1,000	$955.50	$10.67
Institutional Shares	$1,000	$961.70	$5.77
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.00	$7.20
Class B Shares	$1,000	$1,014.23	$10.99
Class C Shares	$1,000	$1,014.23	$10.99
Institutional Shares	$1,000	$1,019.25	$5.94
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.42%
Class B Shares	2.17%
Class C Shares	2.17%
Institutional Shares	1.17%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2016
Federated Absolute Return Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally track the factors listed above. Consistent with these judicial decisions
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and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc., and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory and subadvisory contracts occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, subadviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the
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Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative
Annual Shareholder Report

responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation, the Fund's performance was above the median of the relevant peer group.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions as well as, systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates
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have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Absolute Return Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172743
CUSIP 314172735
CUSIP 314172727
CUSIP 314172453
26852 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2016
Share Class	Ticker
A	SVAAX
C	SVACX
Institutional	SVAIX
R6	SVALX

Federated Strategic Value Dividend Fund
Fund Established 2005

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2015 through October 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Strategic Value Dividend Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2016, was 6.77% for the Class A Shares, 5.97% for the Class C Shares, 6.93% for the R6 Shares1 and 7.01% for the Institutional Shares. The total return of the Dow Jones U.S. Select Dividend Index (DJSDI),2 a broad-based securities market index that represents the domestic dividend-paying universe, was 13.49% for the reporting period, while the total return of the Standard and Poor's 500 Index (S&P 500)3 was 4.51% for the same period. The Fund's total return for the fiscal year reflects actual cash flows, transaction costs and other expenses which are not reflected in the total return of the DJSDI or the S&P 500.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The reporting period began on a cautionary note, with global equity markets digesting a mounting set of challenges. An outbreak of terrorism in Paris and the Middle East cooled a budding risk-on trade that had begun to form in October and November 2015. Oil prices continued to tumble toward levels below the commodity's previous bottom in 2009, weighing heavily on shares within the Energy sector. Slowing emerging-market (EM) economies, especially in China, and a struggling U.S. manufacturing sector weighed on the global economic outlook and presented new headwinds to earnings. Several of the world's major economies, especially in Europe and Japan, continued their experiment with negative interest rates in an effort to spur growth. In the U.S., by contrast, a period of exceptionally accommodative monetary policy was winding down, with the U.S. Federal Reserve (the “Fed”), initiating its first federal funds target rate hike in more than nine years.
At the onset of 2016, global equities and risk markets generally had one of their worst starts to a year in modern times as a struggling U.S. manufacturing sector, slower EM growth and cratering Brent crude oil prices that touched bottom at $27.88 per barrel brought the word “recession” back into Wall Street's lexicon. But beginning in mid-February, risk assets began to rally, oil prices plotted a path to recovery and Fed Chairperson Janet Yellen issued some extremely dovish comments that helped calm nervous investors. Still, amid the choppy market recovery that continued through the first half of calendar year 2016, investors maintained their defensive position, favoring high-quality bonds and dividend-paying companies in non-cyclical sectors and mature markets.
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Affecting the global markets was the growing worry of the “Brexit” vote, or the U.K.'s June 23 referendum that determined whether or not the country would abandon its European Union membership. The ensuing “out” vote startled capital markets, causing volatility to spike, stocks to plunge and U.S. Treasury yields to fall to near-record lows. Just as quickly, however, the markets turned, with panic trading giving way to more reasoned analysis that seemed to dismiss much of the immediate worry over the U.K.'s eventual exodus from the European Union—a protracted process that, if not reversed, will take years to carry out. Policy uncertainty also continued to weigh on business confidence and spending, not just because of Brexit but also because of a presidential campaign between two polarizing candidates with highly unfavorable ratings—Democrat Hillary Clinton and Republican Donald Trump. In the end, a rally in the final three days of June left the Dow and S&P 500 up for the second quarter of 2016 and not far off their all-time highs. Bond yields, by comparison, moved little in the quarter's final days and held near-record lows.
As the end of the reporting period approached, the removal of the immediate Brexit overhang marked a shift back into riskier assets, with bond yields rising and equities recovering again off of their lows. The next several months through the end of the reporting period brought a relief rally for cyclical sectors–especially in the commodity complex, as well as the Information Technology, Financials and Consumer Discretionary sectors–while the defensive, dividend-paying stocks gave back some of the gains they had accrued earlier in the year. But in spite of the cyclical rally observed in the latter part of the reporting period, the reporting period ended with many investors waiting on the sidelines, anxiously watching the final days of a U.S. presidential election that they hoped would provide clarity on the path forward for financial markets.
Dividend Based Performance4
The growing uncertainties regarding oil prices, ongoing Brexit complications, the U.S. Presidential election and the trajectory for future federal funds target rate increases did not impact the objectives of the Fund, however, these uncertainties caused near-term volatility. Regardless, the Fund remained dedicated to its goal of providing investors with a rising income stream from high-quality assets. As a result, the Fund finished the reporting period with a 30-day SEC yield of 3.3% and a weighted average yield of 4.1%.5 The Fund's yield surpassed the yields of the DJSDI (3.7%), the S&P 500 (2.2%) and the 10-Year U.S. Treasury Note (1.8%). The Fund's portfolio saw robust dividend growth, as 32 of the holdings increased their dividends during the reporting period, for a total of 37 increases. The most notable increases came courtesy of Reynolds American (27.8%), Abbvie (12.3%), General Mills (9.1%), Kraft Heinz (9.1%), Dominion Resources (8.1%) and Altria (8.0%). Additionally, GlaxoSmithKline declared a special cash distribution, valued at 20 GBp/share, or approximately $0.58/share, payable on May 15, 2016.
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From an absolute perspective, the Consumer Staples (12.4% return), Utilities (10.1% return) and Real Estate (28.5% return) sectors contributed most to positive performance within the Fund. Consumer Staples' outperformance was driven by Procter & Gamble (P&G), Reynolds American, Philip Morris and Altria Group. P&G (17.4%) has boosted consumer confidence as they streamlined their business model to return P&G results to a balance of cash generation, strong top-line growth and bottom-line growth. Reynolds American, Phillip Morris and Altria posted total returns of 15.1%, 13.9% and 13.5% respectively. The tobacco investments benefited from stronger pricing in the U.S. tobacco industry. In addition, Reynolds shares soared on the announcement that British American Tobacco was going to acquire the remaining 58% of Reynolds that it did not already own. The Fund exited out of Reynolds the day of the announcement, as the 14% price increase in one day drove the current yield down. The Fund's total return was further enhanced by significant exposure and strong performance in Telecom, Real Estate and Utilities as the volatility surrounding the Brexit vote caused a flight into safe, defensive investments characterized by high-yield and low-beta.6
Conversely, weakness was noted in some individual investments including Kinder Morgan (-40%), Royal Dutch Shell (-23.4%), Sanofi (-20.6%) and Vodafone (-12.5%). The Fund sold its 1% position in Kinder Morgan due to concerns that a dramatic change in capital market funding prospects created material risk to the dividend. Subsequently, Kinder-Morgan did cut its distribution. Royal Dutch Shell was also eliminated from the portfolio during the period on concerns that their acquisition of BG Group could impede their ability to continue to pay a rising dividend. Sanofi has encouraging dividend growth prospects, but the company must work through several headwinds within their Diabetes business. Vodafone shares fell, but while Vodafone posted a positive total return in its local market, foreign currency depreciation after the unexpected Brexit vote resulted in a -12.5% total return, due to the 20.7% decline noted in the British pound. Fund management continues to believe that Vodafone is a well-positioned, defensive company, and Telecom companies are usually unaffected over the long-term by geopolitical changes.
Overall, investor preferences aligned well with the portfolio's dividend-based strategy, as high-yield and low-beta investments outperformed, driven by investor preferences in the first half of 2016. Early in the third quarter of 2016, stocks shook off the Brexit bombshell as global markets rallied, driven by better-than-expected earnings, improving economic data and an interest rate environment that remained supportive of equities relative to bonds in the near term. The flight to safety that was apparent in the first half of 2016 came to an end as an abrupt reversal in investor preferences took hold. Notwithstanding current market conditions, the Fund remained committed to its objectives of providing a high and rising income stream from high-quality business assets and did not alter its investment style based on near-term market preferences. The portfolio's investment strategy looked beyond short-term market noise and
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focused instead on the long-term drivers of total return, dividend yield and dividend growth. Consistent dividend-paying and dividend-increasing stocks have historically exhibited considerably less volatility than the broader market—as reflected in the portfolio's beta of 0.65.7
1	The Fund's R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 Shares, the performance information shown is for Institutional Shares adjusted to reflect the expenses of R6 Shares for each year for which the Fund's R6 expenses would have exceeded the actual expenses paid by the Fund's Institutional Shares.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the DJSDI.
3	Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500.
4	There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
5	In the absence of temporary expense waivers and reimbursements, the 30-day SEC yield would have been 3.10%. The dividend yield represents the average yield of the underlying securities within the Fund. The average yield is a weighted average calculated by assigning a weight to each of the underlying securities in the Fund based upon the portion of total assets of the Fund each underlying security represents.
6	Beta measures a Fund's volatility relative to the market. A beta greater than 1.00 suggests the Fund has historically been more volatile than the market as measured by the fund's benchmark. A beta less than 1.00 suggests the Fund has historically had less volatility relative to the market.
7	Wilshire 3-year beta versus the S&P 500 calculated using the monthly return.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Value Dividend Fund from October 31, 2006 to October 31, 2016, compared to the Standard & Poor's 500 Index (S&P 500)2 and the Dow Jones U.S. Select Dividend Index (DJSDI).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 InvestmenT
Growth of $10,000 as of October 31, 2016
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2016
(returns reflect all applicable sales charges and contingent sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	0.94%	9.85%	4.65%
Class C Shares	4.99%	10.26%	4.46%
Institutional Shares	7.01%	11.41%	5.51%
Class R6 Shares[4]	6.93%	11.29%	5.35%
S&P 500	4.51%	13.57%	6.70%
DJSDI	13.49%	14.22%	6.52%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest in an index.
3	The DJSDI aims to represent U.S. leading stocks by dividend yield. One hundred stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Components are weighted by indicated annual dividend. The DJSDI is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest in an index.
4	The Fund's R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 Shares, the performance information shown is for Institutional Shares adjusted to reflect the expenses of R6 Shares for each year for which the Fund's R6 expenses would have exceeded the actual expenses paid by the Fund's Institutional Shares.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2016, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Consumer Staples	22.4%
Health Care	19.7%
Utilities	18.2%
Telecommunication Services	17.3%
Energy	9.7%
Real Estate	6.1%
Consumer Discretionary	4.5%
Information Technology	0.5%
Cash Equivalents[2]	1.5%
Other Assets and Liabilities—Net[3]	0.1%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2016
Shares		Value
	COMMON STOCKS—98.4%
	Consumer Discretionary—4.5%
1,790,000	Darden Restaurants, Inc.	$115,974,100
4,867,255	McDonald's Corp.	547,906,895
	TOTAL	663,880,995
	Consumer Staples—22.4%
9,403,441	Altria Group, Inc.	621,755,519
2,053,785	General Mills, Inc.	127,293,594
2,152,600	Kimberly-Clark Corp.	246,278,966
2,901,640	Kraft Heinz Co./The	258,100,878
1,085,700	PepsiCo, Inc.	116,387,040
7,010,178	Philip Morris International, Inc.	676,061,566
6,067,105	Procter & Gamble Co.	526,624,714
12,494,450	The Coca-Cola Co.	529,764,680
4,648,567	Unilever PLC	194,403,782
	TOTAL	3,296,670,739
	Energy—9.7%
47,639,000	BP PLC	281,325,049
4,680,749	Chevron Corp.	490,308,458
3,995,000	Exxon Mobil Corp.	332,863,400
2,982,290	Occidental Petroleum Corp.	217,438,764
2,129,000	Total S.A.	101,882,043
	TOTAL	1,423,817,714
	Health Care—19.7%
10,657,200	AbbVie, Inc.	594,458,616
4,645,000	AstraZeneca PLC	260,485,821
23,508,973	GlaxoSmithKline PLC	464,682,917
1,675,985	Johnson & Johnson	194,397,500
10,008,010	Merck & Co., Inc.	587,670,347
2,339,200	Novartis AG	166,136,175
7,960,812	Sanofi	619,222,194
	TOTAL	2,887,053,570
	Information Technology—0.5%
1,306,700	Paychex, Inc.	72,129,840
	Real Estate—6.1%
4,052,600	Crown Castle International Corp.	368,746,074
1,355,000	Digital Realty Trust, Inc.	126,597,650
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Real Estate—continued
2,225,500		National Retail Properties, Inc.	$101,527,310
3,392,014		Omega Healthcare Investors	107,967,806
2,848,725		Ventas, Inc.	193,001,119
		TOTAL	897,839,959
		Telecommunication Services—17.3%
16,605,134		AT&T, Inc.	610,902,880
13,849,710		BCE, Inc.	629,241,279
13,726,141		Verizon Communications, Inc.	660,227,382
231,509,989		Vodafone Group PLC	635,662,168
		TOTAL	2,536,033,709
		Utilities—18.2%
2,088,015		American Electric Power Co., Inc.	135,386,893
2,150,000		Consolidated Edison Co.	162,432,500
5,035,095		Dominion Resources, Inc.	378,639,144
6,768,259		Duke Energy Corp.	541,596,085
38,812,919		National Grid PLC	505,522,933
10,626,905		PPL Corp.	364,927,918
11,338,068		Southern Co.	584,704,167
		TOTAL	2,673,209,640
		TOTAL COMMON STOCKS (IDENTIFIED COST $13,068,215,306)	14,450,636,166
		INVESTMENT COMPANY—1.5%
215,565,666	[1]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.45%[2] (AT NET ASSET VALUE)	215,565,666
		TOTAL INVESTMENTS—99.9% (IDENTIFIED COST $13,283,780,972)[3]	14,666,201,832
		OTHER ASSETS AND LIABILITIES - NET—0.1%[4]	19,373,145
		TOTAL NET ASSETS—100%	$14,685,574,977
1	Affiliated holding.
2	7-day net yield.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2016.
Annual Shareholder Report
9

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$10,592,071,805	$—	$—	$10,592,071,805
International	629,241,279	3,229,323,082	—	3,858,564,361
Investment Companies	215,565,666	—	—	215,565,666
TOTAL SECURITIES	$11,436,878,750	$3,229,323,082	$—	$14,666,201,832
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$6.06	$6.25	$5.78	$5.08	$4.69
Income From Investment Operations:
Net investment income	0.18	0.18	0.30	0.18	0.19
Net realized and unrealized gain on investments and foreign currency transactions	0.20	0.08	0.50	0.70	0.39
TOTAL FROM INVESTMENT OPERATIONS	0.38	0.26	0.80	0.88	0.58
Less Distributions:
Distributions from net investment income	(0.18)	(0.18)	(0.30)	(0.18)	(0.19)
Distributions from net realized gain on investments and foreign currency transactions	(0.29)	(0.27)	(0.03)	(0.00)[1]	—
TOTAL DISTRIBUTIONS	(0.47)	(0.45)	(0.33)	(0.18)	(0.19)
Net Asset Value, End of Period	$5.97	$6.06	$6.25	$5.78	$5.08
Total Return[2]	6.77%	4.45%	14.30%	17.85%	12.63%
Ratios to Average Net Assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%[3]
Net investment income	3.00%	3.07%	5.06%	3.46%	3.83%
Expense waiver/reimbursement[4]	0.14%	0.13%	0.13%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,300,976	$2,358,470	$2,277,514	$1,944,577	$1,531,723
Portfolio turnover	21%	16%	17%	25%	20%
1	Represents less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios is 1.05% for the year ended October 31, 2012, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$6.07	$6.26	$5.79	$5.08	$4.70
Income From Investment Operations:
Net investment income	0.13	0.14	0.26	0.15	0.15
Net realized and unrealized gain on investments and foreign currency transactions	0.20	0.08	0.50	0.71	0.38
TOTAL FROM INVESTMENT OPERATIONS	0.33	0.22	0.76	0.86	0.53
Less Distributions:
Distributions from net investment income	(0.13)	(0.14)	(0.26)	(0.15)	(0.15)
Distributions from net realized gain on investments and foreign currency transactions	(0.29)	(0.27)	(0.03)	(0.00)[1]	—
TOTAL DISTRIBUTIONS	(0.42)	(0.41)	(0.29)	(0.15)	(0.15)
Net Asset Value, End of Period	$5.98	$6.07	$6.26	$5.79	$5.08
Total Return[2]	5.97%	3.68%	13.44%	17.18%	11.56%
Ratios to Average Net Assets:
Net expenses	1.80%	1.80%	1.80%	1.80%	1.80%[3]
Net investment income	2.25%	2.31%	4.27%	2.69%	3.05%
Expense waiver/reimbursement[4]	0.13%	0.13%	0.13%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,210,580	$1,592,942	$1,361,583	$1,021,307	$667,700
Portfolio turnover	21%	16%	17%	25%	20%
1	Represents less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios is 1.80% for the year ended October 31, 2012, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$6.09	$6.27	$5.80	$5.09	$4.70
Income From Investment Operations:
Net investment income	0.19	0.20	0.32	0.20	0.20
Net realized and unrealized gain on investments and foreign currency transactions	0.20	0.09	0.50	0.71	0.39
TOTAL FROM INVESTMENT OPERATIONS	0.39	0.29	0.82	0.91	0.59
Less Distributions:
Distributions from net investment income	(0.19)	(0.20)	(0.32)	(0.20)	(0.20)
Distributions from net realized gain on investments and foreign currency transactions	(0.29)	(0.27)	(0.03)	(0.00)[1]	—
TOTAL DISTRIBUTIONS	(0.48)	(0.47)	(0.35)	(0.20)	(0.20)
Net Asset Value, End of Period	$6.00	$6.09	$6.27	$5.80	$5.09
Total Return[2]	7.01%	4.87%	14.53%	18.30%	12.87%
Ratios to Average Net Assets:
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%[3]
Net investment income	3.23%	3.31%	5.29%	3.73%	4.11%
Expense waiver/reimbursement[4]	0.13%	0.13%	0.13%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,154,739	$5,961,135	$5,750,788	$4,902,127	$4,662,436
Portfolio turnover	21%	16%	17%	25%	20%
1	Represents less than $0.01.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios is 0.80% for the year ended October 31, 2012, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout the Period)
Period Ended October 31	2016[1]
Net Asset Value, Beginning of Period	$6.23
Income From Investment Operations:
Net investment income	0.06
Net realized and unrealized loss on investments and foreign currency transactions	(0.22)
TOTAL FROM INVESTMENT OPERATIONS	(0.16)
Less Distributions:
Distributions from net investment income	(0.07)
TOTAL DISTRIBUTIONS	(0.07)
Net Asset Value, End of Period	$6.00
Total Return[2]	(2.61)%
Ratios to Average Net Assets:
Net expenses	0.78%[3]
Net investment income	1.43%[3]
Expense waiver/reimbursement[4]	0.11%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$19,279
Portfolio turnover	21%[5]
1	Reflects operations for the period from June 29, 2016 (commencement of operations) to October 31, 2016.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Statement of Assets and Liabilities
October 31, 2016
Assets:
Total investment in securities, at value including $215,565,666 of investment in an affiliated holding (Note 5) (identified cost $13,283,780,972)		$14,666,201,832
Cash denominated in foreign currencies (identified cost $18)		18
Income receivable		31,278,071
Receivable for investments sold		1,176,544
Receivable for shares sold		35,880,969
TOTAL ASSETS		14,734,537,434
Liabilities:
Payable for investments purchased	$13,965,147
Payable for shares redeemed	28,250,977
Payable to adviser (Note 5)	255,285
Payable for administrative fees (Note 5)	31,297
Payable for distribution services fee (Note 5)	1,417,277
Payable for other service fees (Notes 2 and 5)	2,643,312
Accrued expenses (Note 5)	2,399,162
TOTAL LIABILITIES		48,962,457
Net assets for 2,452,132,349 shares outstanding		$14,685,574,977
Net Assets Consist of:
Paid-in capital		$12,976,740,967
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		1,382,430,131
Accumulated net realized gain on investments and foreign currency transactions		301,649,743
Undistributed net investment income		24,754,136
TOTAL NET ASSETS		$14,685,574,977
Annual Shareholder Report
15

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($3,300,976,152 ÷ 552,837,666 shares outstanding), no par value, unlimited shares authorized	$5.97
Offering price per share (100/94.50 of $5.97)	$6.32
Redemption proceeds per share	$5.97
Class C Shares:
Net asset value per share ($2,210,580,494 ÷ 369,685,011 shares outstanding), no par value, unlimited shares authorized	$5.98
Offering price per share	$5.98
Redemption proceeds per share (99.00/100 of $5.98)	$5.92
Institutional Shares:
Net asset value per share ($9,154,739,052 ÷ 1,526,395,558 shares outstanding), no par value, unlimited shares authorized	$6.00
Offering price per share	$6.00
Redemption proceeds per share	$6.00
Class R6 Shares:
Net asset value per share ($19,279,279 ÷ 3,214,114 shares outstanding), no par value, unlimited shares authorized	$6.00
Offering price per share	$6.00
Redemption proceeds per share	$6.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Operations
Year Ended October 31, 2016
Investment Income:
Dividends (including $935,891 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $5,978,996)			$498,644,739
Expenses:
Investment adviser fee (Note 5)		$92,514,747
Administrative fee (Note 5)		9,646,204
Custodian fees		1,314,899
Transfer agent fee		10,396,472
Directors'/Trustees' fees (Note 5)		81,384
Auditing fees		27,700
Legal fees		8,702
Portfolio accounting fees		200,143
Distribution services fee (Note 5)		14,429,441
Other service fees (Notes 2 and 5)		11,906,142
Share registration costs		928,179
Printing and postage		342,288
Miscellaneous (Note 5)		67,107
Interest expense		7,897
TOTAL EXPENSES		141,871,305
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(13,613,984)
Reimbursement of other operating expenses (Notes 2 and 5)	(2,623,363)
TOTAL WAIVER AND REIMBURSEMENTS		(16,237,347)
Net expenses			125,633,958
Net investment income			373,010,781
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			295,815,587
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(9,604,627)
Net realized and unrealized gain on investments and foreign currency transactions			286,210,960
Change in net assets resulting from operations			$659,221,741
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Changes in Net Assets
Year Ended October 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income	$373,010,781	$299,455,587
Net realized gain on investments and foreign currency transactions	295,815,587	469,225,429
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(9,604,627)	(337,671,645)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	659,221,741	431,009,371
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(82,231,633)	(70,612,785)
Class C Shares	(41,199,098)	(34,033,049)
Institutional Shares	(235,617,332)	(191,881,175)
Class R6 Shares	(64,197)	—
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(112,457,959)	(100,376,006)
Class C Shares	(76,119,832)	(60,443,413)
Institutional Shares	(281,905,363)	(253,178,559)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(829,595,414)	(710,524,987)
Share Transactions:
Proceeds from sale of shares	7,701,891,315	2,739,143,854
Net asset value of shares issued to shareholders in payment of distributions declared	662,245,012	550,611,984
Cost of shares redeemed	(3,420,734,091)	(2,487,578,860)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	4,943,402,236	802,176,978
Change in net assets	4,773,028,563	522,661,362
Net Assets:
Beginning of period	9,912,546,414	9,389,885,052
End of period (including undistributed net investment income of $24,754,136 and $16,689,782, respectively)	$14,685,574,977	$9,912,546,414
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Notes to Financial Statements
October 31, 2016
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 14 diversified portfolios. The financial statements included herein are only those of Federated Strategic Value Dividend Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation.
The Fund commenced offering Class R6 Shares on June 29, 2016.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
19

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report
20

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Board has ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets,
Annual Shareholder Report
21

except that Class A Shares, Class C Shares, Class R6 Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waiver and reimbursements of $16,237,347 is disclosed in various locations in this Note 2 and Note 5.
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursement
Class A Shares	$2,497,134	$(700,200)
Class C Shares	1,601,065	(380,947)
Institutional Shares	6,297,698	(1,542,216)
Class R6 Shares	575	—
TOTAL	$10,396,472	$(2,623,363)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$7,096,328
Class C Shares	$4,809,814
TOTAL	$11,906,142
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed-delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which is an agreement between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
At October 31, 2016, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $16,001 and $2,573, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(143,605)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	300,032,338	$1,812,381,488	109,065,993	$651,390,612
Shares issued to shareholders in payment of distributions declared	32,045,519	183,241,993	26,198,446	157,315,958
Shares redeemed	(168,314,232)	(1,013,286,462)	(110,743,261)	(657,421,353)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	163,763,625	$982,337,019	24,521,178	$151,285,217

Year Ended October 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	146,636,760	$884,921,150	66,765,099	$398,625,388
Shares issued to shareholders in payment of distributions declared	17,990,349	102,394,518	13,333,823	80,214,522
Shares redeemed	(57,350,390)	(343,313,833)	(35,331,675)	(209,818,346)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	107,276,719	$644,001,835	44,767,247	$269,021,564

Year Ended October 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	824,181,803	$4,983,084,665	282,628,960	$1,689,127,854
Shares issued to shareholders in payment of distributions declared	65,349,611	376,544,305	51,957,788	313,081,504
Shares redeemed	(342,524,045)	(2,062,262,368)	(272,221,621)	(1,620,339,161)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	547,007,369	$3,297,366,602	62,365,127	$381,870,197
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24

	Period Ended 10/31/2016[1]		Year Ended 10/31/2015
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,508,919	$21,504,012	—	$—
Shares issued to shareholders in payment of distributions declared	10,530	64,196	—	—
Shares redeemed	(305,335)	(1,871,428)	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	3,214,114	$19,696,780	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	821,261,827	$4,943,402,236	131,653,552	$802,176,978
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to October 31, 2016.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.
For the year ended October 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(5,834,167)	$5,834,167
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2016 and 2015 was as follows:
	2016	2015
Ordinary income[1]	$374,440,262	$332,422,203
Long-term capital gains	$455,155,152	$378,102,784
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$24,754,130
Undistributed long-term capital gains	$301,649,749
Net unrealized appreciation	$1,382,430,131
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
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At October 31, 2016, the cost of investments for federal tax purposes was $13,283,780,972. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities was $1,382,420,860. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,761,967,678 and net unrealized depreciation from investments for those securities having an excess of cost over value of $379,546,818.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the Adviser voluntarily waived $13,337,301 of its fee and voluntarily reimbursed $2,623,363 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
For the year ended October 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$14,429,441
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2016, FSC retained $3,384,377 of fees paid by the Fund. For the year ended October 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2016, FSC retained $1,692,403 in sales charges from the sale of Class A Shares. FSC also retained $315,153 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2016, FSSC received $30,784 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.05%, 1.80%, 0.80% and 0.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2016, the Adviser reimbursed $276,683. Transactions involving the affiliated holding during the year ended October 31, 2016, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2015	106,538,329
Purchases/Additions	2,971,048,994
Sales/Reductions	(2,862,021,657)
Balance of Shares Held 10/31/2016	215,565,666
Value	$215,565,666
Dividend Income	$ 935,891
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2016, were as follows:
Purchases	$6,950,654,484
Sales	$2,562,459,083
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2016, the Fund had no outstanding loans. During the year ended October 31, 2016, the Fund did not utilize the LOC.
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8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2016, there were no outstanding loans. During the year ended October 31, 2016, the program was not utilized.
9. REGULATORY MATTERS
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2016, the amount of long-term capital gains designated by the Fund was $455,155,152.
For the fiscal year ended October 31, 2016, 100.0% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2016, 82.13% qualify for the dividend received deduction available to corporate shareholders.
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29

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Strategic Value Dividend Fund:
We have audited the accompanying statement of assets and liabilities of Federated Strategic Value Dividend Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the period or years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Strategic Value Dividend Fund, a portfolio of Federated Equity Funds, at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the period or years indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,003.30	$5.34
Class C Shares	$1,000	$999.60	$9.10
Institutional Shares	$1,000	$1,004.60	$4.08
R6 Shares	$1,000	$973.90	$2.632
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.77	$5.38
Class C Shares	$1,000	$1,016.00	$9.17
Institutional Shares	$1,000	$1,021.03	$4.11
R6 Shares	$1,000	$1,021.18	$3.962
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.06%
Class C Shares	1.81%
Institutional Shares	0.81%
R6 Shares	0.78%
2	“Actual” expense information for the Fund's R6 Shares is for the period from June 29, 2016 (date of initial investment) to October 31, 2016. Actual expenses are equal to the Fund's annualized net expense ratio of 0.78%, multiplied by 125/366 (to reflect the period from initial investment to October 31, 2016). “Hypothetical” expense information for R6 Shares is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/366 (to reflect the full half-year period).
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2016
Federated Strategic Value Dividend Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
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The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory contract with respect to the Fund.
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The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has
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allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172586
CUSIP 314172578
CUSIP 314172560
CUSIP 31421N881
33982 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2016
Share Class	Ticker
A	FDRAX
Institutional	FDRIX

Federated Managed Risk Fund
Fund Established 2013

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2015 through October 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Risk Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2016, was -8.50% for the Class A Shares and -8.28% for the Institutional Shares. The total returns of the MSCI All Country World Index1 and the Bloomberg Barclays U.S. Universal Index2 were 2.05% and 5.07%, respectively. Weighting these benchmarks (60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index), the total return of the blended benchmark (Blended Index)3 was 3.39%. The Lipper Alternative Global Macro Funds Average (LAGMFA)4 had a total return of 1.32% for the same period. The Fund's and LAGMFA's total returns reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During this period, the Fund's investment strategy was affected by: (a) the Fund's tactical overlay; (b) the security selection of the underlying Funds; (c) tactical allocation relative to these neutral points; and (d) the Fund's targeted neutral asset allocation. The tactical overlay was the most significant factor affecting the Fund's performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The reporting period was best categorized as an oscillating market environment caused by multiple macro-economic headlines. The most notable was the Federal Reserve's (the “Fed”) December 16, 2015 increase of the federal funds target interest rate from 0.25% to 0.50%, the first rate rise since 2008. The immediate aftermath of this hike saw the S&P 500 Index (S&P 500) decline -11.75% from December 30, 2015 to February 11, 2016. Despite the rate-hike, U.S. long-term yields fell during the reporting period, boosting bond returns. Following the initial drop, U.S. equities rallied, outperforming fixed income and international equities, with the S&P 500 fully recovering and returning 4.51% compared with the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index5 and the -3.23% return of the MSCI EAFE Index.6
Given supply increases, soft demand and the strong U.S. dollar, dollar commodity prices fell significantly, as measured by the -0.88% return of the DBIQ Optimum Yield Diversified Commodity Index.7 Increased inflation expectations led to outperformance of the Treasury Inflation-Protected Securities (TIPS) asset class, as the total return of U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index,8 was 4.67%.
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Market volatility ended the reporting period slightly higher, with the Chicago Board Options Exchange (CBOE) Volatility Index (VIX),9 a measure of implied forward volatility of the S&P 500, moving from 15.07 to 17.06. This rise in the VIX belied the large swings of volatility during the reporting period, with Fed hike reactions in early January 2016, the British referendum on exiting the European Union (“Brexit”) surprise in June 2016, and U.S. election fears in October 2016. In the first instance, the closing VIX peaked at 28.14 on February 11, 2016, before dropping down as low as 13.95 at the end of the first quarter; another peak occurred in June at 25.76, following the surprise Brexit vote.
By the end of the reporting period, the VIX had moved to five-year median levels; however, U.S. election risks had begun to ramp up.
NEUTRAL ASSET ALLOCATION
During the reporting period, the diversified10 neutral allocation, which was intended to provide resilience in down markets, was tilted toward fixed-income investments relative to the Blended Index. Also, the fixed-income portion of the Fund11 held commodities and absolute return strategies for inflation protection, which underperformed fixed-rate bonds. Overall, the diversified mix succeeded in boosting Fund performance, as the fixed-income investments outperformed global stocks during the reporting period.
TACTICAL ALLOCATION
The Fund entered the reporting period overweight domestic equities and underweight commodities, but shifted to underweight equities in early to mid-2016. This shift detracted from Fund performance as equities rallied.
SECURITY SELECTION
During the reporting period, security selection in the Fund's Domestic Small-Cap Value Equity sleeve, Domestic Large-Cap Value Equity Sleeve and the International Equity12 sleeve detracted from performance. This was partially offset by positive security selection in the Fund's Fixed-Income sleeve as well as the floating rate absolute return strategy.
TACTICAL OVERLAY
The Fund uses an S&P 500 futures13 overlay to raise beta in calm markets and to reduce Fund risk in markets with unusually high implied volatility. During the reporting period, the implied volatility of the market, as measured by the VIX, oscillated between near five-year lows and five-year highs, spiking two times, in January and June. During these times of heightened volatility, the Fund acted to remove its positive equity overlay positions and, in January and June, entered short positions to hedge its equity exposure. Other than those two periods of heightened volatility, the Fund maintained a positive equity overlay.
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The overlay detracted from Fund performance, mostly during the quick recovery after the February bottom. At the end of the reporting period, the Fund had no futures overlay.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI All Country World Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Bloomberg Barclays U.S. Universal Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests. The total return of the S&P 500 Index, the Fund's broad-based securities market index, was 4.51%.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LAGMFA.
5	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index is unmanaged, and it is not possible to invest directly in an index. On August 24, 2016, the name of the Barclays U.S. Aggregate Bond Index changed from Barclays U.S. Aggregate Bond Index to Bloomberg Barclays U.S. Aggregate Bond Index.
6	The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
7	The DBIQ Optimum Yield Diversified Commodity Index is based on 14 commodities drawn from the Energy, Precious Metals, Industrial Metals and Agriculture sectors. The index is unmanaged, and it is not possible to invest directly in an index.
8	The Bloomberg Barclays U.S. TIPS is a market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The index is unmanaged, and it is not possible to invest directly in an index. On August 24, 2016 the name of the Barclays U.S. TIPS Index changed from Barclays U.S. TIPS Index to Bloomberg Barclays U.S. TIPS Index.
9	The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The index is unmanaged, and it is not possible to invest directly in an index.
10	Diversification does not assure a profit nor protect against loss.
11	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
12	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
13	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional instruments.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Risk Fund from December 16, 2013 (start of performance) to October 31, 2016, compared to the Standard & Poor's 500 Index (S&P 500),2 60% MSCI All Country World Index/40% Bloomberg Barclays U.S. Universal Index (Blended Index)3 and the Lipper Alternative Global Macro Funds Average (LAGMFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2016
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 10/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	Start of Performance*
Class A Shares	-13.50%	-5.24%
Institutional Shares	-8.28%	-3.17%
S&P 500	4.51%	8.47%
Blended Index	3.39%	3.91%
LAGMFA	1.32%	0.45%
*	The Fund's start of performance date was December 16, 2013.
Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charge: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and the LAGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The S&P 500, a broad-based securities market index of the Fund, is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.
3	The Blended Index is comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index. The MSCI All Country World Index captures large- and mid-cap representation across 23 developed markets and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The Bloomberg Barclays U.S. Universal Index covers USD-denominated, taxable bonds that are rated either investment-grade or high-yield. Effective August 24, 2016, the name changed from “Barclays U.S. Universal Index” to “Bloomberg Barclays U.S. Universal Index.” The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index. The indexes are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
4	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At October 31, 2016, the Fund's portfolio composition1 was as follows:
Sector	Percentage of Total Net Assets
Securities Sold Short	(1.1)%
Derivative Contracts—Short (notional value)[2]	(0.6)%
Domestic Equity Securities	26.2%
International Equity Securities	18.9%
Domestic Fixed-Income Securities	10.9%
Trade Finance Agreements	10.5%
U.S. Treasury Securities	7.2%
U.S. Government Agency Mortgage-Backed Securities	4.2%
International Fixed-Income Securities	2.0%
Floating Rate Loan	1.0%
Asset-Backed Securities	0.7%
Adjustment for Derivative Contracts (notional value)[2]	0.6%
Non-Agency Mortgage-Backed Securities	0.4%
Foreign Governments/Agencies	0.2%
Derivative Contracts[3]	4.4%
Other Security Types[4]	5.4%
Cash Equivalents[5]	14.6%
Other Assets and Liabilities—Net[6]	(5.5)%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Represents the notional value of S&P 500 futures contracts held by the Federated Prudent Bear Fund.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Other Security Types consist of exchange-traded funds, purchased put options, purchased call options and warrants.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
October 31, 2016
Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—25.4%
		Consumer Discretionary—1.6%
8	[1]	Adient PLC	$364
231		American Eagle Outfitters, Inc.	3,936
82		Brinker International, Inc.	4,038
62		Comcast Corp., Class A	3,833
349		Ford Motor Co.	4,097
129		Goodyear Tire & Rubber Co.	3,745
46		Home Depot, Inc.	5,612
142		Honda Motor Co. Ltd., ADR	4,236
231	[1]	Houghton Mifflin Harcourt Co.	2,922
89		Johnson Controls International PLC	3,589
96		Kohl's Corp.	4,200
84		Nexstar Broadcasting Group, Inc., Class A	4,099
158		Sinclair Broadcast Group, Inc.	3,966
153	[1]	Starz Series A	4,813
51		TJX Cos., Inc.	3,761
34	[1]	Tempur Sealy International, Inc.	1,838
76	[1]	Tenneco, Inc.	4,185
52		Time Warner, Inc.	4,628
156		Tribune Co.	5,086
151	[1]	WCI Communities, Inc.	3,496
		TOTAL	76,444
		Consumer Staples—1.7%
65		Altria Group, Inc.	4,298
56		Colgate-Palmolive Co.	3,996
190		ConAgra Foods, Inc.	9,154
234		Energizer Holdings, Inc.	10,883
47		Ingredion, Inc.	6,165
92		Smucker (J.M.) Co.	12,081
158		Snyders-Lance, Inc.	5,620
250		Sysco Corp.	12,030
61	[1]	TreeHouse Foods, Inc.	5,336
229		Vector Group Ltd.	4,795
Annual Shareholder Report
7

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Consumer Staples—continued
85		Wal-Mart Stores, Inc.	$5,952
		TOTAL	80,310
		Energy—2.3%
121		Apache Corp.	7,197
207		Baker Hughes, Inc.	11,468
214		Canadian Natural Resources Ltd.	6,786
121		China Petroleum & Chemical Corp., ADR	8,763
266		ENI S.p.A, ADR	7,735
163		Frank's International N.V.	1,834
232		Golar LNG Ltd.	5,079
1,159	[1]	McDermott International, Inc.	5,957
27		Occidental Petroleum Corp.	1,969
71		Oceaneering International, Inc.	1,690
109		PBF Energy, Inc.	2,376
159		SemGroup Corp.	5,128
119		Suncor Energy, Inc.	3,572
940		Technip SA	15,444
25		Tesoro Petroleum Corp.	2,124
210		Valero Energy Corp.	12,440
527	[1]	WPX Energy, Inc.	5,723
		TOTAL	105,285
		Financials—7.2%
141		Aflac, Inc.	9,711
122		Allstate Corp.	8,284
64		American Express Co.	4,251
61		Ameriprise Financial, Inc.	5,392
210		Argo Group International Holdings Ltd.	11,676
219		BB&T Corp.	8,585
251		BGC Partners, Inc., Class A	2,156
621		Bank of America Corp.	10,246
598		CNO Financial Group, Inc.	9,018
152		Chemical Financial Corp.	6,528
170		Citigroup, Inc.	8,355
59		Cullen Frost Bankers, Inc.	4,483
270		Discover Financial Services	15,209
41	[1]	Donnelley Financial Solutions, Inc.	879
Annual Shareholder Report
8

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Financials—continued
170		East West Bancorp, Inc.	$6,717
512		FNB Corp.	6,692
169		First American Financial Corp.	6,601
163	[1]	Flagstar Bancorp, Inc.	4,471
247		Flushing Financial Corp.	5,291
37		Goldman Sachs Group, Inc.	6,595
338		Great Western Bancorp, Inc.	10,897
96		Hartford Financial Services Group, Inc.	4,235
384	[1]	Hilltop Holdings, Inc.	9,485
307		Invesco Mortgage Capital, Inc.	4,584
231		JPMorgan Chase & Co.	15,999
234		MB Financial, Inc.	8,515
417		Maiden Holdings Ltd.	5,692
186		MetLife, Inc.	8,735
321		Morgan Stanley	10,776
746		New Residential Investment Corp.	10,414
569		Old Republic International Corp.	9,593
110		PNC Financial Services Group	10,516
274		Popular, Inc.	9,946
645		Radian Group, Inc.	8,766
252		Sun Life Financial Services of Canada	8,437
282		Synovus Financial Corp.	9,326
155		The Bank of New York Mellon Corp.	6,707
73		The Travelers Cos., Inc.	7,897
96		U.S. Bancorp	4,297
265		WSFS Financial Corp.	9,288
181		Webster Financial Corp. Waterbury	7,312
221	[1]	Western Alliance Bancorp	8,257
129		Zions Bancorporation	4,155
		TOTAL	334,969
		Health Care—2.4%
64		AbbVie, Inc.	3,570
35		Aetna, Inc.	3,757
50		Amgen, Inc.	7,058
37	[1]	Amsurg Corp.	2,211
64		Anthem, Inc.	7,799
Annual Shareholder Report
9

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Health Care—continued
172		Baxter International, Inc.	$8,185
138	[1]	Capital Senior Living Corp.	2,204
112		Gilead Sciences, Inc.	8,247
190		GlaxoSmithKline PLC, Sponsored, ADR	7,602
74	[1]	Integra Lifesciences Corp.	5,884
93		Johnson & Johnson	10,787
119	[1]	Medicines Co.	3,921
247		Merck & Co., Inc.	14,504
90		Owens & Minor, Inc.	2,920
244		Teva Pharmaceutical Industries, Ltd., ADR	10,429
71	[1]	Wellcare Health Plans, Inc.	8,059
207	[1]	Wright Medical Group NV	4,535
		TOTAL	111,672
		Industrials—2.9%
174		Actuant Corp.	3,880
94		Alaska Air Group, Inc.	6,789
139		Apogee Enterprises, Inc.	5,664
161		Barnes Group, Inc.	6,414
210	[1]	Colfax Corp.	6,676
89		Curtiss Wright Corp.	7,976
105		Delta Air Lines, Inc.	4,386
80		Dun & Bradstreet Corp.	9,988
101		Eaton Corp. PLC	6,441
26		General Dynamics Corp.	3,919
52		Huntington Ingalls Industries, Inc.	8,391
96		Ingersoll-Rand PLC	6,460
27		L-3 Communications Holdings, Inc.	3,697
41	[1]	LSC Communications, Inc.	994
58		Manpower Group, Inc.	4,454
120		Masco Corp.	3,706
370		Mueller Water Products, Inc.	4,558
20		Northrop Grumman Corp.	4,580
50		Parker-Hannifin Corp.	6,138
111	[1]	R.R. Donnelley & Sons Co.	1,970
111		Robert Half International, Inc.	4,154
36		Unifirst Corp.	4,410
Annual Shareholder Report
10

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Industrials—continued
41		United Technologies Corp.	$4,190
146	[1]	WESCO International, Inc.	7,913
65		Waste Management, Inc.	4,268
118		Werner Enterprises, Inc.	2,838
43		Woodward, Inc.	2,536
		TOTAL	137,390
		Information Technology—2.9%
73		Apple, Inc.	8,288
277		Applied Materials, Inc.	8,055
348	[1]	Benchmark Electronics, Inc.	8,752
400		Brooks Automation, Inc.	5,212
285	[1]	Ciena Corp.	5,523
354		Cisco Systems, Inc.	10,861
264		Corning, Inc.	5,995
253		Cypress Semiconductor Corp.	2,522
54	[1]	ePlus, Inc.	4,944
338		Evertec, Inc.	5,121
401		HP, Inc.	5,811
45		Harris Corp.	4,014
179		Hewlett Packard Enterprise Co.	4,022
159	[1]	II-VI, Inc.	4,420
66		Lam Research Corp.	6,393
188		Leidos Holdings, Inc.	7,815
101		MKS Instruments, Inc.	5,095
106		Microsoft Corp.	6,352
95	[1]	Q2 Holdings, Inc.	2,670
35		Synnex Corp.	3,589
95		TE Connectivity Ltd.	5,973
222		Texas Instruments, Inc.	15,729
		TOTAL	137,156
		Materials—1.0%
79		Cabot Corp.	4,119
412		Commercial Metals Corp.	6,472
110		Domtar Corp.	3,954
118		Dow Chemical Co.	6,350
326		Olin Corp.	7,149
Annual Shareholder Report
11

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Materials—continued
409	[1]	Owens-Illinois, Inc.	$7,894
58		Reliance Steel & Aluminum Co.	3,989
15		Sherwin-Williams Co.	3,673
194	[1]	Summit Materials, Inc., Class A	3,636
		TOTAL	47,236
		Real Estate—1.5%
12		Avalonbay Communities, Inc.	2,054
258	[1]	Colony Starwood Homes	7,485
72		Corporate Office Properties Trust	1,922
44		Digital Realty Trust, Inc.	4,111
345		First Potomac Realty Trust	3,077
216		General Growth Properties, Inc.	5,389
150		Healthcare Realty Trust, Inc.	4,783
98		Highwoods Properties, Inc.	4,864
271		Hospitality Properties Trust	7,414
256		Kite Realty Group Trust	6,382
217		LaSalle Hotel Properties	5,154
929		Lexington Realty Trust	9,420
124		Retail Properties of America, Inc.	1,931
9		Simon Property Group, Inc.	1,674
30		Sun Communities, Inc.	2,308
26		Welltower, Inc.	1,782
		TOTAL	69,750
		Telecommunication Services—0.6%
99		AT&T, Inc.	3,642
89		BCE, Inc.	4,044
218		CenturyLink, Inc.	5,795
294		Verizon Communications	14,141
		TOTAL	27,622
		Utilities—1.3%
84		American Electric Power Co., Inc.	5,447
247		Aqua America, Inc.	7,583
28		Consolidated Edison Co.	2,115
47		DTE Energy Co.	4,513
57		Dominion Resources, Inc.	4,286
62		Duke Energy Corp.	4,961
Annual Shareholder Report
12

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Utilities—continued
75		Exelon Corp.	$2,555
41		NextEra Energy, Inc.	5,248
96		PPL Corp.	3,297
191		Portland General Electric Co.	8,335
33		Sempra Energy	3,534
66		Southern Co.	3,404
91	[1]	Spire, Inc.	5,715
		TOTAL	60,993
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,130,841)	1,188,827
		ASSET-BACKED SECURITY—0.1%
		Auto Receivables—0.1%
$5,000	[2,3]	Navistar Financial Dealer Note Master Trust 2016-1, Class A, 2.146%, 09/27/2021 (IDENTIFIED COST $5,000)	5,007
		COMMERCIAL MORTGAGE-BACKED SECURITY—0.2%
		Commercial Mortgage—0.2%
10,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class AS, 3.984%, 11/15/2047 (IDENTIFIED COST $10,799)	10,677
		CORPORATE BONDS—0.4%
		Consumer Cyclical - Automotive—0.1%
5,000		American Honda Finance Co., Unsecd. Deb., Series MTN, 2.250%, 8/15/2019	5,107
		Consumer Cyclical - Retailers—0.1%
2,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 3.300%, 4/22/2024	2,144
		Financial Institution - Banking—0.1%
5,000		Comerica, Inc., 3.800%, 7/22/2026	5,100
		Technology—0.1%
5,000		Adobe Systems, Inc., Sr. Unsecd. Note, 3.250%, 2/1/2025	5,196
		TOTAL CORPORATE BONDS (IDENTIFIED COST $16,973)	17,547
		U.S. TREASURY—6.9%
		U.S. Treasury Bonds—3.3%
1,000		U.S. Treasury Bond, 2.500%, 5/15/2046	983
9,205		U.S. Treasury Inflation-Protected Bond, 0.750%, 2/15/2045	9,252
1,016		U.S. Treasury Inflation-Protected Bond, 1.000%, 2/15/2046	1,095
47,325		U.S. Treasury Inflation-Protected Bond, 2.000%, 1/15/2026	55,110
Annual Shareholder Report
13

Shares, Principal Amount or Contracts			Value
		U.S. TREASURY—continued
		U.S. Treasury Bonds—continued
$21,392		U.S. Treasury Inflation-Protected Bond, Series TIPS of, 1.375%, 2/15/2044	$24,787
34,489		U.S. Treasury Inflation-Protected Bond, Series TIPS of, 1.750%, 1/15/2028	40,032
19,166		U.S. Treasury Inflation-Protected Bond, Series TIPS of, 2.375%, 1/15/2025	22,673
		TOTAL	153,932
		U.S. Treasury Notes—3.6%
15,000		U.S. Treasury Note, 0.750%, 8/31/2018	14,975
3,000		U.S. Treasury Note, 0.875%, 9/15/2019	2,990
5,000		U.S. Treasury Note, 1.500%, 8/15/2026	4,854
12,000		U.S. Treasury Note, 1.625%, 5/15/2026	11,793
36,467		U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/2018	36,803
15,427		U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/2020	15,713
5,068		U.S. Treasury Inflation-Protected Note, 0.625%, 1/15/2026	5,287
4,129		U.S. Treasury Inflation-Protected Note, Series A-2024, 0.625%, 1/15/2024	4,312
22,087		U.S. Treasury Inflation-Protected Note, Series D-2020, 1.250%, 7/15/2020	23,562
15,524		U.S. Treasury Inflation-Protected Note, Series D-2023, 0.375%, 7/15/2023	16,046
10,143		U.S. Treasury Inflation-Protected Note, Series D-2024, 0.125%, 7/15/2024	10,242
21,208		U.S. Treasury Inflation-Protected Note, Series X-2017, 0.125%, 4/15/2017	21,250
		TOTAL	167,827
		TOTAL U.S. TREASURY (IDENTIFIED COST $312,667)	321,759
		EXCHANGE-TRADED FUNDS—4.9%
1,764		iShares Dow Jones U.S. Real Estate Index Fund	135,193
6,412	[1]	PowerShares DB Commodity Index Tracking Fund	95,923
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $249,200)	231,116
		PURCHASED PUT OPTION—0.4%
32		SPDR S&P 500 ETF Trust (Put-Option), Strike Price: $215.00; Expiration Date: 12/16/2016 (IDENTIFIED COST $15,081)	19,136
		INVESTMENT COMPANIES—62.8%[4]
2,611		Emerging Markets Core Fund	26,762
Annual Shareholder Report
14

Shares, Principal Amount or Contracts		Value
	INVESTMENT COMPANIES—continued[4]
4,851	Federated Bank Loan Core Fund	$49,043
10,528	Federated Emerging Markets Equity Fund, Institutional Shares	94,125
507,922	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.45%[5]	507,922
47,001	Federated Intermediate Corporate Bond Fund, Institutional Shares	441,807
23,948	Federated International Leaders Fund, Class R6 Shares	701,429
7,647	Federated Kaufmann Large Cap Fund, Class R6 Shares	147,287
23,857	Federated Mortgage Core Portfolio	239,047
56,887	Federated Project and Trade Finance Core Fund	529,053
3,495	Federated Prudent Bear Fund, Institutional Shares	70,594
21,860	High Yield Bond Portfolio	137,717
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $3,021,567)	2,944,786
	TOTAL INVESTMENTS—101.1% (IDENTIFIED COST $4,762,128)[6]	4,738,855
	OTHER ASSETS AND LIABILITIES - NET—(1.1)%[7]	(51,297)
	TOTAL NET ASSETS—100%	$4,687,558
At October 31, 2016, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[1]United States Treasury Long Bond Long Futures	1	$162,719	December 2016	$(7,599)
[1]United States Treasury Notes 2-Year Long Futures	1	$218,141	December 2016	$(283)
[1]United States Treasury Notes 5-Year Short Futures	1	$120,797	December 2016	$630
[1]United States Treasury Notes 10-Year Short Futures	1	$129,625	December 2016	$1,701
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(5,551)
At October 31, 2016, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Depreciation
Contracts Sold:
11/1/2016	State Street Bank N.A.	13,525 EUR	$14,821	$(26)
Annual Shareholder Report
15

At October 31, 2016, the Fund had the following outstanding written options contracts:
Security	Expiration Date	Exercise Price	Contracts	Value
1SPDR S&P 500 ETF Trust	December 2016	$205.00	32	$(8,336)
(PREMIUMS RECEIVED $7,017)
Net Unrealized Depreciation on Futures Contracts, Foreign Exchange Contracts and Written Option Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2016, these restricted securities amounted to $5,007, which represented 0.1% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2016, these liquid restricted securities amounted to $5,007, which represented 0.1% of total net assets.
4	Affiliated holdings.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $4,817,018.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
16

The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$1,068,293	$—	$—	$1,068,293
International	120,534	—	—	120,534
Debt Securities:
Asset-Backed Securities	—	5,007	—	5,007
Commercial Mortgage-Backed Securities	—	10,677	—	10,677
Corporate Bonds	—	17,547	—	17,547
U.S. Treasury	—	321,759	—	321,759
Exchange-Traded Funds	231,116	—	—	231,116
Purchased Put Options	19,136	—	—	19,136
Investment Companies[1]	1,963,164	—	—	2,944,786
TOTAL SECURITIES	$3,402,243	$354,990	$—	$4,738,855
Other Financial Instruments:[2]
Assets	2,331	—	—	2,331
Liabilities	(16,244)	—	—	(16,244)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(13,913)	$—	$—	$(13,913)
1	As permitted by U.S. generally accepted accounting principles (GAAP), Investment Companies valued at $981,622 are measured at fair value using the net asset value (NAV) per share practical expedient and have not been categorized in the chart above but are included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed in Emerging Markets Core Fund, Federated Bank Loan Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio is the next determined NAV after receipt of a shareholder redemption request. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Other financial instruments include futures contracts, foreign exchange contracts and written options.
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17

The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
EUR	—Euro
MTN	—Medium Term Note
SPDR	—Standard & Poor's Depositary Receipt
TIPS	—Treasury Inflation-Protected Notes
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,		Period Ended 10/31/2014[1]
	2016	2015
Net Asset Value, Beginning of Period	$9.70	$10.40	$10.00
Income From Investment Operations:
Net investment income	0.16	0.12	0.10[2]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(0.97)	(0.63)	0.33
TOTAL FROM INVESTMENT OPERATIONS	(0.81)	(0.51)	0.43
Less Distributions:
Distributions from net investment income	(0.16)	(0.12)	(0.03)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	(0.07)	—
TOTAL DISTRIBUTIONS	(0.16)	(0.19)	(0.03)
Net Asset Value, End of Period	$8.73	$9.70	$10.40
Total Return[3]	(8.50)%	(5.03)%	4.30%
Ratios to Average Net Assets:
Net expenses	0.85%	0.94%	0.98%[4]
Net investment income	1.71%	1.23%	1.11%[4]
Expense waiver/reimbursement[5]	6.79%	5.82%	7.68%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$370	$396	$270
Portfolio turnover	58%	92%	95%
1	Reflects operations for the period from December 16, 2013 (date of initial investment) to October 31, 2014.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,		Period Ended 10/31/2014[1]
	2016	2015
Net Asset Value, Beginning of Period	$9.72	$10.42	$10.00
Income From Investment Operations:
Net investment income	0.18	0.15	0.13[2]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(0.97)	(0.65)	0.32
TOTAL FROM INVESTMENT OPERATIONS	(0.79)	(0.50)	0.45
Less Distributions:
Distributions from net investment income	(0.18)	(0.13)	(0.03)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	(0.07)	—
TOTAL DISTRIBUTIONS	(0.18)	(0.20)	(0.03)
Net Asset Value, End of Period	$8.75	$9.72	$10.42
Total Return[3]	(8.28)%	(4.91)%	4.50%
Ratios to Average Net Assets:
Net expenses	0.65%	0.72%	0.73%[4]
Net investment income	1.92%	1.43%	1.45%[4]
Expense waiver/reimbursement[5]	6.79%	5.82%	9.09%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,318	$4,788	$4,125
Portfolio turnover	58%	92%	95%
1	Reflects operations for the period from December 16, 2013 (date of initial investment) to October 31, 2014.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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20

Statement of Assets and Liabilities
October 31, 2016
Assets:
Total investment in securities, at value including $2,944,786 of investment in affiliated holdings (Note 5) (identified cost $4,762,128)		$4,738,855
Cash denominated in foreign currencies (identified cost $30,111)		27,654
Restricted cash (Note 2)		2,898
Income receivable		7,147
Receivable for investments sold		5,580
Receivable for daily variation margin on futures contracts		439
TOTAL ASSETS		4,782,573
Liabilities:
Payable for investments purchased	$4,994
Written options outstanding, at value (premium received $7,017)	8,336
Unrealized depreciation on foreign exchange contracts	26
Payable to adviser (Note 5)	375
Payable for administrative fees (Note 5)	352
Payable for custodian fees	4,630
Payable for auditing fees	30,895
Payable for portfolio accounting fees	14,420
Payable for other service fees (Notes 2 and 5)	410
Payable for share registration costs	22,512
Payable for insurance premiums	3,474
Accrued expenses (Note 5)	4,591
TOTAL LIABILITIES		95,015
Net assets for 535,526 shares outstanding		$4,687,558
Net Assets Consist of:
Paid-in capital		$5,486,138
Net unrealized depreciation of investments, futures contracts, written options and translation of assets and liabilities in foreign currency		(32,631)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions		(820,273)
Undistributed net investment income		54,324
TOTAL NET ASSETS		$4,687,558
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($370,046 ÷ 42,364 shares outstanding), no par value, unlimited shares authorized	$8.73
Offering price per share (100/94.50 of $8.73)	$9.24
Redemption proceeds per share	$8.73
Institutional Shares:
Net asset value per share ($4,317,512 ÷ 493,162 shares outstanding), no par value, unlimited shares authorized	$8.75
Offering price per share	$8.75
Redemption proceeds per share	$8.75
See Notes which are an integral part of the Financial Statements
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22

Statement of Operations
Year Ended October 31, 2016
Investment Income:
Dividends (including $72,169 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $337)		$116,445
Interest		5,826
Investment income allocated from affiliated partnership (Notes 2 and 5)		1,205
TOTAL INCOME		123,476
Expenses:
Investment adviser fee (Note 5)	$36,087
Administrative fee (Note 5)	128,763
Custodian fees	22,611
Transfer agent fee	4,349
Directors'/Trustees' fees (Note 5)	619
Auditing fees	30,895
Legal fees	7,503
Portfolio accounting fees	56,555
Other service fees (Notes 2 and 5)	766
Share registration costs	47,101
Printing and postage	17,492
Miscellaneous (Note 5)	6,017
EXPENSES BEFORE ALLOCATION	358,758
Expenses allocated from affiliated partnership (Note 2)	12
TOTAL EXPENSES	358,770
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Statement of Operations–continued
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(36,087)
Reimbursements of other operating expenses (Notes 2 and 5)	(290,682)
TOTAL WAIVER AND REIMBURSEMENTS		$(326,769)
Net expenses			$32,001
Net investment income			91,475
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $24,857 on sales of investments in affiliated holdings (Note 5))			$(341,006)
Net realized loss on futures contracts			(181,789)
Net realized gain on written options			26,190
Net realized loss on investments and foreign currency transactions allocated from affiliated partnership (Notes 2 and 5)			(787)
Realized gain distribution from affiliated investment company shares (Note 5)			572
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(14,202)
Net change in unrealized depreciation of futures contracts			(4,124)
Net change in unrealized appreciation of written options			(2,426)
Net realized and unrealized loss on investments, futures contracts, written options and foreign currency transactions			(517,572)
Change in net assets resulting from operations			$(426,097)
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended October 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income	$91,475	$74,485
Net realized loss on investments, including allocation from affiliated partnership, futures contracts, written options and foreign currency transactions	(496,820)	(314,102)
Net change in unrealized appreciation/depreciation of investments, futures contracts, written options and translation of assets and liabilities in foreign currency	(20,752)	(40,890)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(426,097)	(280,507)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(6,508)	(4,534)
Institutional Shares	(86,121)	(55,140)
Distributions from net realized gain on investments, futures contracts, written option transactions and foreign currency transactions
Class A Shares	—	(2,215)
Institutional Shares	—	(24,694)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(92,629)	(86,583)
Share Transactions:
Proceeds from sale of shares	54,670	1,366,630
Net asset value of shares issued to shareholders in payment of distributions declared	77,351	85,855
Cost of shares redeemed	(110,062)	(296,545)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	21,959	1,155,940
Change in net assets	(496,767)	788,850
Net Assets:
Beginning of period	5,184,325	4,395,475
End of period (including undistributed net investment income of $54,324 and $55,089, respectively)	$4,687,558	$5,184,325
See Notes which are an integral part of the Financial Statements
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25

Notes to Financial Statements
October 31, 2016
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. Due to changes in the Commodity Futures Trading Commission's interpretation of the Commodity Exchange Act, Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) each became registered as a “commodity pool operator” with respect to operation of the Fund. The Trust consists of 14 diversified portfolios. The financial statements included herein are only those of Federated Managed Risk Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term total return.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities including shares of exchange traded funds listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Trustees.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, the Co-Advisers and certain of the Co-Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is
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included in investment income. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income. The Fund had invested in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which was a limited partnership established under the laws of the state of Delaware. The Fund recorded daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares may bear distribution services fees and other service fees unique to that class. The detail of the total fund expense waivers and reimbursements of $326,769 is disclosed in various locations in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$766
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
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Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risks. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $494,592 and $695,119, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
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Option Contracts
The Fund buys or sells put and call options to increase return and to manage market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at October 31, 2015	38	$2,817
Contracts written	349	37,028
Contracts expired	(52)	(3,692)
Contracts bought back	(303)	(29,136)
Outstanding at October 31, 2016	32	$7,017
Written options contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average market value of written options held by the Fund throughout the period was $3,032. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of purchased put and call options held by the Fund throughout the period was $17,384 and $15,628, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
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Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for daily variation margin on futures contracts	$(5,551)*		$—
Equity contracts	Total investment, in securities at value	$19,136	Written options outstanding, at value	$8,336
Foreign exchange contracts		—	Payable for foreign exchange contracts	26
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$13,585		$8,362
*	Includes cumulative net depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Forward Exchange Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$(3,488)	$—	$—	$—	$(3,488)
Foreign exchange contracts	—	(4)	—	—	(4)
Equity contracts	(178,301)	—	(237,640)	26,190	(389,751)
TOTAL	$(181,789)	$(4)	$(237,640)	$26,190	$(393,243)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Forward Exchange Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$(3,236)	$—	$—	$—	$(3,236)
Foreign exchange contracts	—	(26)	—	—	(26)
Equity contracts	(888)	—	(7,251)	(2,426)	(10,565)
TOTAL	$(4,124)	$(26)	$(7,251)	$(2,426)	$(13,827)
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,589	$51,239	43,380	$450,630
Shares issued to shareholders in payment of distributions declared	695	6,508	650	6,747
Shares redeemed	(4,747)	(42,787)	(29,165)	(296,439)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,537	$14,960	14,865	$160,938

Year Ended October 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	383	$3,431	88,799	$916,000
Shares issued to shareholders in payment of distributions declared	7,569	70,843	7,614	79,108
Shares redeemed	(7,199)	(67,275)	(10)	(106)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	753	$6,999	96,403	$995,002
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	2,290	$21,959	111,268	$1,155,940
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency transactions and allocated investment income from partnerships.
For the year ended October 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$389	$(389)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
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The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2016 and 2015 was as follows:
	2016	2015
Ordinary income[1]	$92,629	$65,150
Long-term capital gains	$—	$21,433
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$54,324
Net unrealized depreciation	$(81,970)
Capital loss carryforwards and deferrals	$(770,934)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and partnership basis adjustments.
At October 31, 2016, the cost of investments for federal tax purposes was $4,817,018. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities, b) outstanding foreign currency commitments, c) futures contracts, and d) written options was $78,163. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $123,501 and net unrealized depreciation from investments for those securities having an excess of cost over value of $201,664.
At October 31, 2016, the Fund had a capital loss carryforward of $766,879 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$484,027	$282,852	$766,879
As of October 31, 2016, for federal income tax purposes, the Fund has $4,055 in straddle loss deferrals.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co-Advisers provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2016, the Co-Advisers voluntarily waived $26,523 of their fee and voluntarily reimbursed $290,682 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition to the fees described above, the Fund agrees to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to commodities Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the annualized fee paid to FAS was 2.676% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approved of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2016, FSC retained $147 in sales charges from the sale of Class A Shares.
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Expense Limitation
The Co-Advisers and certain of their affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2016, total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.88% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $19,612 and $6,263, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Co-Advisers which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Co-Advisers or an affiliate of the Co-Advisers. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2016, the Co-Advisers reimbursed $9,564. Transactions involving the affiliated holdings during the year ended October 31, 2016, were as follows:
	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend Income/ Allocated Investment Income	Capital Gain Distributions/ Allocated Realized Gain (Loss)
Emerging Markets Core Fund	—	3,787	(1,176)	2,611	$26,762	$518	$—
Emerging Markets Fixed Income Core Fund	705	329	(1,034)	—	$—	$1,205	$(787)
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	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend Income/ Allocated Investment Income	Capital Gain Distributions/ Allocated Realized Gain (Loss)
Federated Bank Loan Core Fund	2,914	3,113	(1,176)	4,851	$49,043	$1,564	$—
Federated Emerging Markets Equity Fund, Institutional Shares	12,198	1,165	(2,835)	10,528	$94,125	$832	$—
Federated Institutional Prime Value Obligations Fund, Institutional Shares	321,370	2,439,466	(2,252,914)	507,922	$507,922	$1,475	$—
Federated Intermediate Corporate Bond Fund, Institutional Shares	49,953	19,682	(22,634)	47,001	$441,807	$14,904	$561
Federated International Leaders Fund, Class R6 Shares	28,670	4,120	(8,842)	23,948	$701,429	$15,005	$—
Federated Kaufmann Large Cap Fund, Class R6 Shares	8,206	947	(1,506)	7,647	$147,287	$11	$11
Federated Mortgage Core Portfolio	15,908	11,157	(3,208)	23,857	$239,047	$5,365	$—
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	Balance of Shares Held 10/31/2015	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2016	Value	Dividend Income/ Allocated Investment Income	Capital Gain Distributions/ Allocated Realized Gain (Loss)
Federated Project and Trade Finance Core Fund	61,028	2,486	(6,627)	56,887	$529,053	$23,189	$—
Federated Prudent Bear Fund, Institutional Shares	34,500	3,742	(34,747)	3,495	$70,594	$—	$—
High Yield Bond Portfolio	26,519	3,197	(7,856)	21,860	$137,717	$9,306	$—
TOTAL OF AFFLIATED TRANS- ACTIONS	561,971	2,493,191	(2,344,555)	710,607	$2,944,786	$73,374	$(215)
Affiliated Shares of Beneficial Interest
As of October 31, 2016, a majority of the shares of beneficial interest outstanding are owned by an affiliate of the Co-Advisers.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2016, were as follows:
Purchases	$1,994,784
Sales	$2,576,662
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires
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the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2016, the Fund had no outstanding loans. During the year ended October 31, 2016, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2016, there were no outstanding loans. During the year ended October 31, 2016, the program was not utilized.
9. REGULATORY MATTERS
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2016, 56.80% of total ordinary distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2016, 37.67% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MANAGED RISK FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Managed Risk Fund (the “Fund”), a portfolio of Federated Equity Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the period from December 16, 2013 (date of initial investment) through October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Managed Risk Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the period from December 16, 2013 (date of initial investment) through October 31, 2016, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$979.80	$4.18
Institutional Shares	$1,000	$979.80	$3.18
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.88	$4.27
Institutional Shares	$1,000	$1,021.88	$3.25
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.84%
Institutional Shares	0.64%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2016
Federated Managed Risk Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract, under which Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania will serve as co-advisers to the Fund (“Co-Advisers”) for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the
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Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of each Co-Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below. Also, in weighing these factors, the Board considered the aggregate advisory fee paid by the Fund for the services of all Co-Advisers but also considered the allocation of that aggregate fee among the Co-Advisers and the rationale for that allocation.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Co-Advisers also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Co-Advisers or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Co-Advisers' investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Co-Advisers and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Co-Advisers in sponsoring the Fund; the continuing state of competition in the
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mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The investment advisory contract between the Fund and the Co-Advisers provides for payment of a single advisory fee by the Fund for all services provided by the Co-Advisers. The investment advisory contract permits the Co-Advisers to allocate the advisory fee in a manner commensurate with the services they provide to the Fund. Throughout the year, and in connection with its May meetings, the Board considered the fee allocation and analyzed whether the allocation of fees among the Co-Advisers continued to be a reasonable proxy for and measurement of the level of resources and services provided by each Co-Adviser toward the management of the Fund.
It was noted in the materials for the Board meeting that for the period covered by the Senior Officer's Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Co-Advisers and
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noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Co-Advisers and the resources of the Co-Advisers and their affiliates dedicated to the Fund. In particular, the Board considered the services provided by the Co-Advisers in the aggregate, to the extent that the Co-Advisers collaborate with respect to the implementation of the Fund's strategy, as well as separately, to the extent to which specific services provided by a Co-Adviser are distinguishable and subject to meaningful assessment. In this regard, the Board evaluated, among other things, the Co-Advisers' personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Co-Advisers. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Co-Advisers are executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Co-Advisers' investment management services were such as to warrant continuation of the investment advisory contract.
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In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year period covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Co-Advisers and recognized the efforts being taken by the Co-Advisers in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory contract with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision
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of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Co-Advisers have made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Co-Advisers' investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract.
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In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Co-Advisers' industry standing and reputation and with the expectation that the Co-Advisers will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Co-Advisers by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Co-Advisers and their affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Managed Risk Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172156
CUSIP 314172149
Q451884 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $459,393

Fiscal year ended 2015 - $411,650

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $7,775

Fiscal year ended 2015 - $174

Fiscal year ended 2016- Audit consent fee for N-1A filings.

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $121 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $23,000

Fiscal year ended 2015 - $5,000

Fiscal year ended 2016- Service fee for tax reclaim recovery filings.

Fiscal year ended 2015- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $41,616 and $43,184 respectively. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2016 - $307,978

Fiscal year ended 2015 - $82,151

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In their respective required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), the registrant’s independent public accountants, informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Funds

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 23, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2016